UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02064

PAX WORLD FUNDS SERIES TRUST I
(Exact name of registrant as specified in charter)

30 Penhallow Street, Suite 400, Portsmouth, NH			03801
(Address of principal executive offices)			(Zip code)

Pax World Management LLC 30 Penhallow Street, Suite 400, Portsmouth, NH 03801 Attn.: Joseph Keefe
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-767-1729

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.                                 Reports to Stockholders

PAX WORLD BALANCED FUND
Individual Investor Class (PAXWX) Institutional Class (PAXIX) R Class (PAXRX)
PAX WORLD GROWTH FUND
Individual Investor Class (PXWGX) Institutional Class (PWGIX) R Class (PXGRX)
PAX WORLD SMALL CAP FUND
Individual Investor Class (PXSCX) Institutional Class (PXSIX) R Class (PXSRX)
PAX WORLD INTERNATIONAL FUND
Individual Investor Class (PXINX) Institutional Class (PXNIX) R Class (PXIRX)
PAX WORLD HIGH YIELD BOND FUND
Individual Investor Class (PAXHX) Institutional Class (PXHIX) R Class (PXHRX)
PAX WORLD GLOBAL WOMEN'S EQUALITY FUND
Individual Investor Class (PXWEX) Institutional Class (PXWIX)
PAX WORLD GLOBAL ENVIRONMENTAL MARKETS FUND
Individual Investor Class (PGRNX) Institutional Class (PGINX) R Class (PGRGX)

ANNUAL REPORT

December 31, 2012

Table of Contents

Letter to Shareholders	1
Portfolio Manager Comments and Highlights
Pax World Balanced Fund	5
Pax World Growth Fund	9
Pax World Small Cap Fund	14
Pax World International Fund	18
Pax World High Yield Bond Fund	23
Pax World Global Women's Equality Fund	29
Pax World Global Environmental Markets Fund (formerly the Pax World Global Green Fund)	34
Sustainability Update	40
Shareholder Expense Examples	43
Schedule of Investments	46
Statements of Assets and Liabilities	68
Statements of Operations	72
Statements of Changes in Net Assets	74
Statement of Changes—Shares of Beneficial Interest	78
Financial Highlights	80
Notes to Financial Statements	88
Account Options and Services	118

For More Information

General Fund Information

800.767.1729

Shareholder Account Information

800.372.7827

Account Inquiries

Pax World
P.O. Box 55370
Boston, MA 02205-5370

Investment Adviser

Pax World Management LLC
30 Penhallow Street, Suite 400
Portsmouth, NH 03801

Transfer and
Dividend Disbursing Agent

Boston Financial Data Services
P.O. Box 55370
Boston, MA 02205-5370

Custodian

State Street Bank
and Trust Company
1 Lincoln Street
Boston, MA 02111

Letter to Shareholders

by Joseph Keefe, President & CEO

Dear fellow shareholders,

In the investment world, 2012 was a curious year. Markets remained somewhat volatile, the economy continued to stumble through an anemic recovery, businesses were reluctant to hire, money remained on the sidelines, and "uncertainty" seemed to be the recurring explanation for why things weren't getting any better. Uncertainty over Europe's fiscal situation, uncertainty about slowing growth in China, the U.S. election, the so-called "fiscal cliff," changes in tax policy.... Every piece of good news, and there was some—lower household debt, improved consumer sentiment and spending, home prices recovering, banks starting to lend after repairing their balance sheets—was greeted with a big, "Yes, but... there's still so much uncertainty."

At year end, however, the S & P 500 Index1 was up 16.00%, the Russell 2000 Index2 of small-cap stocks was up 16.35%, the Lipper High Yield Bond Funds Index3 was up 15.40% and international developed markets as represented by the MSCI EAFE Index4 were up 17.32%. Markets performed quite well, in other words, even against a backdrop of caution and uncertainty.

As the year closed, Congress wisely chose to steer clear of the fiscal cliff and a self-inflicted recession. President Obama got some of the revenue he wanted and we will have to see what transpires in the next act of the seemingly endless drama over spending and taxes. My strong sense is that, should Congress and the President avoid budget sequestration, which would be as silly as it is destructive, and perhaps even come to terms on an earnest long-term deficit reduction and economic growth package, this would send the mother of all positive signals to the market. Much of the uncertainty, much of the delayed hiring and pent-up demand, much of the cash on the sidelines, would suddenly dissipate. A full-fledged recovery could begin to take shape. In fact, one could argue that it is already underway—if only policy makers would not undermine it.

In the meantime, all of our funds delivered positive returns in 2012 although in most instances we did not keep up with the even healthier returns posted by fast-recovering benchmark indexes. One notable exception to that was our Global Environmental Markets Fund (PXGRN), which returned 19.27% for the year vs. 15.83% for the MSCI World (Net) Index5. This is perhaps worth reflecting on for a moment:

At Pax World, our view is that sustainable investors need to remain focused on the long term even as companies, markets and policy makers too often allow the short-term to dominate. The preoccupation with short-term profit at the expense of more meaningful long-term metrics is taking an increasing toll. In 2012, that toll arguably included Hurricane Sandy. In fact, the environmental fallout from our current economic paradigm is becoming acute. All of earth's natural systems—air, water, minerals, oil, forests and rainforests, soil, wetlands, fisheries, coral reefs, the oceans themselves—are in serious decline. Climate change (and the altered weather patterns associated with it) may be the most urgent crisis but it is really only a symptom. "The problem," as Australian ecologist Paul Gilding has written, "is the delusion that we can have infinite quantitative economic growth, that we can keep having more and more stuff, on a finite planet."6

Our ability to address climate change and other environmental and resource challenges has been hampered by our long-time underinvestment in infrastructure. My own view is that we need to be sounding the alarm about climate change, resource scarcity and the need for a massive public/private investment in clean energy, energy efficiency and other resource optimization technologies. The problem is not going away. A warming climate, rising global population, a growing middle class in developing nations, increased demand for resources, including food and water, rising commodity prices.... The age of resource scarcity is upon us.

Some investors will seek to profit from these trends by investing in natural resources, commodities, agriculture and the like, on the premise that rising demand means rising prices and increased investment returns. Fair enough. This is essentially investing in supply expansion.

But there is another choice as well: Investing in resource optimization. That's where our Global Environmental Markets Fund comes in. The Fund invests in a diverse group of companies around the globe that are addressing critical resource and environmental challenges. It seeks to take advantage of the rapidly accelerating global demand for efficiency solutions in the areas of energy (renewable energy and energy efficiency), water (water infrastructure and technologies, pollution control) and waste (waste management and technologies, environmental support services). In our view, it is a responsible—and we hope a profitable—alternative for investors who want to manage the risks and take advantage of the opportunities associated with the transition to a low-carbon, resource-efficient global economy. These trends are not going away, and we hope the Global Environmental Markets Fund can be part of the solution in investor portfolios for many years to come.

2012 was a challenging year but something tells me 2013 will be too. That's OK. In fact, that's what we are here for: to help investors manage their way through these challenging times. The fundamental premise underlying sustainable investing remains the same: business corporations and markets need to alter their focus from maximizing short-term profit to maximizing long-term value, and long-term value must expressly include the societal benefits associated with or derived from economic activity. The connections between economic output and ecological/societal health should not be incidental, let alone negative, but must be expressly and positively linked. At Pax World, we promise to stay committed to this approach, which in the long run we think best serves investors, society and the planet.

Peace.

Joseph F. Keefe
President and CEO

Equity investments are subject to market fluctuations, the fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings.

1The S&P 500 Index is an unmanaged index of large capitalization common stocks.

2The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

3The Lipper High Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Bond Funds Average. The Lipper High Current Yield Bond Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The Lipper High Current Yield Bond Funds Index is not what is typically considered an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

4The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

5The MSCI World (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World (Net) Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Performance for the MSCI World Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

6Paul Gilding, the Great Disruption, Bloomsbury Press, 2011, p. 186.

Performance Information

Commentary The portfolio manager commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Pax World Management LLC and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.

Historical performance Historical performance can be evaluated in several ways. Each fund's portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund's share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value).

December 31, 2012

Pax World Balanced Fund

Portfolio Manager

Christopher Brown

Portfolio Manager's Comments

How did the Pax World Balanced Fund perform for the period? For the one-year period ended December 31, 2012, the Individual Investor Class, the Institutional Class, and the R Class of the Fund had total returns of 11.28%, 11.56%, and 11.02%, respectively, vs. 11.31% for the 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index blend. For the same one-year period the Lipper Balanced Funds Index had a total return of 11.94%.

What factors contributed to the Fund's performance? The Balanced Fund performed in-line with its blended benchmark (60% S&P 500/40% Barclays U.S. Aggregate Bond Index) and slightly underperformed its peers (Lipper Balanced Fund Index) during the period. The main driver for the positive results came from the equity component, In particular, a healthy weighting (68.78% average weight for the period) in equities significantly contributed to performance. The Fund's bond component produced positive results that were in-line with the Barclay's Capital U.S. Aggregate Bond Index, but not to the extent of the equity component.

Can you discuss any significant changes to the Fund's positioning throughout the period? Searching for yield continued to be a major theme for the Fund during the period. Stock dividend yields1 continued to look attractive relative to bond yields. The Fund focused on companies that not only pay attractive dividend yields, but also have a consistent history of raising their dividends despite the economic environment. We also utilized covered option strategies to initiate or add to existing positions, as well as to reduce or exit from stocks that we own.

What portfolio holdings contributed positively to performance? American Tower Corp., REIT, one of the largest wireless tower operators, posted solid results as smart phone growth continued to drive demand for more tower space. Nordson Corp., a company that manufactures adhesives, sealants and coatings, reported record sales, operating profit, net income and earnings per share, which drove the stock significantly higher during the period. Ensco PLC, Class A, an international offshore drilling company, appreciated significantly during the period despite modest downtime on several rigs. Anticipation of higher margins on new contracts helped drive the stock higher.

December 31, 2012

Pax World Balanced Fund, continued

What portfolio holdings detracted from performance? Baker Hughes, Inc., an energy service company, declined during the period. Lower natural gas prices caused lower onshore rig counts, which negatively impacted earnings for the company. ONEOK Inc., a diversified energy company appreciated slightly during the period, but underperformed the overall market (as measured by the S&P 500 Index). An announcement by the company that it would not proceed with a pipeline project in the Bakken Shale area dampened investor enthusiasm for the stock. Vodafone Group PLC, ADR, a U.K. based global wireless company, declined for the period. The European debt crisis negatively impacted many of their businesses located in Europe, causing their stock to decline.

1Dividend yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock.

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

December 31, 2012

Returns—Period ended December 31, 2012

		Total Return	Average Annual Return
Share class	Ticker Symbol	1 year	3 year	5 year	10 year
Individual Investor Class[1]	PAXWX	11.28%	6.90%	0.55%	5.72%
Institutional Class[1,2]	PAXIX	11.56%	7.17%	0.79%	5.87%
R Class[1,3]	PAXRX	11.02%	6.64%	0.28%	5.58%
S&P 500 Index[4,8]		16.00%	10.87%	1.66%	7.10%
Blended Index[4,5,6,8]		11.31%	9.32%	3.81%	6.62%
Lipper Balanced Funds Index[7,8]		11.94%	8.06%	2.82%	6.51%

1Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

2Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

3Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares includes the performance of Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown.

4The S&P 500 Index is an index of large capitalization common stocks.

5The Blended Index is composed of 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index.

6The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

7The Lipper Balanced Funds Index tracks the results of the 30 largest mutual funds in the Lipper Balanced Funds Average, which is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. The Lipper Balanced Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

8Unlike the Balanced Fund, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index and the Lipper Balanced Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Balanced Funds Index) do not reflect deductions for fees, expenses or taxes.

December 31, 2012

Pax World Balanced Fund, continued

Portfolio Highlights (Unaudited), continued

Asset Allocation	Percent of Investments
U.S. Stocks	56.7%
U.S. Bonds	25.8%
Foreign Stocks	13.1%
Foreign Bonds	3.2%
Exchange Traded Funds	0.5%
Cash & Cash Equivalents	0.7%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
American Tower Corp., REIT	3.1%
Apple, Inc.	3.0%
EMC Corp.	2.8%
Qualcomm, Inc.	2.4%
ONEOK, Inc.	2.4%
EQT Corp.	2.1%
Ingredion, Inc.	2.1%
Intuit, Inc.	2.0%
Becton Dickinson & Co.	1.9%
Vodafone Group PLC, ADR	1.8%
Total	23.6%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Fixed Income	29.2%
Corporate Bonds 11.9%, Mortgage Backed Bonds 6.9%, Agency/Gov't Related Bonds 6.2%, Treasury Bonds 2.4%, Gov't Bonds 0.8%, Municipal Bonds 0.7% and Community Investing 0.3%.
Information Technology	17.2%
Energy	10.3%
Financials	9.4%
Industrials	8.8%
Health Care	6.3%
Consumer Discretionary	5.0%
Materials	3.8%
Telecommunication Services	3.7%
Utilities	3.1%
Consumer Staples	2.8%
Exchange Traded Funds	0.5%
Other	-0.1%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

December 31, 2012

Pax World Growth Fund

Portfolio Manager

Anthony Trzcinka, CFA

Portfolio Manager's Comments

How did the Pax World Growth Fund perform for the period? For the one-year period ended December 31, 2012, the Individual Investor Class, the Institutional Class, and the R Class of the Fund had total returns of 13.08%, 13.35%, and 12.80%, respectively, vs. 15.21% for the Russell 3000 Growth Index. For the same one-year period the Lipper Multi-Cap Core Funds Index had a total return of 16.15%.

What factors contributed to the Fund's performance? Stock selection within the health care and consumer discretionary were two of the biggest factors to negatively affect performance. In both cases a large part of the relative underperformance was caused by what we did not own. Within health care we were underweight biotechnology. We did not own companies such as Gilead Sciences, Inc., Regeneron, Pharmaceuticals, Inc., and Amgen, Inc. which were positive contributors to the performance of the index.

With consumer discretionary we did not hold the home improvement retailers, Home Depot, Inc. and Lowe's Cos., Inc., and we did not own Time Warner Cable, Inc., which was a big contributor to the performance of the index.

On the positive side, within consumer staples we outperformed the index in both stock selection and allocation. Whole Foods Market, Inc. had a strong year with a total return greater than 30%.

Can you discuss any significant changes to the Fund's positioning throughout the period? We continued the modest repositioning that we started over a year ago to take advantage of any upturn in economic activity. We had started to see improvement in housing and employment along with a pickup in auto sales. Our modest repositioning includes adding to more cyclical sectors, such as energy and financials. We are mindful that there are still significant risks in the world and want to proceed at a measured modest pace.

One note to the fund's positioning. The Growth Fund has been significantly underweight Apple, Inc. shares for a few years based on our view that the market was missing some of the risks involved with the company, such as competition catching up, iPhone fatigue, etc. Having said that, we do believe Apple is a very

December 31, 2012

Pax World Growth Fund, continued

good company with very good products and as the price has slipped into the $400s we have decided to add to our position. We are still underweight the position but we do see value in the shares at lower prices.

What portfolio holdings contributed positively to performance? A number of different companies contributed positively to performance. The top contributor was ASML Holding NV, a semiconductor equipment company. ASML had a very strong year from a business fundamental view. They are positioned very well in the semiconductor manufacturing process; they have increased market share and have a good track record of returns to shareholders.

Thermo Fisher Scientific, Inc. was another top contributor to the Fund. Earlier in the year investors were concerned with worldwide austerity measures. However due to Thermo's scale and diversification, along with recovering end markets, they were able to exceed investors' expectations.

Our last top contributor was Terex Corp. They are a diversified global manufacturer of cranes and aerial work platforms. This was a company that did not do well during the downturn but benefited tremendously as their end markets recovered.

What portfolio holdings detracted from performance? Our underweight of Apple caused the largest negative affect on performance. Even with Apple shares weakening towards year end, the shares were still up roughly two times the market. Our significant underweight detracted from relative performance.

Acme Packet, Inc., was another large detractor of performance. Acme Packet is a provider of communications equipment to large and small telecomm service providers. The delay by companies such as Verizon in rolling out its new technology, VoLTE, weighed on Acme shares.

Devon Energy Corp. was negatively affected by the continued low natural gas prices. Their move towards more oil related revenue has been slower than expected.

December 31, 2012

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2012

		Total Return	Average Annual Return
Share class	Ticker Symbol	1 year	3 year	5 year	10 year
Individual Investor Class[1]	PXWGX	13.08%	10.61%	1.92%	7.96%
Institutional Class[1,2]	PWGIX	13.35%	10.89%	2.16%	8.10%
R Class[1,3]	PXGRX	12.80%	10.31%	1.69%	7.83%
Russell 3000 Growth Index[4,6]		15.21%	11.46%	3.15%	7.69%
Lipper Multi-Cap Core Funds Index[5,6]		16.15%	9.60%	1.53%	7.62%

1The Fund's adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

2Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

December 31, 2012

Pax World Growth Fund, continued

Portfolio Highlights (Unaudited), continued

3Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares includes the performance of Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown.

4The Russell 3000 Growth Index measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies, as measured by market capitalization.

5The Lipper Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Core Funds Average. The Lipper Multi-Cap Core Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest in companies with a variety of market capitalization ranges without concentrating more than 75% in any one market capitalization range over an extended period of time. Multi-Cap Core funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. The Lipper Multi-Cap Core Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

6Unlike the Growth Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments
U.S. Stocks	84.9%
Foreign Stocks	13.5%
Cash & Cash Equivalents	1.6%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Apple, Inc.	2.8%
Google, Inc., Class A	2.4%
General Mills, Inc.	1.9%
Qualcomm, Inc.	1.9%
PepsiCo, Inc.	1.8%
IBM	1.8%
Thermo Fisher Scientific, Inc.	1.7%
Roche Holding AG	1.6%
3M Co	1.6%
Macy's, Inc. .	1.6%
Total	19.1%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

December 31, 2012

Sector Diversification

Sector	Percent of Net Assets
Information Technology	29.6%
Consumer Discretionary	13.2%
Industrials	12.8%
Health Care	12.0%
Financials	8.6%
Consumer Staples	8.1%
Energy	7.5%
Materials	4.4%
Telecommunications Services	1.2%
Utilities	1.2%
Other	1.4%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

December 31, 2012

Pax World Small Cap Fund

Portfolio Manager

Nathan Moser, CFA

Portfolio Manager's Comments

How did the Pax World Small Cap Fund perform for the period? For the one-year period ended December 31, 2012, the Individual Investor Class, the Institutional Class, and the R Class of the Fund had total returns of 13.55%, 13.75%, and 13.24%, respectively, vs. 16.35% for the Russell 2000 Index. For the same one-year period the Lipper Small-Cap Core Funds Index had a total return of 15.94%.

What factors contributed to the Fund's performance? Strong stock selection within the consumer discretionary and health care sectors contributed positively to performance. Poor performance within the information technology and financial sectors more than offset these contributions.

Can you discuss any significant changes to the Fund's positioning throughout the period? Financials were one of our largest relative overweight positions at year-end. We have been adding to our holdings in small banks as we believe they are poised to benefit from the continued improvement in housing. In addition, we are attracted to their inexpensive valuations and dividend yields. While increased levels of regulation have impacted near-term earnings, we believe this will lead to an improvement in merger and acquisitions (M&A) transactions.

What portfolio holdings contributed positively to performance? Jamba, Inc., a healthful restaurant company, increased significantly on continued improvement in financial results. We have been impressed with management's turnaround of the business and believe Jamba is well-positioned to benefit from increased consumption of healthful foods and beverages. Cinemark Holdings, Inc., an operator of movie theaters, increased sharply as strong box office trends led to increased earnings estimates. In addition, the company announced an acquisition of a small movie theater chain, which should be additive to earnings in 2013. Vascular Solutions, Inc., a medical device company, increased as financial results were better than expected.

What portfolio holdings detracted from performance? Interdigital, Inc., a wireless technology company, declined sharply during the period the Fund held shares. The combination of deteriorating financial performance along with a negative outcome to the company's review of strategic alternatives likely led to the decline. Acme

December 31, 2012

Packet, Inc., a technology company, declined on weaker than expected financial results. We no longer hold shares due to a significant deterioration in the underlying fundamentals of the business. Westell Technologies, Inc., Class A, a technology equipment company, declined during the quarter on weaker-than-expected financial results. We continue to hold shares as we believe the company's valuation is extremely attractive, and we expect future acquisitions will drive improved profitability.

Portfolio Highlights (Unaudited)

Total Return—Historical Growth of $10,000—Since Inception

Returns—Period ended December 31, 2012

		Total Return	Average Annual Return
Share class	Ticker Symbol	1 year	3 year	Since Inception
Individual Investor Class[1]	PXSCX	13.55%	12.55%	6.12%
Institutional Class[1]	PXSIX	13.75%	12.83%	6.40%
R Class[1]	PXSRX	13.24%	12.30%	5.86%
Russell 2000 Index[2,4]		16.35%	12.25%	5.89%
Lipper Small-Cap Core Funds Index[3,4]		15.94%	11.92%	6.21%

1The Fund's inception date is March 27, 2008. The Fund's adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the

December 31, 2012

Pax World Small Cap Fund, continued

Portfolio Highlights (Unaudited), continued

taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

2The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

3The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds Average. The Lipper Small-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's USDE small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The Lipper Small-Cap Core Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator.

4Unlike the Small Cap Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Small-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments
U.S. Stocks	94.0%
Foreign Stocks	2.5%
Cash & Cash Equivalents	3.5%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Territorial Bancorp, Inc.	4.1%
Capitol Federal Financial, Inc.	.3.7%
OmniAmerican Bancorp, Inc.	3.6%
Westell Technologies, Inc., Class A	3.6%
Oritani Financial Corp.	3.5%
Halcon Resources Corp.	3.5%
Natus Medical, Inc.	3.4%
Chicopee Bancorp, Inc.	3.4%
TheStreet, Inc.	3.2%
Jamba, Inc.	3.2%
Total	35.2%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

December 31, 2012

Sector Diversification

Sector	Percent of Net Assets
Financials	28.8%
Health Care	17.1%
Consumer Discretionary	15.7%
Information Technology	14.7%
Energy	7.9%
Industrials	7.4%
Utilities	2.6%
Telecommunication Services	1.6%
Materials	1.4%
Other	2.8%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

December 31, 2012

Pax World International Fund

Portfolio Manager

Ivka Kalus-Bystricky

Portfolio Manager's Comments

How did the Pax World International Fund perform for the period? For the one-year period ended December 31, 2012, the Individual Investor Class, the Institutional Class, and the R Class of the Fund had total returns of 12.91%, 13.14%, and 12.61%, respectively, vs. 17.32% for the MSCI EAFE (Net) Index. For the same one-year period the Lipper International Multi-Cap Core Funds Index had a total return of 18.82%.

What factors contributed to the Fund's performance? European stock selection and sector allocation decisions contributed most to the underperformance of the Fund this year. On the allocation side, the Fund was hurt by a large position in poorly performing European energy stocks and under-allocation to very strongly performing European and UK financial stocks. The Fund's focus on long-term secular themes rather than on short-term factors led to poor stock selection across most regions and sectors.

On the positive side, stock selection was a positive contributor to performance within the financials, consumer staples and materials sectors. A large allocation to emerging markets also provided strong positive returns that somewhat mitigated the overall poor relative performance of the Fund.

Can you discuss any significant changes to the Fund's positioning throughout the period? During the course of the year, the Fund took advantage of strong performance in certain regions and sectors to reallocate portfolio resources to other attractive but less noticed regions and sectors. During the year, we trimmed exposure to Australasia, Europe, Financials and Industrials, and added exposure to the UK, Japan, energy and consumer discretionary. We maintained a large, almost 10%, exposure to emerging markets. We eliminated and replaced about 20 holdings in the fund. Eliminations include Credit Suisse Group AG, ADR, Koninklijke KPN NV, Telefonica SA, Royal Philips, HSBC Holdings PLC, ADR, Sun Hung Kai Properties, Ltd., Rogers Communications, Inc., Class B, Nippon Electric Glass Co., Ltd., Adecco SA, Wacker Chemie AG and Metro AG. New positions include Nestle SA, Royal Bank of Canada, UniCredit SpA, Deutsche Telekom AG, Vodafone Group PLC, ADR, ARM Holdings PLC, ADR, Marks & Spencer Group PLC, Sasol Ltd., ADR, Astellas Pharma, Inc., and Danone SA.

December 31, 2012

What portfolio holdings contributed positively to performance?

•  Turkiye Halk Bankasi AS, a Turkish bank, returned about 93% during the year due to expectations of continued strong growth in Turkey and Halkbank's excellent profit growth and strong balance sheet. This appreciation came despite the sale of almost 25% of Halkbank shares by the Turkish government in November, which effectively doubled the free float of shares held by the public to almost 50%.

•  Powszechny Zaklad Ubezpieczen SA (PZU), a Polish property and casualty insurer, returned about 68% during the year. PZU benefited from the continued convergence of Polish GDP per capita relative to the rest of Western Europe which is leading to rising middle class wealth in the country as well as rising asset values that drive demand for property insurance.

•  Unicredit SpA, an Italian Bank and recent addition to the Fund, returned almost 53% since purchase this year due to diminishing concerns regarding Italy's ability to service its sovereign debt1.

What portfolio holdings detracted from performance?

•  Repsol SA is a global oil and gas producer. The stock lost about 28% of its value during the year due to its Spanish domicile and link to Spanish sovereign concerns, as well due to the nationalization of Repsol's YPF assets by the Argentine government.

•  BG Group PLC is a global oil and gas producer. The stock declined about 21% during the year, mostly due to a reduction in near-term production targets announced during the fourth quarter.

•  Telefonica SA is a Spanish and Latin-American telecom operator. The company canceled its dividend due to poor results attributed to a severe recession in Spain. This led to poor stock performance which cost the portfolio about 34% before it was removed from the Fund.

1Sovereign debt are bonds issued by a national government in a foreign currency, in order to finance the issuing country's growth. Sovereign debt is generally a riskier investment when it comes from a developing country, and a safer investment when it comes from a developed country. The stability of the issuing government is an important factor to consider, when assessing the risk of investing in sovereign debt, and sovereign credit ratings help investors weigh this risk.

December 31, 2012

Pax World International Fund, continued

Portfolio Highlights (Unaudited)

Total Return—Historical Growth of $10,000—Since Inception

Returns—Period ended December 31, 2012

		Total Return	Average Annual Return
Share class	Ticker Symbol	1 year	3 year	Since Inception
Individual Investor Class[1]	PXINX	12.91%	0.34%	-2.60%
Institutional Class[1]	PXNIX	13.14%	0.62%	-2.31%
R Class[1]	PXIRX	12.61%	0.12%	-2.87%
MSCI EAFE (Net) Index[2,4]		17.32%	3.56%	-2.08%
Lipper International Multi-Cap Core Funds Index[3,4]		18.82%	5.58%	0.30%

1The Fund's inception date is March 27, 2008. The Fund's adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

2The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance

December 31, 2012

for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax. Investors cannot invest directly in any index.

3The Lipper International Multi-Cap Core Index tracks the results of the 30 largest mutual funds in the International Multi-Cap Core Average. The Lipper International Multi-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

4Unlike the International Fund, the MSCI EAFE (Net) Index and the Lipper International Multi-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper International Multi-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments
Foreign Stocks	97.3%
Exchange Traded Funds: Commodity	2.4%
Cash & Cash Equivalents	0.2%
Other	0.1%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Statoil ASA, ADR	2.9%
SPDR Gold Shares	2.4%
Teva Pharmaceutical Industries, Ltd., ADR	2.4%
LVMH Moet Hennessy Louis Vuitt	2.3%
Turkiye Halk Bankasi AS	2.3%
DBS Group Holdings, Ltd.	2.3%
ABB, Ltd., ADR	2.3%
Reed Elsevier PLC	2.3%
Rio Tinto PLC, ADR	2.2%
Reckitt Benckiser Group PLC	2.2%
Total	23.6%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

December 31, 2012

Pax World International Fund, continued

Portfolio Highlights (Unaudited), continued

Sector Diversification

Sector	Percent of Net Assets
Financials	19.6%
Energy	12.8%
Industrials	11.7%
Consumer Staples	10.8%
Consumer Discretionary	9.8%
Health Care	8.4%
Materials	7.5%
Information Technology	7.1%
Telecommunication Services	5.7%
Utilities	3.3%
Exchange Traded Funds: Commodity	2.4%
Other	0.9%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

Geographical Diversification

Country	Percent of Net Assets
United Kingdom	17.1%
Japan	16.1%
Switzerland	7.6%
France	7.1%
Germany	6.9%
Australia	6.0%
Singapore	5.0%
Canada	4.1%
Norway	2.9%
Turkey	2.9%
Sweden	2.8%
Brazil	2.4%
Israel	2.4%
Belgium	2.0%
Spain	2.0%
Italy	1.6%
Poland	1.6%
Luxembourg	1.5%
South Africa	1.2%
Taiwan	1.2%
Austria	1.1%
Finland	1.1%
Hong Kong	0.1%
Other	3.3%
Total	100.0%

December 31, 2012

Pax World High Yield Bond Fund

Portfolio Manager

Mary Austin, CFA

Portfolio Manager's Comments

How did the Pax World High Yield Bond Fund perform for the period? For the one-year period ended December 31, 2012, the Individual Investor Class, the Institutional Class, and the R Class of the Fund had total returns of 13.41%, 13.72%, and 13.29%, respectively, vs. 14.58% for the BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index. For the same one-year period the Lipper High Yield Bond Funds Index has a total return of 15.40%.

What factors contributed to the Fund's performance? The fund was aided by both its selection and allocation in B and BB rated bonds and was hindered by its allocation in CCC and CC rated bonds. Our bond selection in the media, consumer, and services sectors contributed to our performance and our selection in telecommunication services hindered our performance. Although we profited from our Euro-denominated debt holdings, we hedged our bonds against currency risk, which detracted from the Fund's performance. The Euro and European debt started recovering last year after European Central Bank President Mario Draghi commented that he would do whatever it takes to protect the Eurozone from collapse.

Can you discuss any significant changes to the Fund's positioning throughout the period? We increased our weightings in the technology and electronics sector to take advantage of the secular shift in the industry for mobile computers, increased demand for data storage, and business services. Some of the names we purchased were NetApp, Inc., a provider of data storage and management, Epicor Software Corp., a leading global provider of enterprise applications software and services, and Spansion, Inc., a developer and marketer of flash memory products.

Financial services was another area in which we increased our holdings by purchasing Hercules Technology Growth Capital, Inc., a provider of debt and equity capital to technology-related companies; and CIT Group, Inc., a provider of lending, advisory, and commercial banking services to small and middle market businesses.

During the last quarter we reduced our single B and CCC holdings and increased our BB holdings in order to reduce volatility in the portfolio. At year end, the fiscal cliff was a major concern as was the U.S. debt ceiling and budget. Although

December 31, 2012

Pax World High Yield Bond Fund, continued

deadlines have been pushed back and payroll tax cuts have not been extended, we anticipate actions down the road may slow gross domestic product (GDP) growth more.

What portfolio holdings contributed positively to performance? Foodcorp Pty Ltd., a South African manufacturer of branded and private-label food products, was our best performer for several reasons: South Africa based Rainbow Chicken Limited (RCL) and Capitau Investment Advisory Limited (Capitau) announcement to buy a 64% stake in the company is expected to be a deleveraging event; strong fundamentals; and, the bonds rebounded after selling off last year with most other emerging market debt.

Alliance Healthcare Services, Inc., a national provider of outpatient diagnostic imaging and radiation therapy, our second top performer. The company raised yearly guidance after reporting better-than-expected results due to successful cost savings and an improved renewable contract rate.

Ply Gem Industries, Inc., a building products company, was our third best performer. The company has been taking market share in a difficult home building environment and participated in the higher beta rally during the year as investors searched for higher yield in lower rated names.

What portfolio holdings detracted from performance? Axtel SAB de CV, the second largest Mexican wireline operator, was among our largest detractors from performance due to weaker 2012 results from increased competition from cable companies and LD pricing pressure. American Movil/Telmex dominates the Mexican telecommunications market with an 80% market share. End of 2012 saw an increase of pricing pressure from them and other large players trying to gain or maintain market share, which hurt Axtel, the second largest wireline player with less than 20% market share. In addition, Axtel has been rolling out a new fiber to the home product, which has put company in weaker financial position. The company has taken action by exploring recapitalization and sales of assets.

Nexeo Solutions LLC., an independent global chemicals, plastics composites and environmental services distribution company, was also a performance detractor. The company reported weaker than expected fourth quarter fiscal year 2012 results due to a decrease in volumes and average selling price for chemicals and plastic products. The company also guided cautiously for first quarter fiscal year 2013 as it continues to see pricing pressure in the near term.

December 31, 2012

Inventiv Health, Inc., a provider of late stage outsourced, marketing, and consulting services to the life sciences industry, was acquired in August 2010 by an affiliate of Thomas H. Lee Partners LP in a leveraged buyout. The company has had continued challenges due to lower than expected research and development (R&D) spend by life science and other pharmaceutical companies and had to issue additional debt late 2012 in order to repay bank debt and avoid a covenant breach. As a result, the bonds have dropped in value and we are monitoring the situation.

S&P ratings assist investors by evaluating the credit worthiness of many bond issues. AAA to BBB ratings are typically issued to those securities considered investment grade. The rating is not a recommendation to buy or sell a particular bond. For information on the rating agency's methodology go to: http://www.standardandpoors.com/ home/en/us.

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

December 31, 2012

Pax World High Yield Bond Fund, continued

Portfolio Highlights (Unaudited), continued

Returns—Period ended December 31, 2012

		Total Return	Average Annual Return
Share class	Ticker Symbol	1 year	3 year	5 year	10 year
Individual Investor Class[1]	PAXHX	13.41%	8.47%	7.04%	7.97%
Institutional Class[1,2]	PXHIX	13.72%	8.79%	7.30%	8.18%
R Class[1,3]	PXHRX	13.29%	8.35%	6.82%	7.83%
BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index[4,6]		14.58%	11.34%	9.12%	9.30%
Lipper High Current Yield Bond Funds Index[5,6]		15.40%	10.90%	7.73%	8.89%

1The Fund's adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

2Inception of Institutional Class shares is June 1, 2004. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

3Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares includes the performance of Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown.

4The BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index tracks the performance of BB- and B-rated fixed income securities publicly issued in the major domestic or eurobond markets, with total index allocation to an individual issuer limited to 2%.

5The Lipper High Current Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Bond Funds Average. The Lipper High Current Yield Bond Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The Lipper High Current Yield Bond Funds Index is not what is typically considered an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

6Unlike the High Yield Bond Fund, the BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index, and the Lipper High Current Yield Bond Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper High Current Yield Bond Funds Index) do not reflect deductions for fees, expenses or taxes.

December 31, 2012

Asset Allocation	Percent of Investments
U.S. Bonds	63.6%
Foreign Bonds	26.5%
U.S. Stocks	2.0%
Exchange Traded Funds	3.9%
Cash & Cash Equivalents	4.0%
Total	100.0%

Credit Quality

Bond Rating	Percent of Bonds
A	0.5%
BBB	1.9%
BB	21.9%
B	63.7%
CCC	10.4%
CC	0.3%
Not Rated	1.3%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
EVERTEC LLC/Finance Corp., 11.000%, 10/01/18	1.8%
Valassis Communications, Inc., 6.625%, 02/01/21	1.8%
Kennedy-Wilson, Inc., 8.750%, 04/01/19	1.6%
Air Medical Group Holdings, Inc., 9.250%, 11/01/18	1.6%
Stream Global Services, Inc., 11.250%, 10/01/14	1.6%
HCA Holdings, Inc., 7.750%, 05/15/21	1.6%
Syniverse Holdings, Inc., 9.125%, 01/15/19	1.6%
Sabre, Inc., 144A, 8.500%, 05/15/19	1.6%
Numericable Finance & Co. SCA, 144A, 8.750%, 02/15/19	1.5%
PHI, Inc., 8.625%, 10/15/18	1.5%
Total	16.2%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

December 31, 2012

Pax World High Yield Bond Fund, continued

Portfolio Highlights (Unaudited), continued

Fixed Income Sector Diversification

Sector	Percent of Net Assets
Energy	13.6%
Health Care	13.0%
Services	11.7%
Technology & Electronics	10.1%
Telecommunications	9.2%
Consumer Cyclical	8.8%
Media	8.5%
Capital Goods	4.2%
Basic Industry	4.1%
Financial Services	3.3%
Consumer Non-Cyclical	2.0%
Real Estate	1.9%
Utility	0.7%
Other	8.9%
Total	100.0%

May include companies representing multiple industries with a single "Sector".

Geographic Diversification

Percent of Net Assets
United States	73.70%
Luxembourg	3.40%
Mexico	3.30%
South Africa	2.70%
Puerto Rico	1.80%
Canada	1.50%
Hong Kong	1.40%
United Kingdom	1.20%
Australia	1.10%
Bermuda	0.60%
Ireland	0.60%
Percent of Net Assets
Netherlands	0.60%
Chile	0.50%
Norway	0.40%
France	0.30%
Germany	0.30%
Malaysia	0.20%
Austria	0.10%
Cayman Islands	0.0%*
Other	6.30%
Total	100.00%

*Rounds to less than 0.1%

December 31, 2012

Pax World Global Women's Equality Fund

Portfolio Manager

Ivka Kalus-Bystricky

Portfolio Manager's Comments

How did the Pax World Global Women's Equality Fund perform for the period? For the one-year period ended December 31, 2012, the Individual Investor Class and the Institutional Class of the Fund had total returns of 12.67% and 12.92%, respectively, vs. 15.83% for the MSCI World (Net) Index. For the same one-year period the Lipper Global Large-Cap Core Funds Index had a total return of 18.64%.

What factors contributed to the Fund's performance? European stock selection, particularly in European health care and telecommunication services, was the largest detractor from performance. Poor relative performance in the financials sector was also a significant detractor, both from under-exposure to strongly performing European and UK financials and from stock selection within U.S. financials.

On the positive side, U.S. stock selection, particularly in U.S. industrials and health care, provided higher returns than the market overall. A large allocation to emerging markets also provided high returns of over 40% that mitigated some of the poor relative performance of international holdings in the Fund. Finally, while lack of holdings in a strongly appreciating Apple were a headwind for the Fund during the first 9 months of the year, this turned into a tailwind during the last quarter as Apple stock lost about 20% of its value.

Can you discuss any significant changes to the Fund's positioning throughout the period? During 2012, we liquidated 15 holdings in the Fund and purchased 18 new positions. New holdings include Nestle SA, Starbucks Corp., Turkiye Halk Bankasi AS, AXA SA, ABB, Ltd., ADR, Xerox Corp., Trend Micro, Inc., Deutsche Telekom AG, U.S. Bancorp, and Weyerhaeuser Co., REIT. Deletions include BlackRock, Inc., Deere & Co., Watsco, Inc., Koninklijke KPN NV, iShares Silver Trust, Hoya Corp., Metro AG, Coca-Cola Enterprises, Inc., Suncor Energy, Inc., and St. Jude Medical, Inc. These changes had a small impact on portfolio sector allocations, resulting in slightly more exposure to utilities and consumer discretionary and less exposure to materials and telecommunications. The Fund remains relatively neutral across sectors when compared to the benchmark. From a regional perspective, we increased our exposure to emerging markets, Europe,

December 31, 2012

Pax World Global Women's Equality Fund, continued

and Australasia, mostly at the expense of the UK and Canada. The Fund remains relatively neutral across most regions when compared to the benchmark, with the exception of a large underweight to Japan and large active weight in emerging markets.

What portfolio holdings contributed positively to performance?

•  Turkiye Halk Bankasi AS, a Turkish bank, returned about 46% during the Fund's holding period this year to expectations of continued strong growth in Turkey and Halkbank's excellent profit growth and strong balance sheet. This appreciation came despite the sale of almost 25% of Halkbank shares by the Turkish government in November, which effectively doubled the free float of shares held by the public to almost 50%.

•  Powszechny Zaklad Ubezpieczen SA (PZU), a Polish property and casualty insurer, returned about 68% during the year. PZU benefited from the continued convergence of Polish GDP per capita relative to the rest of Western Europe which is leading to rising middle class wealth in the country as well as rising asset values that drive demand for property insurance.

•  Natura Cosmeticos SA is a Brazilian direct-marketing cosmetics company. Our holdings returned almost 54% during the year. The company benefited from strong consumption-led growth in Brazil fuelled by low interest rates.

What portfolio holdings detracted from performance?

•  BG Group PLC is a global oil and gas producer. The stock declined about 21% during the year, mostly due to a reduction in near-term production targets announced during the fourth quarter.

•  Shiseido Co., Ltd. is a Japanese cosmetics company. The stock lost about 20% during the year due to consumer weakness in Japan and weakness in its international markets. Shiseido has sizeable operations in China and was also negatively impacted by Chinese protests and boycotts over Japanese accession of uninhabited islands claimed by both countries.

•  Telefonica SA, ADR is a Spanish and Latin-American telecom operator. The company canceled its dividend due to poor results attributed to a severe recession in Spain. This led to poor stock performance which cost the portfolio about 34% before it was removed from the Fund.

December 31, 2012

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2012

		Total Return	Average Annual Return
Share class	Ticker Symbol	1 year	3 year	5 year	10 year
Individual Investor Class[1]	PXWEX	12.67%	4.41%	-2.89%	3.57%
Institutional Class[1,2]	PXWIX	12.92%	4.66%	-2.65%	3.76%
MSCI World (Net) Index[3,6]		15.83%	6.93%	-1.18%	7.51%
MSCI World Large-Cap (Net) Index[4,6]		15.72%	6.52%	-1.41%	6.91%
Lipper Global Large-Cap Core Funds Index[5,6]		18.64%	8.06%	0.17%	7.36%

1Pax World Global Women's Equality Fund, a series of Pax World Funds Series Trust I, acquired Women's Equity Fund, a series of Professionally Managed Portfolios ("Old Women's Equity Fund"), on October 29, 2007. Performance information shown includes the performance of Retail Class shares of Old Women's Equity Fund for periods prior to October 29, 2007, which has not been adjusted to reflect any differences in expenses between Old Women's Equity Fund and the Global Women's Equality Fund; if such expense adjustments were reflected, the returns would be higher than those shown. The Fund's adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

December 31, 2012

Pax World Global Women's Equality Fund, continued

Portfolio Highlights (Unaudited), continued

2Inception of Institutional Class shares is April 19, 2006. The performance information shown for Institutional Class shares includes the performance of the Retail Class shares of Old Women's Equity Fund shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares or to reflect any differences in expenses between Old Women's Equity Fund and the Global Women's Equality Fund. If such expense adjustments and allocable expenses were reflected, the returns would be higher than those shown.

3Effective January 1, 2012, the performance benchmark of the Global Women's Equality Fund changed from the MSCI World Large Cap (Net) Index to the MSCI World (Net) Index. The Fund believes that the MSCI World Index better represents the investment strategies of the Global Women's Equality Fund and its global focus. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Performance for the MSCI World Index is shown "net," which includes dividend reinvestments after deduction of foreign withholding taxes. Investors cannot invest directly in any index.

4The MSCI World Large-Cap Index is a subset of the MSCI World Index, and has a target coverage range of approximately 70% of the free float-adjusted market capitalization within the MSCI World Index. The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Performance for the MSCI World Large- Cap Index is shown "net," which includes dividend reinvestments after deduction of foreign withholding taxes.

5The Lipper Global Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Global Large-Cap Funds Average. The Lipper Global Large-Cap Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three year weighted basis) above Lipper's Global Large-Cap floor. Global Large-Cap Core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World BMI. The Lipper Global Large-Cap Core Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

6Unlike the Global Women's Equality Fund, the MSCI World (Net) Index, the MSCI World Large-Cap (Net) Index and the Lipper Global Large-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Global Large-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments
U.S. Stocks	49.6%
Foreign Stocks	48.7%
Cash & Cash Equivalents	0.1%
Exchange Traded Funds: Commodity	1.6%
Total	100.0%

December 31, 2012

Top Ten Holdings

Company	Percent of Net Assets
Statoil ASA, ADR	3.0%
General Mills, Inc.	2.3%
Rio Tinto PLC, ADR.	2.1%
3M Co.	2.0%
Turkiye Halk Bankasi AS	2.0%
Google, Inc., Class A.	2.0%
Woodside Petroleum, Ltd.	2.0%
Komatsu, Ltd.	2.0%
Bank of New York Mellon Corp., The	1.9%
Teva Pharmaceutical Industries, Ltd., ADR	1.9%
Total	21.2%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Financials	18.2%
Information Technology	13.5%
Health Care	11.7%
Consumer Discretionary	11.2%
Energy	10.9%
Industrials	10.8%
Consumer Staples	10.3%
Materials	5.1%
Telecommunication Services	3.2%
Utilities	2.9%
Exchange Traded Funds: Commodity	1.6%
Other	0.6%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

Geographic Diversification

Country	Percent of Net Assets
United States	49.4%
United Kingdom	8.2%
Switzerland	7.2%
Australia	4.9%
Japan	4.8%
Canada	4.3%
Germany	3.6%
Norway	3.0%
France	2.1%
Country	Percent of Net Assets
Turkey	2.0%
Israel	1.9%
Sweden	1.7%
Poland	1.4%
Brazil	1.3%
South Africa	1.1%
Finland	0.9%
Other	2.2%
Total	100.0%

December 31, 2012

Pax World Global Environmental
Markets Fund

Co-Portfolio Managers

Bruce Jenkyn-Jones
& Ian Simm

Sub-Advisor

Impax Asset
Management Ltd.

Portfolio Managers' Comments

How did the Pax World Global Environmental Markets Fund perform for the period? For the one-year period ended December 31, 2012, the Individual Investor Class, the Institutional Class, and the R Class of the Fund had total returns of 19.27%, 19.47%, and 18.95%, respectively, vs. 15.83% for the MSCI World (Net) Index and 16.65% for the FTSE Environmental Opportunities Index ("FTSE EOAS").

What factors contributed to the Fund's performance? 2012 proved to be a volatile year for markets, driven by macro issues. However, during the second half, progress in the EU sovereign-debt crisis (especially the European Central Bank (ECB) stating that it will act as a backstop in the event of sovereign default), together with encouraging economic data (in the U.S. and Asia), led to positive markets for the year as a whole.

Events such as Hurricane Sandy in the U.S., record-breaking droughts in the U.S. and Australia and serious flooding in the UK heightened awareness and emphasized the need for increased infrastructure investment. Numerous policy developments also supported our markets during 2012.

Both sector allocation and strong stock selection drove portfolio performance in 2012. After a difficult first half for global markets, improving industrial manufacturing, construction and automotive market data drove performance over the remainder of the year. The energy efficiency sub-sector performed particularly well following positive legislative momentum, compelling commercial propositions and cyclical exposures. Water infrastructure companies proved another key contributor to performance, due to exposure to improving construction markets, the bottoming of municipal spending in the U.S. and merger and acquisition (M&A) activity. Geographically, positive performance came from across the regions, with notable strong absolute performance from our Asia-Pacific holdings, and relative to the FTSE EOAS Index.

December 31, 2012

The alternative energy sub-sector detracted from performance early in the year, due to overcapacity and regulatory uncertainty. We subsequently sold out of our small positions in this sub-sector and at the end of the period had no exposure; this proved beneficial over the remainder of the year as the sub-sector continued to show weakness. We continue to believe in the long-term growth prospects for this sub-sector and are monitoring closely for future opportunities as fundamentals improve. At the moment, while growth prospects are looking more attractive, this is not the case for equity investments where a lack of pricing power and overcapacity issues persist.

Can you discuss any significant changes to the Fund's positioning throughout the period? Energy efficiency: We maintained our large position in the energy efficiency sub-sector, selling three holdings and adding four new positions. We purchased BorgWarner, Inc. (transport energy efficiency, U.S.) at an attractive valuation, for exposure to fuel efficient technologies. We bought Delphi Automotive PLC (transport energy efficiency, UK) following a restructuring and refocus towards manufacturing of fuel efficient power train and engine components; the company is attractively valued with strong cash generation. We added ABB, Ltd., ADR (power network efficiency, Switzerland) as the positive momentum in operating profit seems sustainable, supported by improving transmission and distribution end-markets within the power network efficiency theme. We took the opportunity to add UK industrial energy efficiency company Spirax-Sarco Engineering PLC following a drop in valuation alongside the share price. We believe the company is well managed and the business model is positioned to benefit from the strong demand in industrial steam processes within the energy efficiency sub-sector.

We sold industrial energy efficiency stocks Rogers Corp. (U.S.) due to deteriorating end-markets and Prysmian (Italy) due to balance sheet concerns and uncertainty over the timing of a potential recovery in the company's construction-related end markets. We also sold Cooper Industries PLC (power network efficiency, U.S.) following a surge in the share price on news of a takeover by Eaton Corporation.

Alternative energy: We sold out of Spanish holdings EDP Renovaveis SA (renewable energy developers and IPPs) and Abengoa SA (biofuels), due to on-going overcapacity issues and regulatory uncertainty. We significantly reduced our remaining holding China Longyuan Power Group Corp. (renewable energy developers and IPPs, China), with minimal exposure remaining at the end of the period.

December 31, 2012

Pax World Global Environmental Markets Fund, continued

Water: We significantly increased our weighting to this sector over the period. During market volatility in the first half of 2012, we increased our exposure to high quality, more defensive companies with good earnings visibility, including purchasing Agilent Technologies, Inc. (environmental testing and gas sensing, U.S.). We also bought Xylem, Inc. (water infrastructure, U.S.) and added to other key U.S. holdings such as Pall (water treatment equipment) and Watts Water Technologies, Inc., Class A (water infrastructure).

Waste: We bought Royal Imtech NV (environmental consultancies, Netherlands) as increasing demand for green buildings is providing strong order book growth for water and energy saving building solutions. We sold Air Products and Chemicals, Inc. (diversified environmental, U.S.) as it failed to meet Pax World's environmental criteria.

What portfolio holdings contributed positively to performance? One of the top performing stocks over the period was IMI PLC (diversified energy efficiency, UK), which undertook a successful restructuring process and subsequently reported good results. Improving industrial manufacturing data also benefitted the company. Thermo Fisher Scientific, Inc. (environmental testing and gas sensing, U.S.) benefitted from better than expected academic and life science budget allocations early in the year and later released results which beat expectations and raised guidance. China Everbright International, Ltd. (water and waste treatment, Hong Kong) outperformed following increasing project wins, good earnings visibility and high growth.

M&A activity continued to drive the portfolio in 2012, with Invensys PLC (diversified energy efficiency, UK) performing well following the successful sale of its rail business, at a 30% better price than the market expected, which removed a substantial pension deficit from the balance sheet. The company also announced that it will return substantial cash to shareholders. ENN Energy Holdings, Ltd. (pollution control solutions, China) rose when a deal to purchase China Gas, which had proved unpopular with investors, did not go ahead.

What portfolio holdings detracted from performance? Our alternative energy holdings underperformed driven by manufacturing overcapacity in the wind and solar markets and regulatory uncertainty concerning subsidy levels, especially in Spain. Key detractors to performance were EDP Renovaveis (renewable energy developers & IPPs, Spain), Abengoa (diversified, Spain) and China Longyuan (renewable energy developers & IPPs, China).

December 31, 2012

Other underperformance was stock specific, such as Royal Imtech (environmental consultancies, Netherlands) which suffered as working capital worries spooked some investors looking at the balance sheet debt increase shortly after purchase of initial position. We believe this is seasonality and a focus point for management.

Portfolio Highlights (Unaudited)

Total Return—Historical Growth of $10,000—Since Inception

Returns—Period ended December 31, 2012

		Total Return	Average Annual Return
Share class	Ticker Symbol	1 year	3 year	Since Inception
Individual Investor Class[1]	PGRNX	19.27%	5.92%	0.98%
Institutional Class[1]	PGINX	19.47%	6.22%	1.23%
R Class[1]	PGRGX	18.95%	5.67%	0.70%
MSCI World (Net) Index[2,4]		15.83%	6.93%	0.66%
FTSE Environmental Opportunities Index Series[3,4]		16.65%	6.02%	N/A

1The Fund's inception date is March 27, 2008. The Fund's adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their

December 31, 2012

Pax World Global Environmental Markets Fund, continued

Portfolio Highlights (Unaudited), continued

original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

2The MSCI World (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World (Net) Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Performance for the MSCI World Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

3The FTSE Environmental Opportunities Index Series measures the performance of global companies that have significant involvement in environmental business activities, including renewable and alternative energy, energy efficiency, water technology and waste and pollution control. The FTSE Environmental Opportunities Index Series requires companies to have at least 20% of their business derived from environmental markets and technologies. The FTSE Environmental Opportunities Index Series is published by a joint venture of Impax Asset Management, Ltd. ("Impax") with FTSE International. Impax is also the sub-adviser to the Pax World Global Environmental Markets Fund.

4Unlike the Global Environmental Markets Fund, the MSCI World (Net) Index and the FTSE Environmental Opportunities Index Series are not investments, are not professionally managed, have no policy of sustainable investing and do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments
Foreign Stocks	53.9%
U.S. Stocks	38.9%
Cash & Cash Equivalents	7.2%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
GEA Group AG	3.4%
Watts Water Technologies, Inc., Class A	.3.4%
Emerson Electric Co.	3.4%
Agilent Technologies, Inc.	3.3%
Pall Corp.	3.3%
China Everbright International, Ltd.	3.2%
IMI PLC	3.1%
Murata Manufacturing Co., Ltd.	2.9%
Xylem, Inc.	2.8%
Linde AG	2.8%
Total	31.6%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

December 31, 2012

Environmental Markets Classification System (EMCS)

Sector	Sub Sector	Percent of Net Assets
Renewable & Alternative Energy		1.5%
	Other Renewables Equipment	1.4%
	Renewable Energy Developers & IPPs*	0.1%
Energy Efficiency		37.1%
	Power Network Efficiency	7.7%
	Industrial Energy Efficiency	11.7%
	Buildings Energy Efficiency	7.4%
	Transport Energy Efficiency	5.5%
	Diversified Energy Efficiency	4.8%
Water Infrastructure & Technologies		21.0%
	Water Infrastructure	12.3%
	Water Treatment Equipment	4.7%
	Water Utilities	4.0%
Pollution Control		17.5%
	Pollution Control Solutions	5.7%
	Environmental Testing & Gas Sensing	11.8%
Waste Management & Technologies		7.1%
	Waste Technology Equipment	3.2%
	Hazardous Waste Management	2.2%
	General Waste Management	1.7%
Environmental Support Services		1.5%
	Environmental Consultancies	1.5%
Diversified Environmental		6.9%
	Diversified Environmental	6.9%
Other		7.4%
Total		100.0%

*IPPs: Independent Power Producers

May include companies representing multiple industries within a single "Sector".

Geographic Diversification

Country	Percent of Net Assets
United States	38.8%
United Kingdom	11.2%
Germany	8.7%
Japan	7.6%
Hong Kong	5.4%
Switzerland	4.4%
China	2.9%
Taiwan	2.3%
Australia	2.1%
Country	Percent of Net Assets
France	1.9%
Ireland	1.7%
Finland	1.5%
Netherlands	1.5%
Belgium	1.4%
Philippines	1.2%
Other	7.4%
Total	100.0%

December 31, 2012

Sustainable Investing

Senior Vice President for
Sustainable Investing

Julie Gorte, Ph.D.

Sustainability Update

The second half of 2012 put three of the issues at the heart of sustainable investing into the public spotlight: climate, board diversity and guns.

Climate change has been there before, of course, but after two very bad hurricane years in 2004 and 2005, followed by gridlock on emissions at the federal policy level, the issue drifted into a news backwater for a few years. It came roaring back with Hurricane Sandy, followed by news that 2012 was the hottest year on record for the contiguous United States, and the ninth hottest on record globally (the only eight years with higher temperatures have all happened since 1987). Moreover, after four years of doing very little on climate change, President Obama has made action on climate change a political priority for his second term.

Whether climate change tops the news charts is often a matter of what else is happening at any given moment. But it has been a top priority for Pax World for many years, as it is one of the most profound challenges humanity faces, and will require the active commitment of the sustainable investment community to help solve it. For our part, Pax has taken action on several fronts: offsetting our own greenhouse gas emissions through Native Energy, encouraging companies to understand their own emissions and take steps to reduce them, and joining others to support public policies needed to morph our economy from one dependent on fossil fuels to one based on clean, renewable energy. Some specific recent actions include:

•  Pax endorsed a letter to the U.S. Congress, organized by the Investor Network on Climate Risk (INCR), urging the extension of the production tax credit for wind energy. The tax credit was extended by Congress in its deal with the President to avoid the fiscal cliff.

•  Pax signed on to an investor letter sponsored by Ceres to the newly formed oil sands industry collaborative named Canada's Oil Sands Innovation Alliance (COSIA). Investors laid out clear and specific expectations for how the industry can improve its environmental and social performance.

December 31, 2012

•  Pax signed on to a letter, sponsored by the American Sustainable Business Council, to EPA Administrator Lisa Jackson in support of the adoption of the Greenhouse Gas New Source Performance Standard or the Carbon Pollution Standard for New Power Plants, which would establish a national carbon pollution standard for new power plants for the first time.

While not much happened in U. S. policy circles with respect to board diversity, the global landscape has been more lively. Several European states (including France, the Netherlands, Italy and Belgium) enacted legislation in 2011 aimed at improving gender balance on corporate boards, following earlier actions in Norway. That prompted the European Commission to assess gender diversity on boards, and in November 2012 the Commission proposed to set an objective of 40% female representation on public company boards as a quota to be met in 2020. That action, plus efforts elsewhere in the world (e.g., Australia) to improve gender balance on boards, kept the spotlight on board diversity. Over the past year, Pax has filed several shareholder proposals urging companies to diversify their boards, and most recently we were successful in convincing Hospitality Properties Trust and Riverbed Technologies to modify their governance guidelines to specify that gender diversity would be a component of every director search. Pax continues to file resolutions and conduct focused dialogues with companies in pursuit of gender balance on corporate boards. Pax has also been deeply involved with the Thirty Percent Coalition, an organization comprising industry leaders, including senior business executives, national women's organizations, institutional investors with approximately $1.2 trillion in assets under management, corporate governance experts and board members. The goal

Pax World ESG Criteria

Pax World Funds takes into consideration the following ESG criteria when looking at all potential investments:

Environment

•  Air, water & soil emissions

•  Pollution prevention

•  Recycling & waste reduction

•  Energy & resource efficiency

•  Use of clean & renewable energy

•  Climate change initiatives

•  Promoting sustainable development

Workplace

•  Diversity

•  Equal opportunity

•  Workplace health & safety

•  Labor-management relations

•  Vendor standards

•  Human rights

Corporate Governance

•  Board independence & diversity

•  Executive compensation

•  Auditor independence

•  Shareholder rights

•  Disclosure & transparency

•  Business ethics

•  Legal & regulatory compliance

Product Integrity

•  Product health & safety

•  Animal welfare

•  Consumer issues

•  Emerging technology issues

Community

•  Community commitment & relationships

•  Philanthropic activities

•  Responsible lending practices

December 31, 2012

Sustainable Investing, continued

of the Coalition is to assure that women hold 30% of board seats at public companies by the end of 2015. That coalition has, in the past few months, sent letters urging greater gender diversity on boards to all the companies in the S&P 500 that have no women on their boards, and we are in the process of sending letters to companies in the Russell 1000 index that have no women on their boards.

Guns also debuted on the investment landscape in 2012 with the terrible incident in Newtown, Connecticut. While shootings in schools or other public places have long ignited horror and outrage, the shockwave rarely reached into the investment world. This time, however, it did, and almost immediately after the incident, some of the nation's largest pension funds announced that they would divest or are considering divesting holdings in gun manufacturers. A lot of editorial debate has since been devoted to whether this would really affect the fortunes of gun manufacturers. We don't think that is the crux of the matter. Pax chose, right from the start, not to invest in companies that manufacture weapons, and we remain committed to that choice—not because we think it will drive gun manufacturers' stock prices down to the point where they disappear, but because we would rather not profit from the manufacture of guns, and we would rather not be owners of companies that siphon millions of dollars, through political contributions and gun purchase programs, to the National Rifle Association.

While fund managers, gun owners and activists of many stripes debate the wisdom of introducing this ultra-polarized political issue onto the landscape of fund management, the fact remains that the status quo is not neutral with respect to the place or type of guns in our society: those who own stocks of gun makers are profiting from the use of guns in our society, and the companies they own are deeply involved in the political landscape of gun ownership and control. Over the past seven years, corporations have contributed between $19.6 million and $52.6 million to the NRA's Ring of Freedom program, and the NRA has fiercely resisted public policy attempts to place any limits on the type of guns that may be sold or owned in the United States, including assault weapons.

We are under no illusion that investments are somehow socially neutral. They have consequences. At Pax World, the focus of all our advocacy, directly with companies and also through public policy, is to make our economy and society more sustainable, which we believe will be good for investors along with everyone else.

1Violence Policy Center, Blood Money: How the Gun Industry Bankrolls the NRA," April 2011.

***

December 31, 2012

Shareholder Expense Examples (Unaudited)

Examples As a shareholder of the Pax World Balanced, Growth, Small Cap, International, High Yield Bond, Global Women's Equality, or Global Environmental Markets Funds, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the relevant Fund's prospectus or talk to your financial adviser.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on January 1, 2012 and ending on December 31, 2012.

Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of $12. If you are invested in one of these account types, you should add an additional $6 to the estimated expenses paid during the period.

Actual Expenses For each Fund, the first table on the next page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. For the Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes For each Fund, the second table on the following page provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

December 31, 2012

Shareholder Expense Examples (Unaudited), continued

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Based on Actual Fund Return	Beginning Account Value (7/1/12)	Ending Account Value (12/31/12)	Annualized Expense Ratio	Expenses Paid During Period[1]
Balanced Fund - Individual Investor	$1,000.00	$1,061.40	0.94%	$4.87
Balanced Fund - Institutional	1,000.00	1,062.70	0.69%	3.58
Balanced Fund - R	1,000.00	1,060.40	1.19%	6.16
Growth Fund - Individual Investor	1,000.00	1,079.40	1.29%	6.74
Growth Fund - Institutional	1,000.00	1,081.10	1.04%	5.44
Growth Fund - R	1,000.00	1,078.40	1.54%	8.05
Small Cap Fund - Individual Investor	1,000.00	1,092.60	1.24%	6.52
Small Cap Fund - Institutional	1,000.00	1,093.70	0.99%	5.21
Small Cap Fund - R	1,000.00	1,090.60	1.49%	7.83
International Fund - Individual Investor	1,000.00	1,110.20	1.40%	7.43
International Fund - Institutional	1,000.00	1,112.70	1.15%	6.11
International Fund - R	1,000.00	1,109.40	1.65%	8.75
High Yield Bond Fund - Individual Investor	1,000.00	1,073.60	0.98%	5.11
High Yield Bond Fund - Institutional	1,000.00	1,073.60	0.73%	3.80
High Yield Bond Fund - R	1,000.00	1,072.30	1.23%	6.41
Global Women's Equality Fund - Individual Investor	1,000.00	1,085.70	1.24%	6.50
Global Women's Equality Fund - Institutional	1,000.00	1,087.60	0.99%	5.20
Global Environmental Markets Fund - Individual Investor	1,000.00	1,133.30	1.40%	7.51
Global Environmental Markets Fund - Institutional	1,000.00	1,135.40	1.15%	6.17
Global Environmental Markets Fund - R	1,000.00	1,132.10	1.65%	8.84

1Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period beginning on July 1, 2012 and ending on December 31, 2012).

December 31, 2012

Shareholder Expense Examples (Unaudited), continued

Based on Hypothetical 5% Return (before expenses)	Beginning Account Value (7/1/12)	Ending Account Value (12/31/12)	Annualized Expense Ratio	Expenses Paid During Period[1]
Balanced Fund - Individual Investor	$1,000.00	$1,020.41	0.94%	$4.77
Balanced Fund - Institutional	1,000.00	1,021.67	0.69%	3.51
Balanced Fund - R	1,000.00	1,019.15	1.19%	6.04
Growth Fund - Individual Investor	1,000.00	1,018.65	1.29%	6.55
Growth Fund - Institutional	1,000.00	1,019.91	1.04%	5.28
Growth Fund - R	1,000.00	1,017.39	1.54%	7.81
Small Cap Fund - Individual Investor	1,000.00	1,018.90	1.24%	6.29
Small Cap Fund - Institutional	1,000.00	1,020.16	0.99%	5.03
Small Cap Fund - R	1,000.00	1,017.65	1.49%	7.56
International Fund - Individual Investor	1,000.00	1,018.10	1.40%	7.10
International Fund - Institutional	1,000.00	1,019.36	1.15%	5.84
International Fund - R	1,000.00	1,016.84	1.65%	8.36
High Yield Bond Fund - Individual Investor	1,000.00	1,020.21	0.98%	4.98
High Yield Bond Fund - Institutional	1,000.00	1,021.47	0.73%	3.71
High Yield Bond Fund - R	1,000.00	1,018.95	1.23%	6.24
Global Women's Equality Fund - Individual Investor	1,000.00	1,018.90	1.24%	6.29
Global Women's Equality Fund - Institutional	1,000.00	1,020.16	0.99%	5.03
Global Environmental Markets Fund - Individual Investor	1,000.00	1,018.10	1.40%	7.10
Global Environmental Markets Fund - Institutional	1,000.00	1,019.36	1.15%	5.84
Global Environmental Markets Fund - R	1,000.00	1,016.84	1.65%	8.36

1Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period beginning on July 1, 2012 and ending on December 31, 2012).

December 31, 2012

Schedule of Investments

Pax World Balanced Fund

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 70.4%
Consumer Discretionary: 5.0%
Amazon.com, Inc. (a)	7,500	$1,883,550
BorgWarner, Inc. (a)	70,000	5,013,400
Cinemark Holdings, Inc.	163,100	4,237,338
Comcast Corp., Class A	1,100	41,118
DIRECTV (a)	130,000	6,520,800
Ford Motor Co. (f)	1,562,294	20,231,707
Macy's, Inc.	160,000	6,243,200
Starbucks Corp.	308,100	16,520,321
Target Corp.	160,000	9,467,200
Time Warner Cable, Inc.	60,000	5,831,400
Time Warner, Inc. (d)	310,000	14,827,300
		90,817,334
Consumer Staples: 2.8%
Ingredion, Inc.	588,860	37,940,250
Procter & Gamble Co., The	200,000	13,578,000
		51,518,250
Energy: 10.3%
Baker Hughes, Inc.	640,410	26,154,344
EQT Corp.	645,300	38,059,794
Ensco PLC, Class A	449,300	26,634,504
LinnCo LLC (f)	365,000	13,191,100
Noble Energy, Inc.	149,800	15,240,652
Occidental Petroleum Corp.	70,000	5,362,700
Rosetta Resources, Inc. (a)	295,725	13,414,086
Sasol Ltd., ADR	184,730	7,996,962
Statoil ASA, ADR	921,825	23,082,498
Suncor Energy, Inc.	258,200	8,515,436
Targa Resources Corp.	210,600	11,128,104
		188,780,180
Financials: 9.4%
American Express Co.	310,000	17,818,800
American Tower Corp., REIT (d)	736,867	56,937,713
Bank of New York Mellon Corp., The	561,300	14,425,410
BlackRock, Inc.	95,000	19,637,450
Charles Schwab Corp., The	616,882	8,858,426
Digital Realty Trust, Inc., REIT (f)	150,000	10,183,500
Hospitality Properties Trust, REIT	200,000	4,684,000
JPMorgan Chase & Co.	291,725	12,827,148
Plum Creek Timber Co., Inc., REIT (f)	289,579	12,848,620
State Street Corp.	270,600	12,720,906
Turkiye Halk Bankasi AS	72,500	714,680
U.S. Bancorp	40,000	1,277,600
		172,934,253
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care: 6.3%
Agilent Technologies, Inc.	80,000	$3,275,200
Becton Dickinson & Co. (f)	438,530	34,288,661
Bristol-Myers Squibb Co.	426,786	13,908,956
Celgene Corp. (a)	95,332	7,504,535
Express Scripts Holding Co. (a)	110,000	5,940,000
Pfizer, Inc.	220,300	5,525,124
Roche Holding AG	122,500	24,767,188
Sanofi, ADR	55,000	2,605,900
Thermo Fisher Scientific, Inc.	50,000	3,189,000
UnitedHealth Group, Inc.	250,000	13,560,000
		114,564,564
Industrials: 8.8%
3M Co.	30,000	2,785,500
ABB, Ltd., ADR (a)	615,000	12,785,850
CSX Corp.	339,767	6,703,603
Chicago Bridge & Iron Co. NV	80,000	3,708,000
Cummins, Inc.	258,698	28,029,928
Deere & Co.	200,000	17,284,000
Eaton Corp PLC	235,000	12,737,000
Emerson Electric Co.	316,534	16,763,641
Nordson Corp.	278,800	17,597,856
Pentair, Ltd.	210,000	10,321,500
Rockwell Automation, Inc.	70,000	5,879,300
Stericycle, Inc. (a)	95,000	8,860,650
Timken Co.	198,800	9,508,604
Xylem, Inc.	275,000	7,452,500
		160,417,932
Information Technology: 17.2%
Amdocs, Ltd.	25,000	849,750
Apple, Inc.	103,000	54,902,090
Cisco Systems, Inc.	800,000	15,720,000
Citrix Systems, Inc. (a)	10,000	657,500
Cognizant Technology Solutions, Class A (a)	140,594	10,410,986
eBay, Inc. (a)	20,000	1,020,400
EMC Corp. (a)	2,031,899	51,407,045
Facebook, Inc., Class A (a)	405,000	10,785,150
Genpact, Ltd.	443,437	6,873,274
Google, Inc., Class A (a)	27,760	19,692,111
IBM	115,000	22,028,250
Intuit, Inc.	605,000	35,997,500
Nuance Communications, Inc. (a)	325,500	7,265,160
Oracle Corp.	400,000	13,328,000
Qualcomm, Inc.	700,900	43,469,817

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

Pax World Balanced Fund, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Information Technology, continued
Taiwan Semiconductor Manu. Co., Ltd., ADR	430,399	$7,385,647
Teradata Corp. (a)	75,000	4,641,750
Visa, Inc., Class A	47,000	7,200,050
		313,634,480
Materials: 3.8%
Ecolab, Inc.	110,000	7,909,000
Nucor Corp.	380,000	16,408,400
Potash Corp. of Saskatchewan, Inc.	210,000	8,544,900
Rio Tinto PLC, ADR (f)	357,200	20,749,748
Syngenta AG, ADR	202,463	16,359,010
		69,971,058
Telecommunication Services: 3.7%
AT&T, Inc.	215,000	7,247,650
America Movil SAB de CV, Series L, ADR	1,221,334	28,261,669
Vodafone Group PLC, ADR	1,303,700	32,840,203
		68,349,522
Utilities: 3.1%
CenterPoint Energy, Inc.	365,100	7,028,175
National Fuel Gas Co.	92,800	4,704,032
ONEOK, Inc.	1,014,256	43,359,444
Xcel Energy, Inc.	95,000	2,537,450
		57,629,101
TOTAL COMMON STOCKS (Cost $1,032,923,898)		1,288,616,674
EXCHANGE TRADED FUNDS: 0.5%
SPDR Gold Shares (a)	15,250	2,470,653
iShares Barclays TIPS Bond Fund	50,100	6,082,641
TOTAL EXCHANGE TRADED FUNDS (Cost $6,431,144)		8,553,294
BONDS: 29.2%
Community Investment Notes: 0.3%
Calvert Social Investment Foundation, 1.000%, 01/15/15	$3,000,000	3,000,000
CINI Investment Note, 2.000%, 11/01/14 (c)	255,205	255,212
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
BONDS, continued
Community Investment Notes, continued
Self Help Venture Note, 4.228%, 01/28/15 (c)	$2,000,000	$2,000,376
Total Community Investment Notes (Cost $5,255,205)		5,255,588
CORPORATE BONDS: 11.9%
Consumer Discretionary: 0.8%
Best Buy Co., Inc., 3.750%, 03/15/16 (f)	2,396,000	2,252,240
Darden Restaurants, Inc., 3.350%, 11/01/22	3,000,000	2,908,890
Marriott International, Inc., 3.250%, 09/15/22	3,000,000	3,007,095
Time Warner Cable, Inc., 6.750%, 07/01/18	3,000,000	3,751,989
VF Corp., 5.950%, 11/01/17	2,235,000	2,645,954
		14,566,168
Consumer Staples: 1.0%
Anheuser-Busch InBev Worldwide, 3.625%, 04/15/15	1,175,000	1,254,479
Anheuser-Busch InBev Worldwide, 5.375%, 11/15/14	3,052,000	3,314,567
Ingredion, Inc., 3.200%, 11/01/15	500,000	525,203
Kellogg Co., 4.150%, 11/15/19	2,000,000	2,270,310
Kimberly-Clark Corp., 6.125%, 08/01/17	5,000,000	6,138,480
Kimberly-Clark Corp., 5.000%, 08/15/13	3,150,000	3,244,207
Mondelez International, Inc., 6.125%, 08/23/18	2,000,000	2,461,680
		19,208,926
Energy: 0.8%
ONEOK Partners, LP, 8.625%, 03/01/19	3,775,000	5,018,523
Southern Union Co., 3.330%, 11/01/66	2,600,000	2,239,250
Southwestern Energy Co., 7.500%, 02/01/18	3,000,000	3,680,364
Statoil ASA, 144A, 5.125%, 04/30/14 (e)	3,000,000	3,175,734

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

Pax World Balanced Fund, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Energy, continued
Talisman Energy, Inc., 3.750%, 02/01/21	$1,000,000	$1,074,904
		15,188,775
Financials: 4.0%
American Express Bank, FSB, 5.500%, 04/16/13	2,000,000	2,029,078
American Express Co., 7.000%, 03/19/18	1,000,000	1,264,860
American Honda Finance Corp., 144A, 6.700%, 10/01/13 (e)	3,000,000	3,136,824
American Tower Corp., REIT, 7.250%, 05/15/19	1,665,000	2,045,051
Bank of New York Mellon Corp., The, 4.300%, 05/15/14	4,000,000	4,205,280
Bank of New York Mellon Corp., The, 2.950%, 06/18/15	3,000,000	3,166,038
BB&T Corp., 2.050%, 04/28/14	3,000,000	3,057,645
BB&T Corp., 1.013%, 04/28/14	500,000	503,306
BB&T Corp., 6.850%, 04/30/19	2,000,000	2,550,188
BlackRock, Inc., 3.375%, 06/01/22	1,000,000	1,064,228
Branch Banking & Trust Co./Wilson NC, 0.630%, 09/13/16	2,000,000	1,970,680
Fifth Third Bank, 0.421%, 05/17/13	1,347,000	1,346,795
International Finance Corp., 2.250%, 04/28/14	2,000,000	2,051,912
JPMorgan Chase & Co., 5.125%, 09/15/14	2,000,000	2,127,962
JPMorgan Chase & Co., 3.700%, 01/20/15	2,000,000	2,106,808
JPMorgan Chase & Co., 3.400%, 06/24/15	2,000,000	2,111,372
JPMorgan Chase & Co., 7.000%, 03/16/16 (i)(US)	3,000,000	3,382,048
JPMorgan Chase & Co., 1.612%, 11/23/16	2,000,000	1,954,696
JPMorgan Chase & Co., 1.312%, 05/27/21	2,000,000	1,938,084
JPMorgan Chase Bank N.A., 0.640%, 06/13/16	2,000,000	1,945,976
Monumental Global Funding III, 144A, 5.500%, 04/22/13 (e)	2,000,000	2,028,754
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Financials, continued
PNC Bank NA, 6.875%, 04/01/18	$2,000,000	$2,501,050
PNC Funding Corp., 5.250%, 11/15/15	2,000,000	2,236,212
Prudential Financial, Inc., 4.750%, 04/01/14	3,000,000	3,140,428
Prudential Financial, Inc., 7.375%, 06/15/19	2,000,000	2,543,120
Prudential Financial, Inc., 3.990%, 11/02/20	3,000,000	3,106,500
State Street Corp., 4.956%, 03/15/18	4,010,000	4,547,360
Toyota Motor Credit Corp., 3.660%, 01/18/15	2,000,000	2,022,240
Willis North America, Inc., 5.625%, 07/15/15	4,895,000	5,351,160
		71,435,655
Health Care: 2.0%
Agilent Technologies, Inc., 5.500%, 09/14/15	3,000,000	3,345,042
Becton, Dickinson & Co., 3.250%, 11/12/20	3,000,000	3,225,906
Biogen Idec, Inc., 6.875%, 03/01/18	2,500,000	3,100,130
Celgene Corp., 3.950%, 10/15/20	2,000,000	2,174,230
Celgene Corp., 2.450%, 10/15/15	2,000,000	2,076,816
Express Scripts Holding Co., 6.250%, 06/15/14	3,000,000	3,231,768
Teva Pharmaceutical Finance Co. LLC, 5.550%, 02/01/16	2,000,000	2,265,272
Teva Pharmaceutical Finance III BV, 0.810%, 03/21/14	3,000,000	3,012,921
Thermo Fisher Scientific, Inc., 3.200%, 03/01/16	2,000,000	2,125,552
UnitedHealth Group, Inc., 6.000%, 02/15/18	2,500,000	3,046,400
UnitedHealth Group, Inc., 5.375%, 03/15/16	4,000,000	4,544,156
UnitedHealth Group, Inc., 4.875%, 03/15/15	119,000	129,755
UnitedHealth Group, Inc., 4.875%, 02/15/13	2,500,000	2,512,588
		34,790,536

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

Pax World Balanced Fund, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Industrials: 1.0%
Atlas Copco AB, 144A, 5.600%, 05/22/17 (e)	$2,505,000	$2,933,786
CSX Corp., 7.375%, 02/01/19	2,000,000	2,546,414
Emerson Electric Co., 5.250%, 10/15/18	1,000,000	1,211,226
Ingersoll-Rand Co., 6.443%, 11/15/27	2,000,000	2,454,384
Pentair, Inc., 5.000%, 05/15/21	4,050,000	4,582,636
Ryder System, Inc., 5.850%, 11/01/16	2,000,000	2,267,220
Ryder System, Inc., 6.000%, 03/01/13	2,000,000	2,015,272
United Parcel Service, Inc., 5.500%, 01/15/18	1,000,000	1,202,850
		19,213,788
Information Technology: 1.0%
Adobe Systems, Inc., 3.250%, 02/01/15	2,000,000	2,095,424
Adobe Systems, Inc., 4.750%, 02/01/20	1,150,000	1,289,053
CA, Inc., 5.375%, 12/01/19	3,000,000	3,421,524
Corning, Inc., 8.875%, 08/15/21	2,000,000	2,798,860
IBM Corp., 2.100%, 05/06/13	1,435,000	1,444,078
IBM Corp., 2.000%, 01/05/16	1,750,000	1,809,542
IBM Corp., 5.700%, 09/14/17	5,000,000	6,044,660
		18,903,141
Materials: 0.3%
Potash Corp of Saskatchewan, Inc., 3.250%, 12/01/17	2,000,000	2,190,848
Rio Tinto Finance USA, Ltd., 8.950%, 05/01/14	3,000,000	3,318,228
		5,509,076
Telecommunication Services: 0.8%
America Movil SAB de CV, 9.000%, 01/15/16 (b)(h)(MX)	52,000,000	4,360,364
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Telecommunication Services, continued
CenturyLink, Inc., 7.600%, 09/15/39	$3,000,000	$3,123,075
Virgin Media Secured Finance PLC, 6.500%, 01/15/18	1,000,000	1,081,250
Vodafone Group PLC, 6.750%, 01/10/13 (i)(UK)	3,000,000	3,117,146
Vodafone Group PLC, 5.625%, 02/27/17	3,000,000	3,523,684
		15,205,519
Utilities: 0.2%
American Water Capital Corp., 6.085%, 10/15/17	3,000,000	3,589,437
TOTAL CORPORATE BONDS (Cost $201,769,982)		217,611,021
U.S. GOVERNMENT AGENCY BONDS: 6.2%
Federal Farm Credit Bank (Agency): 0.6%
3.850%, 02/11/15	4,000,000	4,299,004
1.140%, 09/04/18	3,500,000	3,497,792
5.500%, 08/22/19	1,900,000	2,413,827
		10,210,623
Federal Home Loan Bank System (Agency): 0.7%
4.110%, 09/27/13	4,000,000	4,116,332
5.625%, 06/13/16	2,000,000	2,320,490
1.500%, 09/26/22	3,000,000	3,000,126
2.250%, 10/11/22	3,000,000	3,000,000
		12,436,948
Freddie Mac (Agency): 1.2%
1.375%, 01/09/13	1,000,000	1,000,249
0.600%, 01/24/14	3,000,000	3,000,747
0.550%, 02/27/15	3,000,000	3,002,190
1.150%, 12/30/15	2,000,000	2,016,206
1.000%, 01/27/16	2,000,000	2,016,348
1.250%, 06/27/18	3,000,000	3,003,636
2.000%, 11/29/18	2,000,000	2,028,620
2.000%, 11/29/18	3,000,000	3,037,107
1.400%, 08/22/19	3,000,000	3,000,474
		22,105,577
Fannie Mae (Agency): 3.7%
4.000%, 01/28/13	7,000,000	7,019,061

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

Pax World Balanced Fund, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
BONDS, continued
U.S. GOVERNMENT AGENCY BONDS, continued
Fannie Mae (Agency), continued
4.000%, 04/02/13	$3,000,000	$3,029,274
0.750%, 01/30/15	3,000,000	3,012,966
2.000%, 03/10/16	3,000,000	3,129,861
1.300%, 01/30/17	6,000,000	6,005,364
1.100%, 02/21/17	4,000,000	4,005,912
2.200%, 10/27/17	5,000,000	5,316,920
1.000%, 06/19/18	3,000,000	2,997,999
1.250%, 08/28/18	2,000,000	2,013,214
1.050%, 11/26/18	4,000,000	3,981,932
2.000%, 03/26/19	3,000,000	3,011,796
3.000%, 06/27/19	2,000,000	2,048,214
1.625%, 08/08/19	2,000,000	2,002,552
1.500%, 10/23/19	3,000,000	3,001,659
2.000%, 10/30/19	2,000,000	2,009,938
1.625%, 11/27/19	4,000,000	4,008,212
1.500%, 04/17/20	2,750,000	2,747,234
1.550%, 10/29/20	2,000,000	1,996,868
2.000%, 11/14/22	6,000,000	6,000,252
		67,339,228
TOTAL U.S. GOVERNMENT AGENCY BONDS (Cost $110,293,698)		112,092,376
GOVERNMENT BONDS: 0.8%
Canadian Government Bond, 2.500%, 06/01/15 (g)(CA)	3,000,000	3,111,742
Private Export Funding Corp., 4.974%, 08/15/13	2,000,000	2,059,646
U.S. Dept of Housing & Urban Development, 4.330%, 08/01/15	3,000,000	3,302,115
U.S. Dept of Housing & Urban Development, 4.620%, 08/01/18	5,000,000	5,991,330
TOTAL GOVERNMENT BONDS (Cost $12,877,686)		14,464,833
MUNICIPAL BONDS: 0.7%
Alderwood Washington Water & Waste. Distr., 5.150%, 12/01/25	2,435,000	2,739,838
Iowa Finance Authority, 3.430%, 08/01/19	2,000,000	2,196,060
Portland Oregon Urban Renewal & Redevelopment, 6.031%, 06/15/18	3,800,000	4,124,596
State of Florida Board of Education, 5.250%, 06/01/16	1,180,000	1,359,218
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
BONDS, continued
MUNICIPAL BONDS, continued
State of Georgia, 5.000%, 05/01/23	$2,000,000	$2,435,680
TOTAL MUNICIPAL BONDS (Cost $11,695,504)		12,855,392
U.S. TREASURY NOTE: 2.4%
3.375%, 06/30/13	1,000,000	1,016,172
1.875%, 07/15/13 (TIPS)	2,518,940	2,560,661
3.125%, 08/31/13 (TIPS)	5,000,000	5,098,050
3.125%, 09/30/13	3,000,000	3,065,976
2.750%, 10/31/13	7,000,000	7,149,569
2.000%, 01/15/14 (TIPS)	3,755,730	3,877,498
1.875%, 07/15/15 (TIPS)	2,973,125	3,242,796
2.000%, 01/15/16 (TIPS)	2,330,940	2,585,887
3.375%, 11/15/19	5,000,000	5,749,610
3.625%, 02/15/20 (f)	2,000,000	2,337,188
1.250%, 07/15/20 (TIPS)	4,242,760	5,036,954
2.000%, 11/15/21	3,000,000	3,114,141
TOTAL U.S. TREASURY NOTES (Cost $42,707,999)		44,834,502
MORTGAGE-BACKED SECURITIES: 6.9%
Ginnie Mae (Mortgage-Backed): 0.8%
6.000%, 02/15/19	256,359	282,726
4.000%, 05/15/19	584,216	634,708
6.000%, 05/15/21	306,917	337,435
6.000%, 07/15/21	50,496	55,690
6.000%, 02/15/22	483,770	534,275
4.500%, 11/20/33	1,372,499	1,515,812
1.625%, 11/20/33	2,695,928	2,782,099
1.750%, 05/20/34	1,173,492	1,229,581
1.750%, 08/20/34	1,654,600	1,720,999
1.750%, 07/20/35	2,255,084	2,345,581
6.000%, 08/15/35	891,212	996,430
6.000%, 05/20/36	415,895	465,256
6.000%, 01/15/38	1,051,351	1,182,374
6.000%, 01/15/38	470,809	525,657
6.000%, 08/20/38	339,168	378,628
		14,987,251
Freddie Mac (Mortgage-Backed): 1.3%
4.000%, 05/01/14	133,380	141,867
5.000%, 08/01/18	676,619	728,067
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

Pax World Balanced Fund, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Freddie Mac (Mortgage-Backed), continued
4.500%, 09/01/18	$222,383	$239,674
4.000%, 09/01/18	125,097	133,582
5.500%, 10/01/18	265,856	288,625
5.500%, 10/01/18	152,240	163,984
5.000%, 10/01/18	311,387	336,134
5.000%, 11/01/18	208,384	224,749
5.000%, 11/01/18	183,612	197,573
3.500%, 11/01/25	1,708,252	1,796,903
3.500%, 05/01/26	1,987,114	2,090,237
3.500%, 03/01/27	2,348,175	2,503,717
5.500%, 12/01/27	1,216,494	1,317,575
2.370%, 12/01/35	2,093,124	2,245,067
2.846%, 05/01/36	49,621	50,815
2.380%, 11/01/36	1,835,259	1,957,792
2.915%, 04/01/37	729,458	782,523
2.481%, 01/01/38	2,187,562	2,332,464
5.000%, 07/01/39	1,748,467	1,912,219
5.000%, 08/01/39	1,234,974	1,353,027
5.500%, 10/01/39	1,654,452	1,821,135
3.500%, 01/01/41	1,725,628	1,836,989
		24,454,718
Fannie Mae (Mortgage-Backed): 4.6%
5.000%, 01/01/14	70,808	73,939
5.000%, 02/01/14	48,125	48,854
4.500%, 07/01/18	784,295	846,074
3.500%, 09/01/18	484,911	514,697
3.500%, 10/01/18	71,857	76,270
3.500%, 10/01/18	308,829	327,799
5.000%, 11/01/18	29,933	32,534
5.000%, 11/01/18	192,061	209,351
5.000%, 11/01/18	274,865	300,210
5.000%, 02/01/19	774,372	841,661
4.500%, 11/01/19	511,593	551,892
5.000%, 03/01/20	405,276	440,492
5.000%, 10/01/20	937,488	1,032,721
3.500%, 01/01/21	1,833,259	1,951,609
5.000%, 10/01/23	437,767	481,188
3.500%, 10/01/25	1,532,888	1,627,528
3.500%, 01/01/26	2,384,417	2,568,141
3.500%, 02/01/26	2,033,435	2,158,978
3.500%, 08/01/26	4,801,866	5,179,363
3.500%, 08/01/26	2,633,024	2,818,625
3.000%, 11/01/26	1,818,172	1,947,773
3.500%, 12/01/26	3,628,312	3,907,881
3.000%, 01/01/27	2,179,586	2,302,937
2.500%, 03/01/27	2,804,586	2,935,758
2.500%, 06/01/27	6,604,152	6,933,672
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Fannie Mae (Mortgage-Backed), continued
2.500%, 09/01/27	$2,952,198	$3,090,274
2.500%, 12/01/27	4,000,000	4,187,083
4.000%, 01/01/32	2,306,051	2,530,738
6.500%, 06/01/32	268,090	303,562
5.000%, 12/01/33	2,173,762	2,368,649
2.800%, 12/01/33	166,845	178,318
2.573%, 12/01/33	423,889	451,844
6.000%, 02/01/34	567,083	633,593
2.160%, 05/01/34	1,253,525	1,322,711
2.357%, 07/01/34	2,343,361	2,475,228
2.749%, 01/01/35	832,531	884,416
1.870%, 03/01/35	615,316	643,521
2.677%, 06/01/35	339,127	361,713
5.500%, 10/01/35	1,116,148	1,219,878
6.000%, 04/01/36	107,224	117,641
2.625%, 05/01/36	261,826	279,845
2.695%, 06/01/37	540,649	576,109
2.611%, 09/01/37	4,523,238	4,803,235
6.000%, 03/01/39	1,170,803	1,279,429
5.000%, 03/01/39	2,318,555	2,626,411
4.500%, 09/01/40	1,333,321	1,445,323
4.500%, 01/01/41	2,042,493	2,239,853
4.000%, 02/01/41	2,742,210	3,064,238
4.000%, 03/01/41	3,370,662	3,617,971
3.500%, 10/01/41	2,693,192	2,924,960
		83,736,490
Commercial Mortgage-Backed: 0.2%
JP Morgan Chase Commercial Mtg Sec Corp., 4.738%, 07/15/42	2,000,000	2,178,889
Morgan Stanley Capital I, Inc., 4.989%, 08/13/42	2,000,000	2,188,736
		4,367,625
TOTAL MORTGAGE-BACKED SECURITIES (Cost $122,704,058)		127,546,084
TOTAL BONDS (Cost $507,304,132)		534,659,796
CERTIFICATES OF DEPOSIT: 0.0%
Hope Community Credit Union, 9.000%, 05/07/13	100,000	100,000
Urban Partnership Bank, 0.350%, 03/24/13	248,070	248,070
TOTAL CERTIFICATES OF DEPOSIT (Cost $348,070)		348,070

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

Pax World Balanced Fund, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
MONEY MARKET: 0.0%
Self Help Credit Union Money Market Account
(Cost $265,146)	$265,146	$265,146
TIME DEPOSIT: 0.7%
State Street Euro Dollar Time Deposit, 0.010%, 01/02/13	13,477,000	13,477,000
(Cost $13,477,000)
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 1.3%
State Street Institutional U.S. Government Money Market Fund	24,234,830	24,234,830
(Cost $24,234,830)
TOTAL INVESTMENTS: 102.1% (Cost $1,584,984,220)		1,870,154,810
PAYABLE UPON RETURN OF SECURITIES LOANED— (Net): -1.3%		(24,234,830)
OTHER ASSETS AND LIABILITIES—		(14,513,633)
(Net): -0.8%
NET ASSETS: 100.0%		$1,831,406,347
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value

(a)  Non income producing security.

(b)  Illiquid security (Note C).

(c)  Fair valued security (Note A).

(d)  Security or partial position of this security has been  segregated by the custodian to cover options contracts.

(e)  Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to  qualified institutional buyers.

(f)  Security or partial position of this security was on  loan as of December 31, 2012. The total market value  of  securities on loan as of December 31, 2012 was $26,806,826 (Note A).

(g)  Principal amount is in Canadian dollars; value is in U.S. dollars.

(h)  Principal amount is in Mexican pesos; value is in U.S. dollars.

(i)  Principal amount is in Australian dollars; value is in U.S. dollars.

ADR  American Depository Receipt

CA  Canada

MX  Mexico

REIT  Real Estate Investment Trust

TIPS  Treasury Inflation Protected Securities

UK  United Kingdom

US  United States

SCHEDULE OF WRITTEN OPTIONS
CALLS:
American Tower Corp., REIT expires January 2013, exercise price $69.65	1,500	$(1,125,000)
Time Warner, Inc. expires January 2013, exercise price $45.00	500	(127,000)
TOTAL WRITTEN CALL OPTIONS (Premiums Received $710,770)		$(1,252,000)

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

Pax World Growth Fund

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 98.6%
Consumer Discretionary: 13.2%
Amazon.com, Inc. (a)	5,000	$1,255,700
Autoliv, Inc. (c)	14,900	1,004,111
BorgWarner, Inc. (a)	19,900	1,425,238
Coach, Inc.	22,500	1,248,975
Darden Restaurants, Inc.	22,250	1,002,808
Ford Motor Co. (c)	97,500	1,262,625
Macy's, Inc.	52,000	2,029,040
Marriott International, Inc., Class A	44,000	1,639,880
NIKE, Inc., Class B	36,420	1,879,272
Starbucks Corp.	27,900	1,495,998
Valeo SA	20,500	1,029,715
VF Corp.	13,200	1,992,804
		17,266,166
Consumer Staples: 8.1%
General Mills, Inc.	61,500	2,485,215
Kimberly-Clark Corp.	22,000	1,857,460
PepsiCo, Inc.	33,680	2,304,722
Procter & Gamble Co., The	29,100	1,975,599
Whole Foods Market, Inc.	21,600	1,972,728
		10,595,724
Energy: 7.5%
Baker Hughes, Inc.	20,200	824,968
Devon Energy Corp.	24,044	1,251,250
Ensco PLC, Class A	18,000	1,067,040
Noble Corp.	36,000	1,253,520
Noble Energy, Inc.	16,600	1,688,884
Southwestern Energy Co. (a)	38,500	1,286,285
Statoil ASA, ADR	54,500	1,364,680
Talisman Energy, Inc.	92,500	1,048,025
		9,784,652
Financials: 8.6%
ACE, Ltd.	17,800	1,420,440
CBRE Group, Inc., Class A (a)	56,500	1,124,350
JPMorgan Chase & Co.	30,125	1,324,596
Plum Creek Timber Co., Inc., REIT	45,250	2,007,742
PNC Financial Services Group, Inc.	30,700	1,790,117
State Street Corp.	40,650	1,910,957
U.S. Bancorp	16,000	511,040
Weyerhaeuser Co., REIT	39,000	1,084,980
		11,174,222
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care: 12.0%
Agilent Technologies, Inc.	36,750	$1,504,545
Alexion Pharmaceuticals, Inc. (a)	11,850	1,111,649
Celgene Corp. (a)	14,500	1,141,440
Express Scripts Holding Co. (a)	29,750	1,606,500
HeartWare International, Inc. (a)	4,500	377,775
Intuitive Surgical, Inc. (a)	1,350	662,000
Laboratory Corp of America Holdings (a)	10,650	922,503
Mylan, Inc. (a)	35,000	961,800
Roche Holding AG	10,650	2,153,229
Teva Pharmaceutical Industries, Ltd., ADR	32,000	1,194,880
Thermo Fisher Scientific, Inc.	33,962	2,166,095
Thoratec Corp. (a)	15,000	562,800
Vertex Pharmaceuticals, Inc. (a)	15,500	650,070
Volcano Corp. (a)	27,500	649,275
		15,664,561
Industrials: 12.8%
3M Co.	22,400	2,079,839
Cummins, Inc.	17,650	1,912,378
Eaton Corp PLC	23,050	1,249,310
Expeditors International of Washington, Inc.	43,000	1,700,650
Landstar System, Inc.	22,000	1,154,120
Pall Corp.	29,875	1,800,268
Quanta Services, Inc. (a)	47,200	1,288,088
Roper Industries, Inc.	17,150	1,911,882
Stanley Black & Decker, Inc.	26,500	1,960,205
United Parcel Service, Inc., Class B	22,251	1,640,566
		16,697,306
Information Technology: 29.6% (b)
Apple, Inc. (d)	6,850	3,651,255
Aruba Networks, Inc. (a)(c)	70,500	1,462,874
ASML Holding NV (c)	25,794	1,661,392
BMC Software, Inc. (a)	31,200	1,237,392
Brocade Communications Systems, Inc. (a)	166,000	884,780
Cisco Systems, Inc.	74,000	1,454,100
Cognizant Technology Solutions, Class A (a)	24,250	1,795,713
EMC Corp. (a)	77,000	1,948,100
Facebook, Inc., Class A (a)	15,000	399,450
Google, Inc., Class A (a)	4,465	3,167,336
IBM	12,017	2,301,856
Intuit, Inc.	31,400	1,868,300

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

Pax World Growth Fund, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Information Technology, continued
Juniper Networks, Inc. (a)	56,750	$1,116,273
Mastercard, Inc., Class A	2,275	1,117,662
NetApp, Inc. (a)	41,850	1,404,068
NETGEAR, Inc. (a)	32,250	1,271,295
Nuance Communications, Inc. (a)	54,500	1,216,440
Oracle Corp.	40,750	1,357,790
Palo Alto Networks, Inc. (a)(c)	11,900	636,888
Qualcomm, Inc.	39,000	2,418,780
Red Hat, Inc. (a)	23,000	1,218,080
SAP AG, ADR (c)	10,350	831,933
Texas Instruments, Inc.	48,500	1,500,590
Trimble Navigation, Ltd. (a)	29,875	1,785,928
Visa, Inc., Class A	6,200	939,796
		38,648,071
Materials: 4.4%
Nucor Corp.	33,000	1,424,940
Praxair, Inc.	11,300	1,236,785
Rio Tinto PLC, ADR (c)	19,500	1,132,755
Syngenta AG, ADR	24,150	1,951,320
		5,745,800
Telecommunication Services: 1.2%
Vodafone Group PLC, ADR	59,838	1,507,319
Utilities: 1.2%
American Water Works Co., Inc.	41,904	1,555,896
TOTAL COMMON STOCKS (Cost $102,138,777)		128,639,717
TIME DEPOSIT: 1.6%
State Street Euro Dollar Time Deposit, 0.010%, 01/02/13	$2,155,000	2,155,000
(Cost $2,155,000)
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 4.5%
State Street Institutional U.S. Government Money Market Fund	5,917,723	$5,917,723
(Cost $5,917,723)
TOTAL INVESTMENTS: 104.7% (Cost $110,211,500)		136,712,440
PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -4.5%		(5,917,723)
OTHER ASSETS AND LIABILITIES— (Net): -0.2%		(288,860)
NET ASSETS: 100.0%		$130,505,857

(a)  Non-income producing security.

(b)  Broad industry sectors used for financial reporting  purposes. Diversification compliance testing is based  on narrower industries within broad sector.

(c)  Security or partial position of this security was on  loan as of December 31, 2012. The total market value  of securities on loan as of December 31, 2012 was $7,154,494 (Note A).

(d)  Security or partial position of this security has been  segregated by the custodian to cover options contracts.

ADR  American Depository Receipt

REIT  Real Estate Investment Trust

SCHEDULE OF WRITTEN OPTIONS
PUTS:
Apple, Inc. expires January 2014, exercise price $400.00	11	$(26,015)
TOTAL WRITTEN PUT OPTIONS (Premiums Received $30,642)		$(26,015)

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

Pax World Small Cap Fund

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 97.2%
Consumer Discretionary: 15.7%
Cinemark Holdings, Inc.	17,354	$450,857
Del Frisco's Restaurant Group, Inc. (a)	2,969	46,287
Dunkin' Brands Group, Inc.	2,500	82,950
Einstein Noah Restaurant Group, Inc.	38,079	464,945
GameStop Corp., Class A	9,000	225,810
Gannett Co, Inc.	18,000	324,180
Jamba, Inc. (a)	228,158	511,074
Ruth's Hospitality Group, Inc. (a)	35,534	258,332
Valassis Communications, Inc. (a)(b)	6,000	154,680
		2,519,115
Energy: 7.9%
Energy XXI Bermuda, Ltd.	2,500	80,475
Halcon Resources Corp. (a)	80,000	553,600
Hornbeck Offshore Services, Inc. (a)	4,500	154,530
Oasis Petroleum, Inc. (a)	3,500	111,300
RigNet, Inc. (a)	18,233	372,500
		1,272,405
Financials: 28.8% (c)
Capitol Federal Financial, Inc.	50,000	584,500
CBOE Holdings, Inc.	5,500	162,030
Chicopee Bancorp, Inc. (a)	34,143	542,532
First Connecticut Bancorp, Inc.	12,000	165,000
Hercules Technology Growth Capital, Inc.	12,339	137,333
National Bank Holdings Corp., Class A	8,500	161,415
National Financial Partners Corp. (a)	9,300	159,402
OmniAmerican Bancorp, Inc. (a)	25,000	578,250
Oritani Financial Corp.	36,918	565,584
ProAssurance Corp.	10,000	421,900
Rockville Financial, Inc.	12,590	162,411
Territorial Bancorp, Inc. (b)	29,010	662,879
Westwood Holdings Group, Inc.	7,376	301,678
		4,604,914
Health Care: 17.1%
CardioNet, Inc. (a)	175,157	399,358
ICU Medical, Inc. (a)	2,500	152,325
Illumina, Inc. (a)(b)	4,500	250,155
Ligand Pharmaceuticals, Inc., Class B (a)	8,919	184,980
Natus Medical, Inc. (a)	48,727	544,768
Quidel Corp. (a)(b)	25,000	466,750
RTI Biologics, Inc. (a)	61,974	264,629
Vascular Solutions, Inc. (a)	30,298	478,708
		2,741,673
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Industrials: 7.4%
Generac Holdings, Inc.	6,184	$212,173
Lindsay Corp. (b)	2,000	160,240
MYR Group, Inc. (a)	7,000	155,750
Pentair, Ltd.	3,000	147,450
Standard Parking Corp. (a)	6,576	144,606
UniFirst Corp.	4,863	356,555
		1,176,774
Information Technology: 14.7%
Amdocs, Ltd.	14,500	492,855
Envestnet, Inc. (a)	20,000	279,000
MICROS Systems, Inc. (a)	6,000	254,640
Open Text Corp. (a)	3,087	172,471
Teradyne, Inc. (a)	4,000	67,560
TheStreet, Inc. (b)	309,078	516,160
Westell Technologies, Inc., Class A (a)	310,239	573,942
		2,356,628
Materials: 1.4%
PolyOne Corp.	6,000	122,520
US Silica Holdings, Inc. (b)	6,000	100,380
		222,900
Telecommunication Services: 1.6%
Cogent Communications Group, Inc.	11,000	249,040
Utilities: 2.6%
CenterPoint Energy, Inc.	14,000	269,500
MDU Resources Group, Inc.	7,000	148,680
		418,180
TOTAL COMMON STOCKS (Cost $15,123,265)		15,561,629
TIME DEPOSIT: 3.4%
State Street Euro Dollar Time Deposit, 0.010%, 01/02/13	$538,000	538,000
(Cost $538,000)
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 3.8%
State Street Institutional U.S. Government Money Market Fund	601,253	601,253
(Cost $601,253)
TOTAL INVESTMENTS: 104.4% (Cost $16,262,518)		16,700,882

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

Pax World Small Cap Fund, continued

Pax World International Fund

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -3.8%		$(601,253)
OTHER ASSETS AND LIABILITIES— (Net): -0.6%		(99,848)
NET ASSETS: 100.0%		$15,999,781

(a)  Non-income producing security.

(b)  Security or partial position of this security was on  loan as of December 31, 2012. The total market value  of securities on loan as of December 31, 2012 was $597,418 (Note A).

(c)  Broad industry sectors used for financial reporting  purposes. Diversification compliance testing is based on narrower industries within broad sector.

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 96.7%
Australia: 6.0%
Cochlear, Ltd.	6,600	$547,137
National Australia Bank, Ltd.	28,678	754,320
QBE Insurance Group, Ltd.	46,500	532,793
Woodside Petroleum, Ltd.	24,630	877,690
		2,711,940
Austria: 1.1%
OMV AG	13,800	500,057
Belgium: 2.0%
Anheuser-Busch InBev NV	10,200	888,263
Brazil: 2.4%
CCR SA	41,200	391,375
Natura Cosmeticos SA	24,800	710,267
		1,101,642
Canada: 4.1%
Bombardier, Inc., Class B	106,300	401,818
Potash Corp. of Saskatchewan, Inc.	13,900	565,591
Royal Bank of Canada	15,000	904,500
		1,871,909
Finland: 1.1%
Fortum Oyj	27,300	511,081
France: 7.1%
AXA SA	48,800	876,242
Compagnie De Saint-Gobain	11,200	480,971
Danone SA	7,000	461,105
LVMH Moet Hennessy Louis Vuitt	5,750	1,061,204
Mersen	11,960	334,440
		3,213,962
Germany: 6.9%
Bayerische Motoren Werke AG	9,800	953,648
Deutsche Telekom AG	74,600	849,165
Linde AG	3,550	621,066
Muenchener Rueckversicherungs AG	3,800	686,005
		3,109,884
Hong Kong: 0.1%
Chaoda Modern Agriculture (Holdings), Ltd. (a)(b)(c)(d)	710,000	25,557

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

Pax World International Fund, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Israel: 2.4%
Teva Pharmaceutical industries, Ltd., ADR	29,200	$1,090,328
Italy: 1.6%
UniCredit SpA (a)	143,000	704,197
Japan: 16.1%
Astellas Pharma, Inc.	17,800	800,316
Canon, Inc., ADR (b)	15,300	599,913
Central Japan Railway Co.	11,200	908,986
Eisai Co., Ltd.	11,300	471,694
Hoya Corp.	14,600	287,677
Kao Corp.	36,100	940,677
Komatsu, Ltd.	37,900	972,528
Kurita Water Industries, Ltd.	20,100	441,416
Nintendo Co., Ltd.	3,800	405,754
Nippon Building Fund, Inc., REIT	37	382,757
Resona Holdings, Inc.	152,100	695,457
Trend Micro, Inc.	12,900	389,775
		7,296,950
Luxembourg: 1.5%
APERAM	18,300	279,312
Tenaris SA, ADR (b)	9,200	385,664
		664,976
Norway: 2.9%
Statoil ASA, ADR	52,500	1,314,600
Poland: 1.6%
Powszechny Zaklad Ubezpieczen SA	5,100	722,015
Singapore: 5.0%
DBS Group Holdings, Ltd.	85,000	1,043,502
Hyflux, Ltd.	279,000	295,262
SingTel	338,000	919,708
		2,258,472
South Africa: 1.2%
Sasol Ltd., ADR	12,500	541,125
Spain: 2.0%
Repsol SA	44,222	902,692
Sweden: 2.8%
Hennes & Mauritz AB, B Shares	27,000	935,740
SKF AB, B Shares	12,700	321,660
		1,257,400
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Switzerland: 7.6%
ABB, Ltd., ADR (a)	49,650	$1,032,223
Nestle SA	13,600	887,311
Roche Holding AG	4,350	879,488
Syngenta AG, ADR	8,100	654,480
		3,453,502
Taiwan: 1.2%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	31,076	533,264
Turkey: 2.9%
Mardin Cimento Sanayii ve Tica AS	93,000	279,047
Turkiye Halk Bankasi AS	107,100	1,055,754
		1,334,801
United Kingdom: 17.1%
AMEC PLC	20,000	330,619
ARM Holdings PLC, ADR	15,900	601,497
BG Group PLC	56,400	940,740
Marks & Spencer Group PLC	77,000	483,685
National Grid PLC	61,000	699,634
Reckitt Benckiser Group PLC	15,400	977,586
Reed Elsevier PLC	97,000	1,024,090
Rio Tinto PLC, ADR	17,500	1,016,575
Spectris PLC	11,414	385,185
Standard Chartered PLC	19,100	494,303
Vodafone Group PLC, ADR	32,300	813,637
		7,767,551
TOTAL COMMON STOCKS (Cost $39,927,133)		43,776,168
EXCHANGE TRADED FUNDS: 2.4%
United States: 2.4%
SPDR Gold Shares (a)	6,750	1,093,568
TOTAL EXCHANGE TRADED FUNDS (Cost $843,880)		1,093,568
RIGHTS: 0.1%
Spain: 0.1%
Repsol SA, Expires 01/11/13 (a)	44,222	26,967
TOTAL RIGHTS (Cost $27,656)		26,967

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

Pax World International Fund, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
TIME DEPOSIT: 0.2%
State Street Euro Dollar Time Deposit, 0.010%, 01/02/13	$74,000	$74,000
TOTAL TIME DEPOSIT (Cost $74,000)		74,000
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 2.0%
State Street Institutional U.S. Government Money Market Fund	907,479	907,479
(Cost $907,479)
TOTAL INVESTMENTS: 101.4% (Cost $41,780,148)		45,878,182
PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -2.0%		(907,479)
OTHER ASSETS AND LIABILITIES— (Net): 0.6%		288,335
NET ASSETS: 100.0%		$45,259,038

(a)  Non-income producing security.

(b)  Security or partial position of this security was on  loan as of December 31, 2012. The total market value  of securities on loan as of December 31, 2012 was $898,683 (Note A).

(c)  Fair valued security (Note A).

(d)  Illiquid security (Note C).

ADR  American Depository Receipt

REIT  Real Estate Investment Trust

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
SUMMARY OF INVESTMENTS BY SECTOR
Sector	Value	Percent of Net Assets
Consumer Discretionary	$4,458,367	9.8%
Consumer Staples	4,890,765	10.8%
Energy	5,793,187	12.8%
Financials	8,851,846	19.6%
Health Care	3,788,963	8.4%
Industrials	5,285,418	11.7%
Information Technology	3,203,064	7.1%
Materials	3,416,071	7.5%
Telecommunications Services	2,582,510	5.7%
Utilities	1,505,977	3.3%
Exchange Traded Funds	1,093,568	2.4%
Rights	26,967	0.1%
Time Deposit	74,000	0.2%
Other assets and liabilities - (Net)	288,335	0.6%
Total	$45,259,038	100.0%

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

Pax World High Yield Bond Fund

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
STOCKS: 2.0%
COMMON STOCKS: 1.0%
Energy: 0.7%
LinnCo LLC	100,000	$3,614,000
Financial Services: 0.3%
Hercules Technology Growth Capital, Inc. (f)	112,229	1,249,109
TOTAL COMMON STOCKS (Cost $4,891,373)		4,863,109
PREFERRED STOCKS: 1.0%
Financial Services: 1.0%
Hercules Technology Growth Capital, Inc. 7.000%	190,000	4,765,200
TOTAL PREFERRED STOCKS (Cost $4,776,586)		4,765,200
TOTAL STOCKS (Cost $9,667,959)		9,628,309
EXCHANGE TRADED FUNDS: 3.9%
iShares iBoxx $ High Yield Corp Bond Fund (f)	50,000	4,667,500
ProShares UltraShort Euro (g)(f)	218,131	4,146,670
SPDR Barclays Capital High Yield Bond ETF	125,000	5,087,500
SPDR Gold Shares (g)	30,000	4,860,300
TOTAL EXCHANGE TRADED FUNDS (Cost $19,259,610)		18,761,970
BONDS: 89.1%
CORPORATE BONDS: 88.1%
Basic Industry: 4.1%
Interline Brands, Inc., 144A, 10.000%, 11/15/18 (a)	$3,250,000	3,542,500
Longview Fibre Paper & Packaging, Inc., 144A, 8.000%, 06/01/16 (a)(f)	3,600,000	3,798,000
Mirabela Nickel, Ltd, 144A, 8.750%, 04/15/18 (a)(f)	6,000,000	5,190,000
Nexeo Solutions LLC/Finance Corp., 8.375%, 03/01/18	6,000,000	5,700,000
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Basic Industry, continued
Orion Engineered Carbons Bondco GmbH, 144A, 9.625%, 06/15/18 (a)	$1,349,000	$1,480,528
Sappi Papier Holding GmbH, 144A, 7.750%, 07/15/17 (a)(f)	250,000	273,438
		19,984,466
Capital Goods: 4.2%
Ardagh Packaging Finance PLC., 144A, 9.125%, 10/15/20 (a)	2,500,000	2,725,000
Belden, Inc., 144A, 5.500%, 09/01/22 (a)	4,500,000	4,646,250
J.B. Poindexter & Co, Inc., 144A, 9.000%, 04/01/22 (a)	6,250,000	6,492,187
Mcron Finance Sub LLC/Finance Corp., 144A, 8.375%, 05/15/19 (a)	5,248,000	5,405,440
SPL Logistics Escrow LLC/Finance Corp., 144A, 8.875%, 08/01/20 (a)	1,000,000	1,065,000
		20,333,877
Consumer Cyclical: 8.8%
Brown Shoe Co., Inc., 7.125%, 05/15/19	3,000,000	3,135,000
Edcon Proprietary, Ltd, 144A, 3.433%, 06/15/14 (a)(c)(SA)	4,296,000	5,472,041
Fiesta Restaurant Group, Inc., 8.875%, 08/15/16	1,000,000	1,073,750
Human Touch LLC/Interactive Health Finance, 144A, 15.000%, 03/30/14 (a)(b)(e)	429,017	0
Icon Health & Fitness, Inc., 144A, 11.875%, 10/15/16 (a)	6,450,000	6,063,000
Levi Strauss & Co., 6.875%, 05/01/22	200,000	215,500
Levi Strauss & Co., 7.625%, 05/15/20 (f)	3,000,000	3,285,000
Logan's Roadhouse, Inc., 10.750%, 10/15/17	5,000,000	4,668,750
Perry Ellis International, Inc., 7.875%, 04/01/19	4,500,000	4,725,000
Quiksilver, Inc., 6.875%, 04/15/15 (f)	3,150,000	3,110,625
Radio Systems Corp., 144A, 8.375%, 11/01/19 (a)	2,100,000	2,194,500
RadioShack Corp., 144A, 2.500%, 08/01/13 (a)	3,685,000	3,399,412
Sally Holdings LLC/Capital, Inc., 5.750%, 06/01/22	100,000	109,000

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Consumer Cyclical, continued
Sally Holdings LLC/Capital, Inc., 6.875%, 11/15/19	$3,450,000	$3,829,500
Wok Acquisition Corp., 144A, 10.250%, 06/30/20 (a)	1,250,000	1,335,938
		42,617,016
Consumer Non-Cyclical: 2.0%
Foodcorp Proprietary, Ltd., 144A, 8.750%, 03/01/18 (a)(c)(SA)	5,000,000	7,333,976
Libbey Glass, Inc., 6.875%, 05/15/20	2,250,000	2,430,000
		9,763,976
Energy: 12.9%
Alta Mesa Holdings, LP/Finance Services Corp., 9.625%, 10/15/18	7,000,000	7,245,000
Alta Mesa Holdings, LP/Finance Services Corp., 144A, 9.625%, 10/15/18 (a)	500,000	517,500
CGG Veritas, 6.500%, 06/01/21	500,000	537,500
CGG Veritas, 9.500%, 05/15/16	1,000,000	1,077,500
Chaparral Energy, Inc., 7.625%, 11/15/22 (f)	250,000	263,750
Chaparral Energy, Inc., 9.875%, 10/01/20	4,000,000	4,570,000
Chaparral Energy, Inc., 144A, 7.625%, 11/15/22 (a)	2,000,000	2,090,000
Crosstex Energy, LP/Finance Corp., 8.875%, 02/15/18	1,000,000	1,085,000
Drill Rigs Holdings, Inc., 144A, 6.500%, 10/01/17 (a)	6,500,000	6,500,000
EV Energy Partners, LP/Finance Corp., 8.000%, 04/15/19	500,000	533,125
Halcon Resources Corp., 144A, 9.750%, 07/15/20 (a)	600,000	651,000
Hercules Offshore, Inc, 144A, 7.125%, 04/01/17 (a)	2,500,000	2,631,250
Hercules Offshore, Inc., 144A, 10.250%, 04/01/19 (a)	4,500,000	4,950,000
Kodiak Oil & Gas Corp., 8.125%, 12/01/19	250,000	276,875
Oil States International, Inc., 144A, 5.125%, 01/15/23 (a)	100,000	101,625
Penn Virginia Corp., 7.250%, 04/15/19	1,500,000	1,440,000
Penn Virginia Corp., 10.375%, 06/15/16 (f)	5,000,000	5,300,000
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Energy, continued
PetroBakken Energy, Ltd., 144A, 8.625%, 02/01/20 (a)	$100,000	$102,000
Petroleum Geo-Services ASA, 144A, 7.375%, 12/15/18 (a)	2,000,000	2,170,000
PHI, Inc., 8.625%, 10/15/18	6,875,00	7,390,625
Rosetta Resources, Inc., 9.500%, 04/15/18	6,500,000	7,247,500
Samson Investment Co., 144A, 9.750%, 02/15/20 (a)	5,000,000	5,312,499
		61,992,749
Financial Services: 2.0%
Ares Capital Corp., 144A, 5.125%, 06/01/16 (a)	1,200,000	1,278,750
CIT Group, Inc., 5.000%, 05/15/17	250,000	266,250
CIT Group, Inc., 4.250%, 08/15/17	1,000,000	1,034,428
CIT Group, Inc., 5.250%, 03/15/18	1,000,000	1,075,000
Hercules Technology Growth Capital, Inc., 6.000%, 04/15/16	1,000,000	1,038,125
Nuveen Investments, Inc., 144A, 9.125%, 10/15/17 (a)	5,000,000	4,937,500
		9,630,053
Health Care: 13.0%
Air Medical Group Holdings, Inc., 9.250%, 11/01/18	7,100,000	7,881,000
Alere, Inc., 8.625%, 10/01/18	1,000,000	1,010,000
Alliance HealthCare Services, Inc., 8.000%, 12/01/16 (b)	4,985,000	4,561,275
BioScrip, Inc., 10.250%, 10/01/15	6,019,000	6,455,378
CHS/Community Health Systems, Inc., 8.000%, 11/15/19	750,000	815,625
CHS/Community Health Systems, Inc., 7.125%, 07/15/20	3,250,000	3,473,438
Fresenius Medical Care US Finance II, Inc., 144A, 5.875%, 01/31/22 (a)	4,000,000	4,360,000
Hanger, Inc., 7.125%, 11/15/18	4,920,000	5,215,200
HCA Holdings, Inc., 7.750%, 05/15/21 (f)	7,000,000	7,630,000
Health Management Associates, Inc., 7.375%, 01/15/20	4,000,000	4,340,000
Health Management Associates, Inc., 6.125%, 04/15/16	4,000,000	4,340,000

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Health Care, continued
Hologic, Inc., 144A, 6.250%, 08/01/20 (a)(f)	$100,000	$108,250
InVentiv Health, Inc., 144A, 10.000%, 08/15/18 (a)	6,250,000	5,453,124
Omega Healthcare Investors, Inc., REIT, 5.875%, 03/15/24	2,500,000	2,662,500
PSS World Medical, Inc., 6.375%, 03/01/22	3,250,000	3,851,250
		62,157,040
Media: 8.5%
Cequel Communications Holdings I, LLC/Capital Corp., 144A, 6.375%, 09/15/20 (a)	500,000	523,125
Gannett Co, Inc., 7.125%, 09/01/18	5,500,000	6,029,375
Harron Communications, LP/Finance Corp., 144A, 9.125%, 04/01/20 (a)	2,435,000	2,678,500
MDC Partners, Inc., 11.000%, 11/01/16	6,000,000	6,622,500
Numericable Finance & Co. SCA, 144A, 8.070%, 10/15/18 (a)(c)(LU)	2,000,000	2,719,099
Numericable Finance & Co. SCA, 144A, 8.750%, 02/15/19 (a)(c)(LU)	5,250,000	7,414,824
Townsquare Radio, LLC/Inc., 144A, 9.000%, 04/01/19 (a)	4,000,000	4,410,000
Valassis Communications, Inc., 6.625%, 02/01/21 (f)	8,000,000	8,520,000
Virgin Media Finance PLC, 8.375%, 10/15/19	1,670,000	1,903,800
		40,821,223
Real Estate: 1.9%
Kennedy Wilson, Inc., 144A, 8.750%, 04/01/19 (a)	1,000,000	1,070,000
Kennedy-Wilson, Inc., 8.750%, 04/01/19	7,400,000	7,918,000
		8,988,000
Services: 11.7%
Algeco Scotsman Global Finance PLC, 144A, 8.500%, 10/15/18 (a)	3,500,000	3,640,000
Algeco Scotsman Global Finance PLC. 144A, 9.000%, 10/15/18 (a)(c)(UK)	250,000	342,362
Alliance Data Systems Corp., 144A, 6.375%, 04/01/20 (a)	500,000	535,000
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Services, continued
Alliance Data Systems Corp., 144A, 5.250%, 12/01/17 (a)	$1,000,000	$1,020,000
FTI Consulting, Inc., 144A, 6.000%, 11/15/22 (a)	500,000	520,000
Grupo Senda Autotransporte SA de CV, 144A, 10.500%, 10/03/15 (a)	1,250,000	1,306,249
Inversiones Alsacia SA, 144A, 8.000%, 08/18/18 (a)(b)	2,235,990	2,255,569
Iron Mountain, Inc., 5.750%, 08/15/24	3,000,000	3,052,500
Kenan Advantage Group, 144A, 8.375%, 12/15/18 (a)	1,000,000	1,025,000
Marquette Transportation Co./Finance Corp., 10.875%, 01/15/17	6,700,000	7,001,500
Mobile Mini, Inc., 7.875%, 12/01/20	750,000	826,875
Navios Maritime Acquisition Corp., 8.625%, 11/01/17	5,600,000	5,278,000
PHH Corp., 7.375%, 09/01/19 (f)	6,000,000	6,690,000
Sabre, Inc., 144A, 8.500%, 05/15/19 (a)	7,000,000	7,481,250
Servicios Corporativos Javer SAPI de CV, 144A, 9.875%, 04/06/21 (a)(f)	4,500,000	4,860,000
Stream Global Services, Inc., 11.250%, 10/01/14	7,401,000	7,771,050
Urbi Desarrollos Urbanos SAB de CV, 144A, 8.500%, 04/19/16 (a)	2,500,000	2,487,500
Viking Cruises, Ltd., 144A, 8.500%, 10/15/22 (a)	500,000	542,500
		56,635,355
Technology & Electronics: 10.1%
Brightstar Corp., 144A, 9.500%, 12/01/16 (a)	3,000,000	3,210,000
Epicor Software Corp., 8.625%, 05/01/19	6,250,000	6,593,750
EVERTEC, LLC/Finance Corp., 11.000%, 10/01/18	8,000,000	8,880,000
j2 Global, Inc., 8.000%, 08/01/20	7,000,000	7,315,000
Legend Acquisition Sub, Inc., 144A, 10.750%, 08/15/20 (a)	6,000,000	5,490,000
MMI International, Ltd., 144A, 8.000%, 03/01/17 (a)	1,000,000	1,065,000
NetApp, Inc., 1.750%, 06/01/13	4,000,000	4,515,000

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Technology & Electronics, continued
Nuance Communications, Inc., 2.750%, 08/15/27	$3,000,000	$3,960,000
Syniverse Holdings, Inc., 9.125%, 01/15/19	7,013,000	7,521,443
		48,550,193
Telecommunications: 8.2%
America Movil SAB de CV, 9.000%, 01/15/16 (b)(d)(MX)	25,000,000	2,096,329
Axtel SAB de CV, 144A, 9.000%, 09/22/19 (a)(b)	2,000,000	1,110,000
CenturyLink, Inc., 7.600%, 09/15/39	3,000,000	3,123,075
Crown Castle International Corp., 144A, 5.250%, 01/15/23 (a)	250,000	268,438
Digicel, Ltd., 144A, 12.000%, 04/01/14 (a)	2,000,000	2,185,000
Dycom Investments, Inc., 144A, 7.125%, 01/15/21 (a)	3,000,000	3,172,500
Equinix, Inc., 3.000%, 10/15/14	2,000,000	3,911,250
Intelsat Luxembourg SA, 11.250%, 02/04/17	6,000,000	6,367,500
InterDigital, Inc., 2.500%, 03/15/16	2,000,000	2,137,500
Maxcom Telecomunicaciones SAB de CV, 11.000%, 12/15/14 (b)(f)	6,000,000	4,080,000
NII Capital Corp., 7.625%, 04/01/21	500,000	381,250
NII Capital Corp., 8.875%, 12/15/19	2,000,000	1,600,000
Pacnet, Ltd., 144A, 9.250%, 11/09/15 (a)	6,745,000	6,964,213
Sable International Finance, Ltd., 144A, 8.750%, 02/01/20 (a)(f)	200,000	230,000
Windstream Corp., 7.500%, 04/01/23	2,000,000	2,115,000
		39,742,055
Utility: 0.7%
FPL Energy National Wind Portfolio LLC, 144A, 6.125%, 03/25/19 (a)(b)	387,400	330,448
InterGen NV, 144A, 9.000%, 06/30/17 (a)	3,000,000	2,700,000
Ormat Funding Corp., 8.250%, 12/30/20 (b)	503,899	471,145
		3,501,593
TOTAL CORPORATE BONDS (Cost $411,084,193)		424,717,596
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
LOANS: 1.0%
Telecommunications: 1.0%
Zayo Group, LLC, 7.125%, 07/02/19	$4,987,500	$5,056,078
TOTAL LOANS (Cost $5,029,856)		5,056,078
TOTAL BONDS (Cost $416,114,049)		429,773,674
WARRANTS: 0.0%
Interactive Health, 04/01/11 (b)(e)	2,495	0
TOTAL WARRANTS: 0.0% (Cost $0)		0
CERTIFICATES OF DEPOSIT: 0.2%
One PacificCoast Bank, 1.250%, 05/10/17	100,073	100,073
One PacificCoast Bank, 1.100%, 01/21/15	200,000	200,000
One PacificCoast Bank, FSB CDARS, 0.200%, 01/03/13	100,000	100,000
One PacificCoast Bank, FSB CDARS, 0.490%, 07/05/13	200,000	200,000
Self Help Credit Union, 1.050%, 01/04/13	100,000	100,000
Urban Partnership Bank, 0.550%, 07/01/13	100,539	100,539
Urban Partnership Bank, 0.500%, 08/03/13	100,000	100,000
TOTAL CERTIFICATES OF DEPOSIT (Cost $900,612)		900,612
TIME DEPOSIT: 2.5%
State Street Euro Dollar Time Deposit, 0.010%, 01/02/13	12,172,000	12,172,000
(Cost $12,172,000)

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

Pax World High Yield Bond Fund, continued

Pax World Global Women's Equality Fund

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 6.7%
State Street Institutional U.S. Government Money Market Fund	32,133,798	$32,133,798
(Cost $32,133,798)
TOTAL INVESTMENTS: 104.4% (Cost $490,248,028)		503,370,363
PAYABLE UPON RETURN OF SECUTITIES LOANED— (NET): -6.7%		(32,133,798)
OTHER ASSETS AND LIABILITIES— (NET): 2.3%		11,097,971
NET ASSETS: 100.0%		$482,334,536

(a)  Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to  qualified institutional buyers.

(b)  Illiquid security (Note C).

(c)  Principal amount is in Euro Dollars; value is in U.S.  dollars.

(d)  Principal amount is in Mexican pesos; value is in U.S.  dollars.

(e)  Fair valued security (Note A).

(f)  Security or partial position of this security was on loan as of December 31, 2012. The total market value of securities on loan as of December 31, 2012 was $31,551,243 (Note A).

(g)  Non-income producing security.

LP  Limited Partnership

LU  Luxembourg

MX  Mexico

SA  South Africa

UK  United Kingdom

SCHEDULE OF SECURITIES SHORT SOLD
COMMON STOCKS: -0.6%
Telecommunications: -0.5%
Equinix, Inc.	(13,000)	$(2,680,600)
Technology & Electronics: -0.1%
NetApp, Inc.	(10,000)	(335,500)
TOTAL SECURITIES SOLD SHORT (Proceeds $2,438,492)		$(3,016,100)
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 97.8%
Consumer Discretionary: 11.2%
Bayerische Motoren Werke AG	6,250	$608,194
Brown Shoe Co., Inc.	13,100	240,647
Hennes & Mauritz AB, B Shares	17,600	609,964
Johnson Controls, Inc.	15,700	481,990
NIKE, Inc., Class B	11,800	608,880
Starbucks Corp.	6,600	353,892
Starwood Hotels & Resorts Worldwide, Inc.	7,600	435,936
Time Warner Cable, Inc.	6,450	626,875
		3,966,378
Consumer Staples: 10.3%
General Mills, Inc.	19,750	798,097
Natura Cosmeticos SA	15,600	446,781
Nestle SA	5,400	352,315
PepsiCo, Inc.	6,900	472,167
Procter & Gamble Co., The	8,800	597,432
Reckitt Benckiser Group PLC	6,000	380,878
Shiseido Co., Ltd.	25,300	357,121
Woolworths, Ltd.	7,500	230,087
		3,634,878
Energy: 10.9%
Baker Hughes, Inc.	11,000	449,240
BG Group PLC	33,900	565,445
Noble Corp.	10,500	365,610
Sasol Ltd., ADR	9,200	398,268
Statoil ASA, ADR	42,800	1,071,712
Talisman Energy, Inc.	25,300	286,649
Woodside Petroleum, Ltd.	19,800	705,573
		3,842,497
Financials: 18.2%
American Express Co.	10,100	580,548
American Tower Corp., REIT	3,900	301,353
AXA SA	24,000	430,939
Bank of New York Mellon Corp., The	26,700	686,189
National Australia Bank, Ltd.	16,200	426,110
PNC Financial Services Group, Inc.	8,450	492,720
Powszechny Zaklad Ubezpieczen SA	3,580	506,826
QBE Insurance Group, Ltd.	30,500	349,466
Resona Holdings, Inc.	79,000	361,217
Royal Bank of Canada	10,200	614,030
Standard Chartered PLC	15,500	401,136
Turkiye Halk Bankasi AS	72,200	711,722
U.S. Bancorp	10,000	319,400

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

Pax World Global Women's Equality Fund, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Financials, continued
Weyerhaeuser Co., REIT	8,400	$233,688
		6,415,344
Health Care: 11.7%
Allergan, Inc.	6,100	559,553
Hologic, Inc. (a)	18,500	370,555
Mylan, Inc. (a)	18,000	494,640
Pfizer, Inc.	25,500	639,540
Roche Holding AG	3,040	614,631
Teva Pharmaceutical Industries, Ltd., ADR	18,000	672,120
Thermo Fisher Scientific, Inc.	8,650	551,697
UnitedHealth Group, Inc.	4,000	216,960
		4,119,696
Industrials: 10.8%
3M Co.	7,750	719,587
ABB, Ltd., ADR (a)	18,227	378,939
Bombardier, Inc., Class B	83,000	313,743
Compagnie De Saint-Gobain	7,000	300,607
Emerson Electric Co.	11,950	632,872
Komatsu, Ltd.	27,000	692,830
Pentair, Ltd.	9,050	444,808
Timken Co.	6,650	318,070
		3,801,456
Information Technology: 13.5%
Autodesk, Inc. (a)	6,850	242,148
EMC Corp. (a)	15,900	402,270
Google, Inc., Class A (a)	1,000	709,369
IBM	2,770	530,594
Intuit, Inc.	8,300	493,850
Mastercard, Inc., Class A	1,000	491,280
Microsoft Corp.	15,300	408,969
Oracle Corp.	19,000	633,080
Qualcomm, Inc.	6,400	396,928
Trend Micro, Inc.	8,900	268,914
Xerox Corp	28,000	190,960
		4,768,362
Materials: 5.1%
Potash Corp. of Saskatchewan, Inc.	7,500	305,175
Praxair, Inc.	3,500	383,075
Rio Tinto PLC, ADR (b)	12,500	726,125
Syngenta AG, ADR	4,900	395,920
		1,810,295
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Telecommunication Services: 3.2%
Deutsche Telekom AG	58,400	$664,762
Vodafone Group PLC, ADR	18,300	460,977
		1,125,739
Utilities: 2.9%
American Water Works Co., Inc.	9,300	345,309
Fortum OYJ	17,100	320,128
National Grid PLC	31,000	355,552
		1,020,989
TOTAL COMMON STOCKS (Cost $32,326,230)		34,505,634
EXCHANGE TRADED FUNDS: 1.6%
SPDR Gold Shares (a)	3,400	550,834
TOTAL EXCHANGE TRADED FUNDS (Cost $314,851)		550,834
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 2.0%
State Street Institutional U.S. Government Money Market Fund	720,844	720,844
(Cost $720,844)
TOTAL INVESTMENTS: 101.4% (Cost $33,361,925)		35,777,312
PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -2.0%		(720,844)
OTHER ASSETS AND LIABILITIES— (Net): 0.6%		225,820
NET ASSETS: 100.0%		$35,282,288

(a)  Non-income producing security.

(b)  Security or partial position of this security was on  loan as of December 31, 2012. The total market value  of securities on loan as of December 31, 2012 was $718,864 (Note A).

ADR  American Depository Receipt

REIT  Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

Pax World Global Women's Equality Fund, continued

Pax World Global Environmental Markets Fund

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
SUMMARY OF INVESTMENTS BY COUNTRY
Country	Value	Percent of Net Assets
Australia	$1,711,236	4.9%
Brazil	446,781	1.3%
Canada	1,519,597	4.3%
Finland	320,128	0.9%
France	731,546	2.1%
Germany	1,272,956	3.6%
Israel	672,120	1.9%
Japan	1,680,082	4.8%
Norway	1,071,712	3.0%
Poland	506,826	1.4%
South Africa	398,268	1.1%
Sweden	609,964	1.7%
Switzerland	2,552,222	7.2%
Turkey	711,722	2.0%
United Kingdom	2,890,112	8.2%
United States	17,410,362	49.4%
Exchange Traded Funds	550,834	1.6%
Other assets and liabilities - (Net): 0.6%	225,820	0.6%
TOTAL	$35,282,288	100.0%
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 92.6%
RENEWABLE & ALTERNATIVE ENERGY: 1.5%
Other Renewables Equipment: 1.4%
Daiseki Co., Ltd.	58,400	$807,728
Renewable Energy Developers & Independent Power Producers (IPPs): 0.1%
China Longyuan Power Group Corp.	103,600	72,901
ENERGY EFFICIENCY: 37.1%
Power Network Efficiency: 7.7%
ABB, Ltd. (a)	55,868	1,158,564
Emerson Electric Co.	37,700	1,996,592
Itron, Inc. (a)	31,085	1,384,837
		4,539,993
Industrial Energy Efficiency: 11.7%
Delta Electronics, Inc.	163,004	600,740
GEA Group AG	61,785	2,008,983
Infineon Technologies AG	171,671	1,398,509
Murata Manufacturing Co., Ltd.	28,400	1,675,355
Spirax-Sarco Engineering PLC	31,367	1,174,490
		6,858,077
Buildings Energy Efficiency: 7.4%
Epistar Corp.	384,000	703,509
Johnson Controls, Inc.	49,500	1,519,650
Kingspan Group PLC	91,274	1,009,365
Legrand SA	26,517	1,125,277
		4,357,801
Transport Energy Efficiency: 5.5%
BorgWarner, Inc. (a)	22,800	1,632,936
Delphi Automotive PLC (a)	40,800	1,560,600
		3,193,536
Diversified Energy Efficiency: 4.8%
IMI PLC	101,609	1,839,048
Invensys PLC	186,368	997,357
		2,836,405
WATER INFRASTRUCTURE & TECHNOLOGIES: 21.0%
Water Infrastructure: 12.3%
IDEX Corp.	35,050	1,630,877
Pentair, Ltd.	28,650	1,408,148

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

Pax World Global Environmental Markets Fund, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
WATER INFRASTRUCTURE & TECHNOLOGIES, continued
Water Infrastructure, continued
Roper Industries, Inc.	4,500	$501,660
Watts Water Technologies, Inc., Class A	46,600	2,003,333
Xylem, Inc.	61,600	1,669,360
		7,213,378
Water Treatment Equipment: 4.7%
Kemira Oyj	54,200	851,180
Kurita Water Industries, Ltd.	50	1,098
Pall Corp.	32,000	1,928,320
		2,780,598
Water Utilities: 4.0%
American Water Works Co., Inc.	44,400	1,648,572
Manila Water Co., Inc.	914,000	713,861
		2,362,433
POLLUTION CONTROL: 17.5%
Pollution Control Solutions: 5.7%
ENN Energy Holdings, Ltd.	369,500	1,619,105
SMC Corp./Japan	4,700	853,776
Umicore SA	15,322	848,425
		3,321,306
Environmental Testing & Gas Sensing: 11.8%
Agilent Technologies, Inc.	47,200	1,932,368
ALS, Ltd.	110,356	1,258,871
Ecolab, Inc.	15,500	1,114,450
Horiba, Ltd.	39,200	1,136,910
Thermo Fisher Scientific, Inc.	23,100	1,473,318
		6,915,917
WASTE MANAGEMENT & TECHNOLOGIES: 7.1%
Waste Technology Equipment: 3.2%
China Everbright International, Ltd.	3,674,200	1,884,892
Hazardous Waste Management: 2.2%
Stericycle, Inc. (a)	13,550	1,263,809
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
WASTE MANAGEMENT & TECHNOLOGIES, continued
General Waste Management: 1.7%
Pennon Group PLC	50,838	$518,918
Shanks Group PLC	314,658	453,317
		972,235
ENVIRONMENTAL SUPPORT SERVICES: 1.5%
Environmental Consultancies: 1.5%
Royal Intech NV	37,000	861,722
DIVERSIFIED ENVIRONMENTAL: 6.9%
Diversified Environmental: 6.9%
3M Co.	11,400	1,058,490
Linde AG	9,487	1,659,734
Yingde Gases	1,276,600	1,305,176
		4,023,400
TOTAL COMMON STOCKS (Cost $45,245,049)		54,266,131
REPURCHASE AGREEMENT: 7.1%
State Street Repo, 0.010%, Dated 12/31/12, Due 01/02/13, Proceeds $4,145,829 (collateralized by United States Treasury Note, 0.250%, due 10/15/2015, principal amount
$4,235,000; market value $4,229,706)
TOTAL REPURCHASE AGREEMENT (Cost $4,145,000)	$4,145,000	4,145,000
TOTAL INVESTMENTS: 99.7% (Cost $49,390,049)		58,411,131
OTHER ASSETS AND LIABILITIES— (Net): 0.3%		170,566
NET ASSETS: 100.0%		$58,581,697

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

Pax World Global Environmental Markets Fund, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value

(a)  Non-income producing security.

SUMMARY OF INVESTMENTS BY COUNTRY
Country	Value	Percent of Net Assets
Australia	$1,258,871	2.1%
Belgium	848,425	1.4%
China	1,692,007	2.9%
Finland	851,180	1.5%
France	1,125,277	1.9%
Germany	5,067,226	8.7%
Hong Kong	3,190,068	5.4%
Ireland	1,009,365	1.7%
Japan	4,474,866	7.6%
Netherlands	861,722	1.5%
Philippines	713,861	1.2%
Switzerland	2,566,711	4.4%
Taiwan	1,304,249	2.3%
United Kingdom	6,543,730	11.2%
United States	22,758,573	38.8%
Repurchase Agreement	4,145,000	7.1%
Other assets and liabilities - (Net)	170,566	0.3%
TOTAL	$58,581,697	100.0%

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Statements of Assets and Liabilities

	Balanced Fund	Growth Fund	Small Cap Fund	International Fund
Assets
Investments, at cost—Note A	$1,584,984,220	$110,211,500	$16,262,518	$41,780,148
Investments in unaffiliated issuers, at value—Note A1	$1,870,154,810	$136,712,440	$16,700,882	$45,878,182
Cash	—	—	21,006	31,047
Foreign currency at value (cost $2,302 and $1,798; respectively)	—	—	—	2,306
Cash Collateral for Short Sales	—	—	—	—
Prepaid expenses	5,511	3,460	3,517	1,959
Receivables:
Capital Stock sold	1,620,387	185,622	79,441	312,353
Dividends and interest—Note B	6,318,378	109,629	10,505	87,136
Investment securities sold	—	—	73,610	175,822
Other	33,932	33,007	1,196	23,811
Total Assets	1,878,133,018	137,044,158	16,890,157	46,512,616
Liabilities
Collateral payable upon return of securities loaned, at value	24,234,830	5,917,723	601,253	907,479
Payables:
Capital Stock reacquired	9,114,311	127,241	11,911	32,623
Options written, at value (premiums received $710,770 and $30,642; respectively)	1,252,000	26,015	—	—
Securities sold short (proceeds $2,438,492)	—	—	—	—
Investment securities purchased	10,404,889	240,365	222,890	209,563
Dividend payable—Note A	—	—	—	—
Payable to bank	2,185	1,667	—	—
Accrued expenses:
Investment advisory fees—Note B	782,628	82,543	10,083	31,742
Distribution expense	370,960	26,613	3,341	7,399
Transfer agent fees	425,432	55,285	—	5,627
Printing and other shareholder communication fees	14,996	2,733	48	1,291
Custodian fees	32,001	2,097	288	4,386
Legal and audit fees	70,285	37,960	18,339	23,567
Other accrued expenses	22,154	18,059	22,223	29,901
Total Liabilities	46,726,671	6,538,301	890,376	1,253,578
Net Assets	$1,831,406,347	$130,505,857	$15,999,781	$45,259,038

1Investments in unaffiliated issuers at market value include securities loaned. At December 31, 2012, the Balanced Fund, Growth Fund, Small Cap Fund, International Fund, High Yield Bond Fund and Global Women's Equality Fund had a total market value of securities on loan of $26,806,826; $7,154,494;  $  597,418; $898,683; $31,551,243; and $718,864, respectively.
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

	High Yield Bond Fund	Global Women's Equality Fund	Global Environmental Markets Fund
Assets
Investments, at cost—Note A	$490,248,028	$33,361,925	$49,390,049
Investments in unaffiliated issuers, at value—Note A1	$503,370,363	$35,777,312	$58,411,131
Cash	—	17,545	37,413
Foreign currency at value (cost $2,302 and $1,798; respectively)	—	1,801	—
Cash Collateral for Short Sales	3,032,500	—	—
Prepaid expenses	11,680	1,387	2,189
Receivables:
Capital Stock sold	2,576,952	172,202	257,318
Dividends and interest—Note B	8,514,845	33,155	26,854
Investment securities sold	3,227,898	68,080	—
Other	12,417	19,485	4,598
Total Assets	520,746,655	36,090,967	58,739,503
Liabilities
Collateral payable upon return of securities loaned, at value	32,133,798	720,844	—
Payables:
Capital Stock reacquired	1,031,936	16,833	35,407
Options written, at value (premiums received $710,770 and $30,642; respectively)	—	—	—
Securities sold short (proceeds $2,438,492)	3,016,100	—	—
Investment securities purchased	1,055,611	—	—
Dividend payable—Note A	738,712	—	—
Payable to bank	1,644	—	—
Accrued expenses:
Investment advisory fees—Note B	203,993	22,214	41,990
Distribution expense	69,792	12,049	10,354
Transfer agent fees	87,368	9,598	16,575
Printing and other shareholder communication fees	2,973	897	3,367
Custodian fees	53	1,655	3,550
Legal and audit fees	45,108	18,533	20,300
Other accrued expenses	25,031	6,056	26,263
Total Liabilities	38,412,119	808,679	157,806
Net Assets	$482,334,536	$35,282,288	$58,581,697

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Statements of Assets and Liabilities, continued

	Balanced Fund	Growth Fund	Small Cap Fund	International Fund
Net Assets Represented By
Paid in Capital	$1,545,372,926	$106,416,222	$15,333,075	$47,031,214
Undistributed (distributions in excess of) net investment income	1,666,137	124,790	146,625	(49,232)
Accumulated net realized gain (loss)	(263,986)	(2,540,815)	81,717	(5,821,601)
Net unrealized appreciation (depreciation) of:
Investments	284,629,360	26,505,567	438,364	4,098,034
Foreign currency translation	1,910	93	—	623
Net Assets	$1,831,406,347	$130,505,857	$15,999,781	$45,259,038
Individual Investor Class
Net assets	$1,685,216,900	$123,869,795	$15,447,061	$34,763,892
Capital Shares Outstanding	71,024,083	9,175,141	1,459,709	4,259,545
Net asset value per share	$23.73	$13.50	$10.58	$8.16
Institutional Class
Net assets	$142,848,301	$6,146,661	$441,883	$10,134,601
Capital Shares Outstanding	5,966,347	446,656	41,603	1,237,984
Net asset value per share	$23.94	$13.76	$10.62	$8.19
R Share Class
Net assets	$3,341,146	$489,401	$110,837	$360,545
Capital Shares Outstanding	140,049	36,296	10,534	44,358
Net asset value per share	$23.86	$13.48	$10.52	$8.13

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

	High Yield Bond Fund	Global Women's Equality Fund	Global Environmental Markets Fund
Net Assets Represented By
Paid in Capital	$471,196,406	$35,741,253	$52,118,642
Undistributed (distributions in excess of) net investment income	—	28,270	(672,611)
Accumulated net realized gain (loss)	(1,413,765)	(2,903,156)	(1,885,214)
Net unrealized appreciation (depreciation) of:
Investments	12,544,727	2,415,387	9,021,082
Foreign currency translation	7,168	534	(202)
Net Assets	$482,334,536	$35,282,288	$58,581,697
Individual Investor Class
Net assets	$346,070,596	$33,987,779	$46,392,065
Capital Shares Outstanding	45,948,648	1,923,555	4,697,072
Net asset value per share	$7.53	$17.67	$9.88
Institutional Class
Net assets	$135,381,518	$1,294,509	$10,644,491
Capital Shares Outstanding	18,042,294	73,093	1,073,182
Net asset value per share	$7.50	$17.71	$9.92
R Share Class
Net assets	$882,422		$1,545,141
Capital Shares Outstanding	117,203		157,487
Net asset value per share	$7.53		$9.81

SEE NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2012

Statements of Operations

	Balanced Fund	Growth Fund	Small Cap Fund	International Fund
Investment Income
Income
Dividends (net of foreign withholding tax of $722,621; $59,022; $0; $140,823; $0; $59,013; and $51,390; respectively)	$26,406,489	$2,057,467	$477,595	$1,429,224
Interest	18,178,822	345	76	19
Income from securities lending—Note A	258,473	42,427	2,101	497
Other income	1,907	—	—	—
Total Income	44,845,691	2,100,239	479,772	1,429,740
Expenses
Investment advisory fees—Note B	9,268,538	956,344	115,367	358,565
Distribution expenses—Individual Investor (Note B)	4,263,500	301,882	36,791	82,744
Distribution expenses—R (Note B)	14,893	2,422	389	1,444
Transfer agent fees—Note A	2,286,182	325,257	58,905	84,325
Printing and other shareholder communication fees	209,632	44,179	8,211	13,819
Custodian fees	375,712	33,226	12,211	58,396
Legal fees and related expenses	99,765	16,106	10,645	11,936
Trustees' fees and expenses	140,499	18,586	16,069	17,805
Compliance expense	34,854	11,640	9,988	9,995
Audit fees	74,266	48,027	22,525	29,420
Registration fees	56,644	52,990	43,729	53,704
Other expenses	152,694	11,781	2,464	4,907
Total Expenses	16,977,179	1,822,440	337,294	727,060
Less: Fees paid indirectly—Note E	(382)	(24)	(8)	—
Expenses reimbursed by Advisor—Note B	—	(191,981)	(147,822)	(157,755)
Net expenses	16,976,797	1,630,435	189,464	569,305
Net investment income (loss)	27,868,894	469,804	290,308	860,435
Realized and Unrealized Gain (Loss)—Notes A and C
Net realized gain (loss) on:
Investments (including premium on options exercised)	51,199,670	6,250,031	129,932	(4,915,031)
Closed short positions	—	—	—	—
Option contracts written	548,768	57,989	—	—
Foreign currency transactions	(56,167)	(3,745)	—	(25,899)
Change in unrealized appreciation (depreciation) on:
Investments	117,466,585	8,472,375	1,509,330	8,678,281
Securities sold short	—	—	—	—
Option contracts written	(386,523)	4,627	—	—
Foreign currency translation	14,116	(264)	—	170
Net realized and unrealized gain (loss) on investments and foreign currency	168,786,449	14,781,013	1,639,262	3,737,521
Net increase (decrease) in net assets resulting from operations	$196,655,343	$15,250,817	$1,929,570	$4,597,956

SEE NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2012

	High Yield Bond Fund	Global Women's Equality Fund	Global Environmental Markets Fund
Investment Income
Income
Dividends (net of foreign withholding tax of $722,621; $59,022; $0; $140,823; $0; $59,013; and $51,390; respectively)	$1,003,554	$893,365	$951,761
Interest	38,232,076	10	136
Income from securities lending—Note A	192,160	12,208	—
Other income	—	—	—
Total Income	39,427,790	905,583	951,897
Expenses
Investment advisory fees—Note B	2,408,041	260,429	418,661
Distribution expenses—Individual Investor (Note B)	796,971	82,569	100,454
Distribution expenses—R (Note B)	3,946	—	5,416
Transfer agent fees—Note A	627,096	91,195	116,269
Printing and other shareholder communication fees	99,361	18,275	21,881
Custodian fees	135,054	27,234	43,446
Legal fees and related expenses	32,982	11,591	12,073
Trustees' fees and expenses	43,981	17,570	17,977
Compliance expense	15,040	10,465	9,995
Audit fees	54,920	22,525	25,023
Registration fees	67,316	35,612	55,657
Other expenses	37,153	3,667	4,871
Total Expenses	4,321,861	581,132	831,723
Less: Fees paid indirectly—Note E	(1,372)	—	(8)
Expenses reimbursed by Advisor—Note B	—	(154,823)	(190,889)
Net expenses	4,320,489	426,309	640,826
Net investment income (loss)	35,107,301	479,274	311,071
Realized and Unrealized Gain (Loss)—Notes A and C
Net realized gain (loss) on:
Investments (including premium on options exercised)	5,612,088	(365,082)	(1,192,738)
Closed short positions	(642,835)	—	—
Option contracts written	164,198	—	—
Foreign currency transactions	56,553	(10,516)	(23,005)
Change in unrealized appreciation (depreciation) on:
Investments	21,335,730	4,189,273	8,934,450
Securities sold short	(577,608)	—	—
Option contracts written	(91,198)	—	—
Foreign currency translation	21,772	965	350
Net realized and unrealized gain (loss) on investments and foreign currency	25,878,700	3,814,640	7,719,057
Net increase (decrease) in net assets resulting from operations	$60,986,001	$4,293,914	$8,030,128

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Balanced Fund		Growth Fund
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$27,868,894	$29,479,478	$469,804	$60,715
Net realized gain (loss) on investments and foreign currency transactions	51,692,271	113,950,363	6,304,275	5,984,586
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	117,094,178	(174,162,481)	8,476,738	(9,115,741)
Net increase (decrease) in net assets resulting from operations	196,655,343	(30,732,640)	15,250,817	(3,070,440)
Distributions to shareholders from:
Net investment income
Individual Investor Class	(26,644,451)	(22,939,061)	(224,463)	—
Institutional Class	(2,519,184)	(1,817,242)	(25,537)	—
R Class	(42,153)	(30,145)	—	—
Realized gains
Individual Investor Class	—	—	—	—
Institutional Class	—	—	—	—
R Class	—	—	—	—
Total distributions to shareholders	(29,205,788)	(24,786,448)	(250,000)	—
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	82,311,381	111,076,277	18,259,763	26,879,153
Proceeds from reinvestment of distributions	25,222,367	21,834,562	215,979	—
Cost of shares redeemed	(247,391,587)	(284,638,096)	(20,979,595)	(23,364,765)
Net increase (decrease) from Individual Investor Class transactions	(139,857,839)	(151,727,257)	(2,503,853)	3,514,388
Institutional Class
Proceeds from shares sold	54,184,312	39,211,268	2,797,987	2,261,364
Proceeds from reinvestment of distributions	2,451,548	1,766,114	14,316	—
Cost of shares redeemed	(41,475,192)	(30,957,038)	(2,164,829)	(430,705)
Net increase (decrease) from Institutional Class transactions	15,160,668	10,020,344	647,474	1,830,659
R Class
Proceeds from shares sold	1,195,980	873,247	105,278	501,869
Proceeds from reinvestment of distributions	42,153	30,145	—	—
Cost of shares redeemed	(940,340)	(675,103)	(89,718)	(116,471)
Net increase from R Class transactions	297,793	228,289	15,560	385,398
Net increase (decrease) from capital share transactions	(124,399,378)	(141,478,624)	(1,840,819)	5,730,445
Net increase (decrease) in net assets	43,050,177	(196,997,712)	13,159,998	2,660,005
Net assets
Beginning of period	1,788,356,170	1,985,353,882	117,345,859	114,685,854
End of period (1)	$1,831,406,347	$1,788,356,170	$130,505,857	$117,345,859
(1) Includes undistributed net investment income (loss)	$1,666,137	$3,804,651	$124,790	$(2,062)

SEE NOTES TO FINANCIAL STATEMENTS

	Small Cap Fund		International Fund
	Year Ended 12/31/12	Year Ended 12/31/11	Year End 12/31/12	Year Ended 12/31/11
Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$290,308	$54,521	$860,435	$733,143
Net realized gain (loss) on investments and foreign currency transactions	129,932	1,252,818	(4,940,930)	(796,917)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,509,330	(1,889,554)	8,678,451	(7,136,692)
Net increase (decrease) in net assets resulting from operations	1,929,570	(582,215)	4,597,956	(7,200,466)
Distributions to shareholders from:
Net investment income
Individual Investor Class	(137,834)	(119,152)	(676,847)	(473,796)
Institutional Class	(4,960)	(6,971)	(209,460)	(133,233)
R Class	(806)	(209)	(6,121)	(2,422)
Realized gains
Individual Investor Class	(365,115)	(1,179,696)	—	(45,574)
Institutional Class	(16,430)	(60,255)	—	(11,577)
R Class	(1,885)	(5,034)	—	(259)
Total distributions to shareholders	(527,030)	(1,371,317)	(892,428)	(666,861)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	4,161,618	8,158,670	14,358,062	17,060,784
Proceeds from reinvestment of distributions	447,427	1,191,670	595,845	456,841
Cost of shares redeemed	(3,804,579)	(3,426,304)	(10,784,005)	(6,930,471)
Net increase (decrease) from Individual Investor Class transactions	804,466	5,924,036	4,169,902	10,587,154
Institutional Class
Proceeds from shares sold	184,094	596,347	5,640,179	4,035,864
Proceeds from reinvestment of distributions	5,984	16,187	155,182	97,250
Cost of shares redeemed	(419,477)	(152,219)	(2,562,108)	(2,883,870)
Net increase (decrease) from Institutional Class transactions	(229,399)	460,315	3,233,253	1,249,244
R Class
Proceeds from shares sold	60,931	78,447	169,028	90,562
Proceeds from reinvestment of distributions	2,691	5,244	6,060	2,614
Cost of shares redeemed	(4,441)	(42,074)	(16,359)	(9,689)
Net increase from R Class transactions	59,181	41,617	158,729	83,487
Net increase (decrease) from capital share transactions	634,248	6,425,968	7,561,884	11,919,885
Net increase (decrease) in net assets	2,036,788	4,472,436	11,267,412	4,052,558
Net assets
Beginning of period	13,962,993	9,490,557	33,991,626	29,939,068
End of period (1)	$15,999,781	$13,962,993	$45,259,038	$33,991,626
(1) Includes undistributed net investment income (loss)	$146,625	$—	$(49,232)	$(4,457)

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	High Yield Bond Fund		Global Women's Equality Fund
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$35,107,301	$33,375,931	$479,274	$474,195
Net realized gain (loss) on investments and foreign currency transactions	5,190,004	2,292,576	(375,598)	1,637,214
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	20,688,696	(26,992,006)	4,190,238	(5,714,557)
Net increase (decrease) in net assets resulting from operations	60,986,001	8,676,501	4,293,914	(3,603,148)
Distributions to shareholders from:
Net investment income
Individual Investor Class	(22,915,707)	(22,129,221)	(432,309)	(396,939)
Institutional Class	(12,083,098)	(11,489,017)	(21,739)	(24,923)
R Class		(54,890)	(20,158)
Realized gains
Individual Investor Class	(3,192,189)	(4,699,316)	—	—
Institutional Class	(1,295,428)	(2,526,411)	—	—
R Class		(8,166)	(5,759)
Total distributions to shareholders	(39,549,478)	(40,869,882)	(454,048)	(421,862)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	145,468,598	146,368,763	7,147,631	7,745,020
Proceeds from reinvestment of distributions	19,274,862	20,378,755	389,010	353,731
Cost of shares redeemed	(128,282,545)	(147,285,259)	(10,099,999)	(6,495,352)
Net increase (decrease) from Individual Investor Class transactions	36,460,915	19,462,259	(2,563,358)	1,603,399
Institutional Class
Proceeds from shares sold	59,885,280	83,572,799	249,073	633,763
Proceeds from reinvestment of distributions	8,780,443	9,462,237	15,290	31,371
Cost of shares redeemed	(87,489,724)	(53,528,085)	(2,012,007)	(131,972)
Net increase (decrease) from Institutional Class transactions	(18,824,001)	39,506,951	(1,747,644)	533,162
R Class
Proceeds from shares sold	978,800	490,966
Proceeds from reinvestment of distributions	63,042	25,511
Cost of shares redeemed	(638,583)	(254,777)
Net increase from R Class transactions	403,259	261,700
Net increase (decrease) from capital share transactions	18,040,173	59,230,910	(4,311,002)	2,136,561
Net increase (decrease) in net assets	39,476,696	27,037,529	(471,136)	(1,888,449)
Net assets
Beginning of period	442,857,840	415,820,311	35,753,424	37,641,873
End of period (1)	$482,334,536	$442,857,840	$35,282,288	$35,753,424
(1) Includes undistributed net investment income (loss)	$—	$(188,380)	$28,270	$19,761

SEE NOTES TO FINANCIAL STATEMENTS

	Global Environmental Markets Fund
	Year Ended 12/31/12	Year Ended 12/31/11
Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$311,071	$160,394
Net realized gain (loss) on investments and foreign currency transactions	(1,215,743)	1,130,835
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	8,934,800	(5,466,175)
Net increase (decrease) in net assets resulting from operations	8,030,128	(4,174,946)
Distributions to shareholders from:
Net investment income
Individual Investor Class	(704,168)	—
Institutional Class	(140,921)	—
R Class	(20,398)	—
Realized gains
Individual Investor Class	—	(794,394)
Institutional Class	—	(60,882)
R Class	—	(15,851)
Total distributions to shareholders	(865,487)	(871,127)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	14,187,463	16,263,786
Proceeds from reinvestment of distributions	653,466	767,290
Cost of shares redeemed	(8,145,603)	(7,219,962)
Net increase (decrease) from Individual Investor Class transactions	6,695,326	9,811,114
Institutional Class
Proceeds from shares sold	7,627,313	1,615,592
Proceeds from reinvestment of distributions	113,799	55,347
Cost of shares redeemed	(357,302)	(556,880)
Net increase (decrease) from Institutional Class transactions	7,383,810	1,114,059
R Class
Proceeds from shares sold	848,268	255,325
Proceeds from reinvestment of distributions	20,178	15,520
Cost of shares redeemed	(142,824)	(167,936)
Net increase from R Class transactions	725,622	102,909
Net increase (decrease) from capital share transactions	14,804,758	11,028,082
Net increase (decrease) in net assets	21,969,399	5,982,009
Net assets
Beginning of period	36,612,298	30,630,289
End of period (1)	$58,581,697	$36,612,298
(1) Includes undistributed net investment income (loss)	$(672,611)	$(115,716)

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets—Shares of Beneficial Interest

	Balanced Fund		Growth Fund
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Individual Investor Class
Shares sold	3,557,985	4,882,668	1,396,508	2,114,836
Shares issued in reinvestment of distributions	1,110,730	974,324	15,869	—
Shares redeemed	(10,686,420)	(12,555,762)	(1,604,416)	(1,871,930)
Net increase (decrease) in shares outstanding	(6,017,705)	(6,698,770)	(192,039)	242,906
Institutional Class
Shares sold	2,309,699	1,719,319	210,589	175,244
Shares issued in reinvestment of distributions	106,522	78,281	1,031	—
Shares redeemed	(1,765,217)	(1,378,388)	(165,551)	(34,880)
Net increase (decrease) in shares outstanding	651,004	419,212	46,069	140,364
R Class
Shares sold	51,057	38,881	8,010	40,482
Shares issued in reinvestment of distributions	1,845	1,337	—	—
Shares redeemed	(40,940)	(29,051)	(6,910)	(9,591)
Net increase in shares outstanding	11,962	11,167	1,100	30,891
	High Yield Bond Fund		Global Women's Equality Fund
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Individual Investor Class
Shares sold	19,607,628	19,446,500	410,950	439,301
Shares issued in reinvestment of distributions	2,585,468	2,697,237	24,029	20,776
Shares redeemed	(17,319,264)	(19,334,406)	(589,063)	(381,192)
Net increase (decrease) in shares outstanding	4,873,832	2,809,331	(154,084)	78,885
Institutional Class
Shares sold	8,122,406	10,937,721	14,878	35,091
Shares issued in reinvestment of distributions	1,183,316	1,260,453	933	1,850
Shares redeemed	(11,742,350)	(7,173,539)	(113,370)	(7,831)
Net increase (decrease) in shares outstanding	(2,436,628)	5,024,635	(97,559)	29,110
R Class
Shares sold	131,949	64,577
Shares issued in reinvestment of distributions	8,464	3,427
Shares redeemed	(86,028)	(32,868)
Net increase in shares outstanding	54,385	35,136

SEE NOTES TO FINANCIAL STATEMENTS

	Small Cap Fund		International Fund
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Individual Investor Class
Shares sold	408,470	744,341	1,813,437	1,974,357
Shares issued in reinvestment of distributions	46,240	116,997	80,749	54,723
Shares redeemed	(371,614)	(316,874)	(1,372,668)	(847,135)
Net increase (decrease) in shares outstanding	83,096	544,464	521,518	1,181,945
Institutional Class
Shares sold	18,030	53,097	701,580	452,923
Shares issued in reinvestment of distributions	609	1,541	20,774	11,584
Shares redeemed	(41,796)	(15,730)	(322,853)	(343,844)
Net increase (decrease) in shares outstanding	(23,157)	38,908	399,501	120,663
R Class
Shares sold	5,948	7,046	21,432	10,222
Shares issued in reinvestment of distributions	279	507	827	314
Shares redeemed	(448)	(4,205)	(2,151)	(1,226)
Net increase in shares outstanding	5,779	3,348	20,108	9,310
	Global Environmental Markets Fund
	Year Ended 12/31/12	Year Ended 12/31/11
Individual Investor Class
Shares sold	1,536,841	1,735,134
Shares issued in reinvestment of distributions	69,339	91,564
Shares redeemed	(880,318)	(785,789)
Net increase (decrease) in shares outstanding	725,862	1,040,909
Institutional Class
Shares sold	802,313	171,380
Shares issued in reinvestment of distributions	11,904	6,581
Shares redeemed	(37,937)	(64,385)
Net increase (decrease) in shares outstanding	776,280	113,576
R Class
Shares sold	92,452	27,203
Shares issued in reinvestment of distributions	2,141	1,863
Shares redeemed	(15,662)	(18,525)
Net increase in shares outstanding	78,931	10,541

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Financial Highlights

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income (loss)[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Redemption Fees
Balanced Fund
Individual Investor Class
Year Ended December 31, 2012	$21.67	$0.34	$2.09	$2.43	$0.37	$—	$—	$0.37	$—
Year Ended December 31, 2011	22.36	0.34	(0.74)	(0.40)	0.29	—	—	0.29	—
Year Ended December 31, 2010	20.30	0.32	2.06	2.38	0.32	—	0.00[7]	0.32	—
Year Ended December 31, 2009	17.00	0.31	3.30	3.61	0.31	—	—	0.31	—
Year Ended December 31, 2008	25.31	0.41	(8.08)	(7.67)	0.40	0.24	—	0.64	—
Institutional Class
Year Ended December 31, 2012	$21.86	$0.41	$2.10	$2.51	$0.43	$—	$—	$0.43	$—
Year Ended December 31, 2011	22.56	0.40	(0.75)	(0.35)	0.35	—	—	0.35	—
Year Ended December 31, 2010	20.47	0.37	2.09	2.46	0.37	—	0.00[7]	0.37	—
Year Ended December 31, 2009	17.14	0.36	3.33	3.69	0.36	—	—	0.36	—
Year Ended December 31, 2008	25.53	0.45	(8.14)	(7.69)	0.33	0.24	—	0.70	—
R Class
Year Ended December 31, 2012	$21.79	$0.29	$2.10	$2.39	$0.32	$—	$—	$0.32	$—
Year Ended December 31, 2011	22.49	0.29	(0.76)	(0.47)	0.23	—	—	0.23	—
Year Ended December 31, 2010	20.42	0.28	2.07	2.35	0.28	—	0.00[7]	0.28	—
Year Ended December 31, 2009	17.13	0.25	3.34	3.59	0.30	—	—	0.30	—
Year Ended December 31, 2008	25.59	0.31	(8.12)	(7.81)	0.41	0.24	—	0.65	—
Growth Fund
Individual Investor Class
Year Ended December 31, 2012	$11.96	$0.05	$1.51	$1.56	$0.02	$—	$—	$0.02	$—
Year Ended December 31, 2011	12.21	—	(0.25)	(0.25)	—	—	—	—	—
Year Ended December 31, 2010	9.99	(0.03)	2.25	2.22	—	—	—	—	—
Year Ended December 31, 2009	7.19	(0.01)	2.81	2.80	—	—	—	—	—
Year Ended December 31, 2008	12.56	—	(5.12)	(5.12)	—	0.25	—	0.25	—
Institutional Class
Year Ended December 31, 2012	$12.19	$0.08	$1.56	$1.64	$0.07	$—	$—	$0.07	$—
Year Ended December 31, 2011	12.41	0.04	(0.26)	(0.22)	—	—	—	—	—
Year Ended December 31, 2010	10.13	—	2.28	2.28	—	—	—	—	—
Year Ended December 31, 2009	7.27	0.01[6]	2.85	2.86	—	—	—	—	—
Year Ended December 31, 2008	12.68	0.02	(5.18)	(5.16)	—	0.25	—	0.25	—
R Class
Year Ended December 31, 2012	$11.95	$0.01	$1.52	$1.53	$—	$—	$—	$—	$—
Year Ended December 31, 2011	12.24	(0.02)[6]	(0.27)	(0.29)	—	—	—	—	—
Year Ended December 31, 2010	10.04	(0.05)	2.25	2.20	—	—	—	—	—
Year Ended December 31, 2009	7.24	(0.03)	2.83	2.80	—	—	—	—	—
Year Ended December 31, 2008	12.66	(0.03)	(5.14)	(5.17)	—	0.25	—	0.25	—

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized.

5  For the purpose of calculating the turnover ratio for the Balanced Fund, transactions related to the Value Fund merger have been excluded.

6  The amount shown for a share outstanding does not correspond with the aggregate net investment income for the period due to the timing of sales and repurchases of the shares in relation to fluctuating market value of the investments of the Fund.

7  Rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

				Ratios to average net assets[3]
	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses excluding custody credits	Net investment income (loss)	Net expenses including custody credits and waivers	Total expenses excluding custody credits and waivers	Portfolio Turnover[4]
Balanced Fund
Individual Investor Class
Year Ended December 31, 2012	$23.73	11.28%	$1,685,217	0.94%	1.50%	0.94%	0.94%	31%
Year Ended December 31, 2011	21.67	(1.83%)	1,669,361	0.95%	1.51%	0.95%	0.95%	38%
Year Ended December 31, 2010	22.36	11.83%	1,872,287	0.96%	1.55%	0.96%	0.96%	36%
Year Ended December 31, 2009	20.30	21.41%	1,834,274	0.98%	1.70%	0.98%	0.98%	43%[5]
Year Ended December 31, 2008	17.00	(30.72%)	1,612,529	0.95%	1.85%	0.95%	0.95%	54%
Institutional Class
Year Ended December 31, 2012	$23.94	11.56%	$142,848	0.69%	1.75%	0.69%	0.69%	31%
Year Ended December 31, 2011	21.86	(1.61%)	116,204	0.70%	1.77%	0.70%	0.70%	38%
Year Ended December 31, 2010	22.56	12.16%	110,437	0.71%	1.81%	0.71%	0.71%	36%
Year Ended December 31, 2009	20.47	21.70%	101,791	0.73%	1.94%	0.73%	0.73%	43%[5]
Year Ended December 31, 2008	17.14	(30.58%)	66,355	0.70%	2.10%	0.71%	0.70%	54%
R Class
Year Ended December 31, 2012	$23.86	11.02%	$3,341	1.19%	1.25%	1.19%	1.19%	31%
Year Ended December 31, 2011	21.79	(2.09%)	2,791	1.20%	1.27%	1.20%	1.20%	38%
Year Ended December 31, 2010	22.49	11.58%	2,629	1.21%	1.36%	1.21%	1.21%	36%
Year Ended December 31, 2009	20.42	21.14%	1,799	1.23%	1.30%	1.23%	1.23%	43%[5]
Year Ended December 31, 2008	17.13	(30.96%)	57	1.20%	1.60%	1.20%	1.20%	54%
Growth Fund
Individual Investor Class
Year Ended December 31, 2012	$13.50	13.08%	$123,870	1.29%	0.36%	1.29%	1.44%	21%
Year Ended December 31, 2011	11.96	(2.05%)	112,042	1.32%	0.04%	1.32%	1.47%	20%
Year Ended December 31, 2010	12.21	22.22%	111,403	1.41%	(0.28%)	1.41%	1.57%	25%
Year Ended December 31, 2009	9.99	38.94%	94,306	1.45%	(0.08%)	1.45%	1.78%	39%
Year Ended December 31, 2008	7.19	(41.52%)	66,493	1.46%	(0.01%)	1.46%	1.67%	51%
Institutional Class
Year Ended December 31, 2012	$13.76	13.35%	$6,147	1.04%	0.63%	1.04%	1.19%	21%
Year Ended December 31, 2011	12.19	(1.77%)	4,883	1.07%	0.31%	1.07%	1.22%	20%
Year Ended December 31, 2010	12.41	22.51%	3,231	1.16%	(0.04%)	1.16%	1.32%	25%
Year Ended December 31, 2009	10.13	39.34%	2,856	1.20%	0.16%	1.20%	1.53%	39%
Year Ended December 31, 2008	7.27	(41.44%)	3,042	1.21%	0.24%	1.21%	1.41%	51%
R Class
Year Ended December 31, 2012	$13.48	12.80%	$489	1.54%	0.11%	1.54%	1.69%	21%
Year Ended December 31, 2011	11.95	(2.37%)	421	1.57%	(0.13%)	1.57%	1.72%	20%
Year Ended December 31, 2010	12.24	21.91%	53	1.66%	(0.49%)	1.66%	1.82%	25%
Year Ended December 31, 2009	10.04	38.67%	4	1.70%	(0.37%)	1.70%	2.03%	39%
Year Ended December 31, 2008	7.24	(41.58%)	2	1.71%	(0.26%)	1.71%	1.91%	51%

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Financial Highlights, continued

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)[1]	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Redemption Fees
Small Cap Fund
Individual Investor Class
Year Ended December 31, 2012	$9.65	$0.19	$1.09	$1.28	$0.10	$0.25	$—	$0.35	$—
Year Ended December 31, 2011	11.05	0.04	(0.39)	(0.35)	0.09	0.96	—	1.05	—
Year Ended December 31, 2010	9.29	0.08	2.46	2.54	0.07	0.71	—	0.78	—
Year Ended December 31, 2009	6.78	(0.03)	2.54	2.51	—	—	—	—	—
Period Ended December 31, 2008[5]	10.00	0.01	(3.22)	(3.21)	0.01	—	—	0.01	—
Institutional Class
Year Ended December 31, 2012	$9.69	$0.17	$1.13	$1.30	$0.12	$0.25	$—	$0.37	$—
Year Ended December 31, 2011	11.08	0.07	(0.38)	(0.31)	0.12	0.96	—	1.08	—
Year Ended December 31, 2010	9.31	0.15	2.42	2.57	0.09	0.71	—	0.80	—
Year Ended December 31, 2009	6.78	(0.02)	2.56	2.54	0.01	—	—	0.01	—
Period Ended December 31, 2008[5]	10.00	0.03	(3.22)	(3.19)	0.03	—	—	0.03	—
R Class
Year Ended December 31, 2012	$9.61	$0.21	$1.03	$1.24	$0.08	$0.25	$—	$0.33	$—
Year Ended December 31, 2011	10.99	0.02	(0.39)	(0.37)	0.05	0.96	—	1.01	—
Year Ended December 31, 2010	9.26	0.16	2.35	2.73	0.07	0.71	—	0.78	—
Year Ended December 31, 2009	6.78	(0.05)	2.53	2.48	—	—	—	—	—
Period Ended December 31, 2008[5]	10.00	—	(3.22)	(3.22)	—	—	—	—	—
International Fund
Individual Investor Class
Year Ended December 31, 2012	$7.38	$0.15	$0.79	$0.94	$0.16	$—	$—	$0.16	$—
Year Ended December 31, 2011	9.10	0.18	(1.75)	(1.57)	0.14	—	—	0.15	—
Year Ended December 31, 2010	8.51	0.10	0.60	0.70	0.11	—	—	0.11	—
Year Ended December 31, 2009	6.19	0.06	2.34	2.40	0.07	—	0.01	0.08	—
Period Ended December 31, 2008[5]	10.00	0.13	(3.86)	(3.73)	0.08	—	—	0.08	—
Institutional Class
Year Ended December 31, 2012	$7.41	$0.17	$0.79	$0.96	$0.18	$—	$—	$0.18	$—
Year Ended December 31, 2011	9.12	0.20	(1.74)	(1.54)	0.16	0.01	—	0.17	—
Year Ended December 31, 2010	8.53	0.12	0.60	0.72	0.13	—	—	0.13	—
Year Ended December 31, 2009	6.19	—	2.44	2.44	0.09	—	0.01	0.10	—
Period Ended December 31, 2008[5]	10.00	0.15	(3.87)	(3.72)	0.09	—	—	0.09	—
R Class
Year Ended December 31, 2012	$7.36	$0.14	$0.77	$0.91	$0.14	$—	$—	$0.14	$—
Year Ended December 31, 2011	9.07	0.15	(1.73)	(1.58)	0.12	0.01	—	0.13	—
Year Ended December 31, 2010	8.50	0.08	0.60	0.68	0.11	—	—	0.11	—
Year Ended December 31, 2009	6.20	0.07	2.31	2.38	0.07	—	0.01	0.08	—
Period Ended December 31, 2008[5]	10.00	0.12	(3.86)	(3.74)	0.06	—	—	0.06	—

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized.

5  Per share data for all classes of the Fund is reflected from Fund inception date of March 27, 2008.
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

				Ratios to average net assets[3]
	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses excluding custody credits	Net investment income	Net expenses including custody credits and waivers	Total expenses excluding custody credits and waivers	Portfolio Turnover[4]
Small Cap Fund
Individual Investor Class
Year Ended December 31, 2012	$10.58	13.55%	$15,447	1.24%	1.89%	1.24%	2.20%	166%
Year Ended December 31, 2011	9.65	(3.50%)	13,290	1.24%	0.40%	1.24%	2.71%	161%
Year Ended December 31, 2010	11.05	30.17%	9,192	1.24%	0.80%	1.24%	4.47%	179%
Year Ended December 31, 2009	9.29	37.02%	3,266	1.24%	(0.41%)	1.24%	12.09%	201%
Period Ended December 31, 2008[5]	6.78	(32.07%)	1,140	1.25%	0.22%	1.24%	14.13%	109%
Institutional Class
Year Ended December 31, 2012	$10.62	13.75%	$442	0.99%	1.69%	0.99%	1.95%	166%
Year Ended December 31, 2011	9.69	(3.17%)	627	0.99%	0.67%	0.99%	2.46%	161%
Year Ended December 31, 2010	11.08	30.44%	283	0.99%	1.41%	0.99%	4.22%	179%
Year Ended December 31, 2009	9.31	37.44%	37	0.99%	(0.27%)	0.99%	11.84%	201%
Period Ended December 31, 2008[5]	6.78	(31.92%)	1	1.00%	0.47%	0.99%	13.88%	109%
R Class
Year Ended December 31, 2012	$10.52	13.24%	$111	1.49%	2.12%	1.49%	2.45%	166%
Year Ended December 31, 2011	9.61	(3.74%)	46	1.49%	0.15%	1.49%	2.96%	161%
Year Ended December 31, 2010	10.99	29.94%	15	1.49%	1.62%	1.49%	4.72%	179%
Year Ended December 31, 2009	9.26	36.58%	4	1.49%	(0.62%)	1.49%	12.34%	201%
Period Ended December 31, 2008[5]	6.78	(32.20%)	1	1.50%	(0.03%)	1.49%	14.38%	109%
International Fund
Individual Investor Class
Year Ended December 31, 2012	$8.16	12.91%	$34,764	1.40%	1.98%	1.40%	1.77%	43%
Year Ended December 31, 2011	7.38	(17.43%)	27,603	1.40%	2.07%	1.40%	1.95%	34%
Year Ended December 31, 2010	9.10	8.37%	23,254	1.40%	1.25%	1.40%	2.55%	41%
Year Ended December 31, 2009	8.51	39.14%	9,768	1.40%	0.83%	1.40%	7.35%	23%
Period Ended December 31, 2008[5]	6.19	(37.26%)	2,087	1.40%	2.08%	1.40%	11.81%	26%
Institutional Class
Year Ended December 31, 2012	$8.19	13.14%	$10,135	1.15%	2.25%	1.15%	1.52%	43%
Year Ended December 31, 2011	7.41	(17.08%)	6,210	1.15%	2.32%	1.15%	1.70%	34%
Year Ended December 31, 2010	9.12	8.57%	6,549	1.15%	1.43%	1.15%	2.30%	41%
Year Ended December 31, 2009	8.53	39.70%	2,033	1.15%	0.01%	1.15%	7.10%	23%
Period Ended December 31, 2008[5]	6.19	(37.13%)	1	1.15%	2.33%	1.15%	11.56%	26%
R Class
Year Ended December 31, 2012	$8.13	12.61%	$361	1.65%	1.79%	1.65%	2.02%	43%
Year Ended December 31, 2011	7.36	(17.56%)	178	1.65%	1.74%	1.65%	2.20%	34%
Year Ended December 31, 2010	9.07	8.10%	136	1.65%	0.90%	1.65%	2.80%	41%
Year Ended December 31, 2009	8.50	38.65%	14	1.65%	0.96%	1.65%	7.60%	23%
Period Ended December 31, 2008[5]	6.20	(37.43%)	1	1.65%	1.83%	1.65%	12.06%	26%

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Financial Highlights, continued

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)[1]	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Redemption Fees
High Yield Bond Fund
Individual Investor Class
Year Ended December 31, 2012	$7.20	$0.53	$0.40	$0.93	$0.53	$0.07	$—	$0.60	$—
Year Ended December 31, 2011	7.74	0.57	(0.41)	0.16	0.58	0.12	—	0.70	—
Year Ended December 31, 2010	7.74	0.66	0.10	0.76	0.65	0.11	—	0.76	—
Year Ended December 31, 2009	6.10	0.64	1.64	2.28	0.64	—	—	0.64	—
Year Ended December 31, 2008	8.37	0.59	(2.22)	(1.63)	0.63	0.01	—	0.64	—[6]
Institutional Class
Year Ended December 31, 2012	$7.17	$0.55	$0.40	$0.95	$0.55	$0.07	$—	$0.62	$—
Year Ended December 31, 2011	7.72	0.59	(0.43)	0.16	0.59	0.12	—	0.71	—
Year Ended December 31, 2010	7.70	0.67	0.13	0.80	0.67	0.11	—	0.78	—
Year Ended December 31, 2009	6.08	0.65	1.62	2.27	0.65	—	—	0.65	—
Year Ended December 31, 2008	8.34	0.61	(2.22)	(1.61)	0.64	0.01	—	0.65	—[6]
R Class
Year Ended December 31, 2012	$7.19	$0.52	$0.41	$0.93	$0.52	$0.07	$—	$0.59	$—
Year Ended December 31, 2011	7.72	0.55	(0.40)	0.15	0.56	0.12	—	0.68	—
Year Ended December 31, 2010	7.71	0.63	0.12	0.75	0.63	0.11	—	0.74	—
Year Ended December 31, 2009	6.08	0.63	1.62	2.25	0.62	—	—	0.62	—
Year Ended December 31, 2008	8.34	0.51	(2.16)	(1.65)	0.60	0.01	—	0.61	—
Global Women's Equality Fund
Individual Investor Class
Year Ended December 31, 2012	$15.90	$0.23	$1.76	$1.99	$0.22	$—	$—	$0.22	$—
Year Ended December 31, 2011	17.58	0.21	(1.71)	(1.50)	0.18	—	—	0.18	—
Year Ended December 31, 2010	15.99	0.10	1.58	1.68	0.09	—	—	0.09	—
Year Ended December 31, 2009	12.79	0.08	3.20	3.28	0.08	—	0.00[5]	0.08	—
Year Ended December 31, 2008	22.01	0.13	(8.62)	(8.49)	0.13	0.60	—	0.73	—
Institutional Class
Year Ended December 31, 2012	$15.94	$0.27	$1.77	$2.04	$0.27	$—	$—	$0.27	$—
Year Ended December 31, 2011	17.62	0.25	(1.71)	(1.46)	0.22	—	—	0.22	—
Year Ended December 31, 2010	16.03	0.14	1.58	1.72	0.13	—	—	0.13	—
Year Ended December 31, 2009	12.80	0.12	3.20	3.32	0.09	—	0.00[5]	0.09	—
Year Ended December 31, 2008	22.03	0.18	(8.63)	(8.45)	0.18	0.60	—	0.78	—

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized.

5  Rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS

				Ratios to average net assets[3]
	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses excluding custody credits	Net investment income	Net expenses including custody credits and waivers	Total expenses excluding custody credits and waivers	Portfolio Turnover[4]
High Yield Bond Fund
Individual Investor Class
Year Ended December 31, 2012	$7.53	13.41%	$346,071	0.98%	7.20%	0.98%	0.98%	73%
Year Ended December 31, 2011	7.20	2.00%	295,597	0.97%	7.54%	0.97%	0.97%	49%
Year Ended December 31, 2010	7.74	10.35%	296,349	0.99%	8.45%	0.99%	0.99%	70%
Year Ended December 31, 2009	7.74	38.70%	298,915	0.97%	8.88%	0.97%	1.04%	58%
Year Ended December 31, 2008	6.10	(20.61%)	92,187	0.99%	7.82%	0.99%	1.19%	29%
Institutional Class
Year Ended December 31, 2012	$7.50	13.72%	$135,382	0.73%	7.46%	0.73%	0.73%	73%
Year Ended December 31, 2011	7.17	2.10%	146,810	0.72%	7.78%	0.72%	0.72%	49%
Year Ended December 31, 2010	7.72	10.92%	119,258	0.74%	8.70%	0.74%	0.74%	70%
Year Ended December 31, 2009	7.70	38.78%	91,606	0.72%	9.12%	0.72%	0.79%	58%
Year Ended December 31, 2008	6.08	(20.38%)	23,646	0.74%	8.07%	0.74%	0.94%	29%
R Class
Year Ended December 31, 2012	$7.53	13.29%	$882	1.23%	6.96%	1.23%	1.23%	73%
Year Ended December 31, 2011	7.19	1.87%	452	1.22%	7.30%	1.22%	1.22%	49%
Year Ended December 31, 2010	7.72	10.23%	214	1.24%	8.21%	1.24%	1.24%	70%
Year Ended December 31, 2009	7.71	38.27%	106	1.22%	8.52%	1.22%	1.29%	58%
Year Ended December 31, 2008	6.08	(20.91%)	4	1.24%	7.57%	1.24%	1.44%	29%
Global Women's Equality Fund
Individual Investor Class
Year Ended December 31, 2012	$17.67	12.67%	$33,988	1.24%	1.37%	1.24%	1.69%	35%
Year Ended December 31, 2011	15.90	(8.60%)	33,034	1.24%	1.20%	1.24%	1.68%	114%
Year Ended December 31, 2010	17.58	10.54%	35,147	1.24%	0.63%	1.24%	1.90%	116%
Year Ended December 31, 2009	15.99	25.76%	29,537	1.24%	0.58%	1.24%	2.04%	94%
Year Ended December 31, 2008	12.79	(39.69%)	23,984	1.24%	0.71%	1.24%	1.82%	78%
Institutional Class
Year Ended December 31, 2012	$17.71	12.92%	$1,295	0.99%	1.56%	0.99%	1.44%	35%
Year Ended December 31, 2011	15.94	(8.35%)	2,719	0.99%	1.47%	0.99%	1.43%	114%
Year Ended December 31, 2010	17.62	10.78%	2,495	0.99%	0.86%	0.99%	1.65%	116%
Year Ended December 31, 2009	16.03	26.11%	2,518	0.99%	0.86%	0.99%	1.79%	94%
Year Ended December 31, 2008	12.80	(39.52%)	2,279	0.99%	0.96%	0.99%	1.57%	78%

December 31, 2012

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Financial Highlights, continued

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)[1]	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Redemption Fees
Global Environmental Markets Fund
Individual Investor Class
Year Ended December 31, 2012	$8.42	$0.06	$1.55	$1.61	$0.15	$—	$—	$0.15	$—
Year Ended December 31 , 2011	9.63	0.04	(1.04)	(1.00)	—	0.21	—	0.21	—
Year Ended December 31, 2010	8.69	0.01	0.96	0.97	0.03	—	—	0.03	—
Year Ended December 31, 2009	6.38	0.03	2.36	2.39	0.08	—	—	0.08	—
Period Ended December 31, 2008[5]	10.00	0.02	(3.61)	(3.59)	0.03	—	—	0.03	—
Institutional Class
Year Ended December 31, 2012	$8.46	$0.08	$1.56	$1.64	$0.18	$—	$—	$0.18	$—
Year Ended December 31 , 2011	9.64	0.07	(1.04)	(0.97)	—	0.21	—	0.21	—
Year Ended December 31, 2010	8.69	0.03	0.97	1.00	0.05	—	—	0.05	—
Year Ended December 31, 2009	6.38	0.04	2.37	2.41	0.10	—	—	0.10	—
Period Ended December 31, 2008[5]	10.00	0.03	(3.61)	(3.58)	0.04	—	—	0.04	—
R Class
Year Ended December 31, 2012	$8.37	$0.04	$1.54	$1.58	$0.14	$—	$—	$0.14	$—
Year Ended December 31 , 2011	9.60	0.02	(1.04)	(1.02)	—	0.21	—	0.21	—
Year Ended December 31, 2010	8.66	(0.02)[6]	0.97	0.95	0.01	—	—	0.01	—
Year Ended December 31, 2009	6.37	(0.01)[6]	2.37	2.36	0.07	—	—	0.07	—
Period Ended December 31, 2008[5]	10.00	—	(3.61)	(3.61)	0.02	—	—	0.02	—

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized

5  Per share data for all classes of the Fund is reflected from Fund inception date of March 27, 2008.

6  The amount shown for a share outstanding does not correspond with the aggregate new investment income for the period due to the timing of sales and repurchases of the shares in relation to fluctuating market values of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

				Ratios to average net assets[3]
	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses excluding custody credits	Net investment income	Net expenses including custody credits and waivers	Total expenses excluding custody credits and waivers	Portfolio Turnover[4]
Global Environmental Markets Fund
Individual Investor Class
Year Ended December 31, 2012	$9.88	19.27%	$46,392	1.40%	0.64%	1.40%	1.81%	46%
Year Ended December 31 , 2011	8.42	(10.39%)	33,444	1.40%	0.44%	1.40%	1.99%	79%
Year Ended December 31, 2010	9.63	11.20%	28,210	1.40%	0.09%	1.40%	2.38%	62%
Year Ended December 31, 2009	8.69	37.52%	17,765	1.40%	0.35%	1.40%	3.78%	81%
Period Ended December 31, 2008[5]	6.38	(35.92%)	5,999	1.40%	0.27%	1.40%	6.25%	28%
Institutional Class
Year Ended December 31, 2012	$9.92	19.47%	$10,644	1.15%	0.90%	1.15%	1.56%	46%
Year Ended December 31 , 2011	8.46	(10.07%)	2,511	1.15%	0.73%	1.15%	1.74%	79%
Year Ended December 31, 2010	9.64	11.56%	1,767	1.15%	0.32%	1.15%	2.13%	62%
Year Ended December 31, 2009	8.69	37.79%	404	1.15%	0.56%	1.15%	3.53%	81%
Period Ended December 31, 2008[5]	6.38	(35.83%)	5	1.15%	0.52%	1.15%	6.00%	28%
R Class
Year Ended December 31, 2012	$9.81	18.95%	$1,545	1.65%	0.42%	1.65%	2.06%	46%
Year Ended December 31 , 2011	8.37	(10.63%)	658	1.65%	0.18%	1.65%	2.24%	79%
Year Ended December 31, 2010	9.60	11.01%	653	1.65%	(0.18%)	1.65%	2.63%	62%
Year Ended December 31, 2009	8.66	37.16%	371	1.65%	(0.17%)	1.65%	4.03%	81%
Period Ended December 31, 2008[5]	6.37	(36.12%)	30	1.65%	0.02%	1.65%	6.50%	28%

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Notes to Financial Statements

Pax World Funds Series Trust I

NOTE A—Organization and Summary of Significant Accounting Policies

Organization Pax World Funds Series Trust I (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts on May 25, 2006. As of December 31, 2012, the Trust offered eleven investment funds.

These financial statements relate only to the Pax World Balanced Fund (the "Balanced Fund"), Pax World Growth Fund (the "Growth Fund"), Pax World Small Cap Fund (the "Small Cap Fund"), Pax World International Fund (the "International Fund"), Pax World High Yield Bond Fund (the "High Yield Bond Fund"), Pax World Global Women's Equality Fund (the "Global Women's Equality Fund"), and Pax World Global Environmental Markets Fund (the "Global Environmental Markets Fund") (each a "Fund", collectively, the "Funds"), each a diversified series of the Trust.

With the exception of the Global Women's Equality Fund, each Fund has three classes of shares—Individual Investor Shares, Institutional Shares and R Class Shares. Global Women's Equality Fund has Individual Investor Shares and Institutional Shares. All share classes of the Funds have the same rights and privileges.

The Funds seek to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. The Funds avoid investing in companies that their investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.

The Balanced Fund's primary investment objective is to seek income and conservation of principal. As a secondary investment objective, the Fund seeks long-term growth of capital. The Fund seeks to achieve its investment objective by investing approximately 60% of its assets in equity securities (such as common stocks, preferred stocks and equity securities convertible into common or preferred stocks) and 40% of the assets in debt securities (including but not limited to debt securities convertible into equity securities).

December 31, 2012

The Growth Fund's investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stock, preferred stock and securities convertible into common stock and preferred stock) of companies that the Adviser believes have above-average growth prospects.

The Small Cap Fund's investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks and securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization.

The International Fund's investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stock, preferred stocks and securities convertible into common or preferred stocks) of non-U.S. issuers.

The High Yield Bond Fund's primary investment objective is to seek high current income. As a secondary objective, the High Yield Bond Fund seeks capital appreciation. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its total assets in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB- by Standard & Poor's Ratings Group or below Baa3 by Moody's Investors Service and other fixed income securities that, are, in the opinion of the Adviser, of comparable quality (commonly referred to as "junk bonds").

The Global Women's Equality Fund's investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world, including at least 40% of its net assets in the securities of non-U.S. issuers.

The Global Environmental Markets Fund's investment objective is to seek long-term growth of capital by investing in companies whose businesses and technologies focus on mitigating the environmental impacts of commerce. Under normal market conditions the Fund will primarily invest in equity securities (such as common stocks, preferred stocks and securities convertible

December 31, 2012

Notes to Financial Statements, continued

into common or preferred stocks) of companies located around the world including at least 40% of its net assets in the securities of non-U.S. issuers.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects this risk of loss to be remote.

Accounting Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments For purposes of calculating the net asset value ("NAV"), determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the "NYSE Close") on the New York Stock Exchange ("NYSE") on each day (a "Business Day") that the NYSE is open for trading, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. U.S. fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

For the purpose of these financial statements, fair values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

December 31, 2012

Investments denominated in currencies other than the U.S. dollar are converted to U.S. dollars using daily exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds' investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so called "evaluated pricing"). The Board has delegated to the Adviser's Best Execution and Valuation Committee the day-to-day responsibility for making evaluated pricing determinations with respect to Fund holdings. The Best Execution and Valuation Committee is comprised of representatives of the Adviser, including several members of the Portfolio Management team, the Director of Trading, the Chief Compliance Officer and the Chief Financial Officer. One of the functions of the Best Execution and Valuation Committee is to value securities where current and reliable market quotations are not readily available. The Committee meets periodically and reports to the Board at each quarterly meeting regarding any securities for which evaluated pricing was employed during the previous quarter. All actions taken by the Best Execution and Valuation Committee are reviewed and ratified by the Board.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. Various factors may be considered in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time at which Funds' net asset value is determined; and changes in overall market conditions. At December 31, 2012, five securities were fair valued in good faith pursuant to policies and procedures approved

December 31, 2012

Notes to Financial Statements, continued

by the Board of Trustees. The Balanced Fund held two securities fair valued at $2,255,588 representing 0.12% of the Fund's net asset value, the High Yield Bond Fund held two securities fair valued at $0, representing 0.00% of the Fund's net asset value, and the International Fund held one security fair valued at $25,557 representing 0.06% of the Fund's net asset value.

For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds' fair value pricing procedures require the Funds to consider changes in the fair value of non-U.S. securities between the time of the closing of the local market's exchange and the close of the NYSE. Generally, if there has been a movement in the U.S. market that exceeds a specified threshold, the Funds will assess whether the closing price on the local exchange is still appropriate. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds' fair value pricing procedures may differ from recent market prices for the investment.

Fair Value Measurements Fair value is defined as the price that the Fund would receive upon selling an investment in orderly transaction between market participants. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability

December 31, 2012

developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a general summary of valuation inputs and classifications for different categories of securities.

Equity Securities Equity securities, including common stocks , preferred stocks and exchange-traded funds, for which market quotations are readily available, valued at the last reported sale price or official closing price as reported by an independent pricing service, are generally categorized as Level 1 in the hierarchy. Non-U.S. equity securities may also be valued at official close, or may be valued based on the fair value pricing procedures noted above. When third-party fair value pricing of foreign securities methods are applied, they are generally categorized as Level 2. To the extent that inputs for equity securities are unobservable, values are categorized as Level 3 in the hierarchy.

Fixed Income Securities Fixed income securities, including corporate Bonds (both investment-grade and high-yield), U.S. Treasury Obligations, Government Bonds, Mortgage-Backed and Asset-Backed Securities and Municipal Bonds, are valued at evaluated prices received from independent pricing services, which are evaluated using various inputs and techniques which may include trade activity, broker-dealer quotes, yield curves, coupon rates, default rates, cash flows, models and other inputs, and are generally categorized as Level 2 in the hierarchy. To the extent that inputs for fixed income securities are unobservable, values are categorized as Level 3 in the hierarchy.

Mutual Fund Investments Investments in mutual funds are valued at the Funds' closing net asset value and are generally categorized as Level 1.

Short-term Investments Short-term securities, including repurchase agreements, with remaining maturities of 60 days or less, which are valued at amortized cost, are generally categorized as Level 2 in the hierarchy.

Option Contracts Options on equity securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service, and are generally categorized as Level 1 in the hierarchy.

December 31, 2012

Notes to Financial Statements, continued

The following is a summary of the inputs used to value the Funds' net assets as of December 31, 2012:

	Level 1	Level 2	Level 3	Totals
Balanced
Common Stocks—Domestic	$1,046,469,707	$—	$—	$1,046,469,707
Common Stocks—Foreign	216,665,099	25,481,868	—	242,146,967
Exchange Traded Funds	8,553,294	—	—	8,553,294
Community Investment Notes	—	3,000,000	2,255,588	5,255,588
Corporate Bonds	—	217,611,021	—	217,611,021
U.S. Govt Agency Bonds	—	112,092,376	—	112,092,376
Government Bonds	—	14,464,833	—	14,464,833
Municipal Bonds	—	12,855,392	—	12,855,392
U.S. Treasury Notes	—	44,834,502	—	44,834,502
Mortgage-Backed Securities	—	127,546,084	—	127,546,084
Cash Equivalents	24,499,976	13,825,070	—	38,325,046
Equity Call/Put Options Written	(1,252,000)	—	—	(1,252,000)
Total	$1,294,936,076	$571,711,146	$2,255,588	$1,868,902,810
Growth
Common Stocks—Domestic	$111,023,475	$—	$—	$111,023,475
Common Stocks—Foreign	14,433,298	3,182,944	—	17,616,242
Cash Equivalents	5,917,723	2,155,000	—	8,072,723
Equity Call/Put Options Written	(26,015)	—	—	(26,015)
Total	$131,348,481	$5,337,944	$—	$136,686,425
Small Cap
Common Stocks—Domestic	$15,161,233	$—	$—	$15,161,233
Common Stocks—Foreign	400,396	—	—	400,396
Cash Equivalents	601,253	538,000	—	1,139,253
Total	$16,162,882	$538,000	$—	$16,700,882
International
Common Stocks—Foreign	$12,017,963	$31,732,648	$25,557	$43,776,168
Rights	26,967	—	—	26,967
Exchange Traded Funds	1,093,568	—	—	1,093,568
Cash Equivalents	907,479	74,000	—	981,479
Total	$14,045,977	$31,806,648	$25,557	$45,878,182

December 31, 2012

	Level 1	Level 2	Level 3	Totals
High Yield Bond
Common Stocks—Domestic	$4,863,109	$—	$—	$4,863,109
Preferred Stocks	4,765,200	—	—	4,765,200
Exchange Traded Funds	18,761,970	—	—	18,761,970
Corporate Bonds	—	424,717,596	0	424,717,596
Loans	—	5,056,078	—	5,056,078
Warrants	—	—	0	0
Cash Equivalents	32,133,798	13,072,612	—	45,206,410
Securities Sold Short	(3,016,100)	—	—	(3,016,100)
Total	$57,507,977	$442,846,286	$0	$500,354,263
Global Women's Equality
Common Stocks—Domestic	$17,410,362	$—	$—	$17,410,362
Common Stocks—Foreign	6,880,857	10,214,415	—	17,095,272
Exchange Traded Funds	550,834	—	—	550,834
Cash Equivalents	720,844	—	—	720,844
Total	$25,562,897	$10,214,415	$—	$35,777,312
Global Environmental Markets
Common Stocks—Domestic	$22,758,573	$—	$—	$22,758,573
Common Stocks—Foreign	2,968,748	28,538,810	—	31,507,558
Cash Equivalents	—	4,145,000	—	4,145,000
Total	$25,727,321	$32,683,810	$—	$58,411,131

* Other financial instruments refer to derivative instruments not reflected in the Schedules of Investments, such as futures, forward contracts, options and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.

December 31, 2012

Notes to Financial Statements, continued

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

International
Common Stock
Balance as of December 31, 2011	$50,279
Realized Gain (loss)	—
Amortization of Premium	—
Change in unrealized appreciation (depreciation)	(24,722)
Purchases	—
Sales	—
Transfers in and/or out of Level 3	—
Balance as of December 31, 2012	$25,557

	Balanced	High Yield Bond Fund
Bonds and Notes
Balance as of December 31, 2011	$2,250,302	$0
Realized Gain (loss)	—	—
Amortization of Premium	—	(151,898)
Change in unrealized appreciation (depreciation)	5,286	94,124
Purchases	—	57,774
Sales	—	—
Transfers in and/or out of Level 3	—	—
Balance as of December 31, 2012	$2,255,588	$0

The change in unrealized gain/loss on Level 3 securities held at December 31, 2012, included gains of $5,286 and $94,124 in the Balanced Fund and High Yield Bond Fund, respectively; and a loss of $24,722 in the International Fund for the year then ended.

Transfers in and out of Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Level 1 and Level 2 during the period.

Significant unobservable inputs were used by two Funds for Level 3 fair value measurements. The Balanced Fund holds positions in Community Investment notes which were purchased at par and are marked up or down daily using the daily movement in a U.S. swap rate which most closely corresponds to the

December 31, 2012

security's maturity. The International Fund holds an equity security which has been delisted from the Hong Kong exchange. The security is valued based on the Hong Kong equivalent value of an affiliated U.S. dollar-denominated security which continues to trade in a secondary market.

Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings.

Investment Income Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.

Distributions to Shareholders Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates. The Balanced Fund, Growth Fund, Small Cap Fund, International Fund, Global Women's Equality Fund and Global Environmental Markets Fund expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually. The High Yield Bond Fund expects to pay dividends of net investment income, if any, monthly and to make distributions of capital gains, if any, at least annually. A shareholder begins earning dividends on High Yield Bond Fund shares the day after the Fund receives his or her purchase payment. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Class Accounting Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. Each Fund has adopted a 12b-1 plan, applicable to certain classes of each of the Funds. Expenses of the Funds that are directly identifiable to a specific Fund, such as transfer agent fees, custody fees and registration fees, are applied to that Fund. Expenses that are not readily identifiable to a specific Fund, such as printing expense,

December 31, 2012

Notes to Financial Statements, continued

Trustees' fees and legal fees, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Investment income, realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class of shares.

Federal Income Taxes Each of the Funds intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. Federal income tax purposes.

Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

Non-U.S. Securities Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some of the Fund's investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; fluctuation in foreign currency exchange rates and the possible imposition of currency exchange controls. If the Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

December 31, 2012

Securities Lending Each of the Funds may lend their securities pursuant to a securities lending agreement (Lending Agreement) with State Street Bank and Trust Company. Initial security loans made pursuant to the Lending Agreement are required to be secured by collateral not less than the percentage specified in the agreement, ranging from 102% to 105%, depending on the types of securities. Cash collateral received is invested in the State Street Institutional U.S. Government Money Market Fund, a registered Rule 2a-7 money market fund. Borrowers may also pledge non-cash collateral within the guidelines for acceptable forms of non-cash collateral approved by the Board of Trustees. At December 31, 2012, non-cash collateral consisted of U.S. Treasuries and short-term U.S. Government Agency obligations.

The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. The primary risk associated with securities lending is if the Borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities.

A portion of the income generated upon investment of the collateral is remitted to the borrower and the remainder is allocated between the Funds and the lending agent. The Funds record security lending income net of such allocation. The Funds continue to receive dividends on the securities loaned, which are accounted for in the same manner as other dividend and interest income.

As of December 31, 2012, the value of securities loaned, payable for collateral due to brokers and non-cash collateral pledged by brokers were as follows:

	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Non-Cash Collateral Value
Balanced	$26,806,826	$24,234,830	$2,830,174
Growth	7,154,494	5,917,723	1,278,956
Small Cap	597,418	601,253	—
International	898,683	907,479	—
High Yield Bond	31,551,243	32,133,798	—
Global Women's Equality	718,864	720,844	—

December 31, 2012

Notes to Financial Statements, continued

Short Sales A Fund may engage in short sales, whereby it sells a security it generally does not own (the security is borrowed) when a portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. To complete a short sale transaction, the Fund will borrow the security to deliver it to the purchaser and buy that same security in the market at a later time to return it to the lender. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

The initial amount of a short sale is recorded as a liability, which is marked to market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. For a short against the box, as the security's price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security's price rises. The Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are recorded as an expense of the Fund. Short sales held by the Fund are fully collateralized by restricted cash or other securities. At December 31, 2012, $3,032,500 in cash was segregated and restricted to cover collateral requirements. Short positions held at the end of the period are disclosed in the footnotes to the Schedules of Investments.

NOTE B—Investment Advisory Fee and Transactions with Affiliated and Other Parties

The Trust has entered into an Investment Advisory Contract (the "Agreement") with Pax World Management LLC (the "Adviser"). Pursuant to the terms of the agreement, the Adviser, subject to the supervision of the Board of Trustees of the Trust, is responsible for managing the assets of the Funds in

December 31, 2012

accordance with the Funds' investment objective, investment programs and policies.

Pursuant to the Agreement the Adviser has contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Adviser also has contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Adviser at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

	Average Net Asset Value of Fund
Fund	Up to $25M	Over $25M
Balanced	0.75%	0.50%
Fund		Annual rate
Growth		0.75%
Small Cap		0.75%
International		0.85%
High Yield Bond		0.50%
Global Women's Equality		0.75%
Global Environmental Markets		0.90%

For the period ended December 31, 2012, the Funds incurred the following advisory fees:

Fund	Total Advisory Fees Paid
Balanced	$9,268,538
Growth	956,344
Small Cap	115,367
International	358,565
High Yield Bond	2,408,041
Global Women's Equality	260,429
Global Environmental Markets	418,661

December 31, 2012

Notes to Financial Statements, continued

The Adviser has contractually agreed to reimburse Funds to the extent that each Fund's respective expenses exceed, on an annual basis, the following percentages of average daily net assets:

Fund	Individual Investor Class	Institutional Class	R Class
Growth	1.29%	1.04%	1.54%
Small Cap	1.24%	0.99%	1.49%
International	1.40%	1.15%	1.65%
Global Women's Equality	1.24%	0.99%	N/A
Global Environmental Markets	1.40%	1.15%	1.65%

The Adviser has contractually agreed to reimburse expenses to the extent they exceed the expense caps indicated above until at least December 31, 2015.

Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Trustees; (iii) the fees of the Funds' custodian and transfer agent; (iv) the fees of the Funds' legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Board of Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

For the period ended December 31, 2012, the dollar amount of expense reimbursements and fee waivers for each of the Funds were as follows:

	Total Expense Reimbursement by Adviser
Fund	Individual Investor Class	Institutional Class	R Class
Growth	$181,805	$9,446	$730
Small Cap	141,420	5,653	749
International	123,810	32,867	1,078
Global Women's Equality	147,260	7,563	N/A
Global Environmental Markets	165,061	21,409	4,419

December 31, 2012

The Trust has adopted a plan ("Plan") pursuant to Rule 12b-1 under the Act that allows the Funds to pay distribution fees for the sale and distribution of certain shares as described below and for personal services rendered to the Fund shareholders in connection with the maintenance of shareholder accounts. Under the Plan, each Fund will pay its Distributor a Distribution Fee equal to 0.25% of the annual average daily net assets attributable to the Individual Investor Class shares and 0.50% of the annual average daily net assets attributable to the R Class shares. The Distributor may pay all or any portion of the Distribution Fee to securities dealers or Other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of indicated shares of such Fund, or for providing personal services to investors in the indicated shares of such Fund and/or the maintenance of shareholder accounts, and may retain all or any portion of the Distribution Fee as compensation for the Distributor's services as principal underwriter of the indicated shares of such Fund.

Several individuals who are officers and/or Trustees of the Trust are also employees of the Adviser.

NOTE C—Investment Information

Purchases and proceeds from sales of investments for the Funds for the period ended December 31, 2012 were as follows:

	Purchases		Sales
Fund	Investments[1]	U.S. Government Bonds	Investments[1]	U.S. Government Bonds
Balanced	$422,830,777	$137,366,687	$591,715,316	$54,475,000
Growth	26,576,824	—	27,718,559	—
Small Cap	24,608,166	—	24,442,811	—
International	25,056,368	—	18,150,936	—
High Yield Bond	351,887,806	—	336,339,294	—
Global Women's Equality	12,136,687	—	16,675,986	—
Global Environmental Markets	31,959,279	—	20,953,509	—

1Excluding short-term investments and U.S. Government bonds.

December 31, 2012

Notes to Financial Statements, continued

For federal income tax purposes, the identified cost of investments owned at December 31, 2012 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of December 31, 2012 were as follows for the Funds:

Fund	Identified cost of investments for Federal income tax basis	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Balanced	$1,584,207,906	$310,616,461	$24,669,557	$285,946,904
Growth	110,244,483	30,172,024	3,704,067	26,467,957
Small Cap	16,304,118	1,298,885	902,121	396,764
International	42,162,921	5,996,829	2,281,568	3,715,261
High Yield Bond	490,774,146	22,097,343	9,501,126	12,596,217
Global Women's Equality	33,495,122	3,699,708	1,417,518	2,282,190
Global Environmental Markets	50,516,163	8,993,917	1,098,949	7,894,968

At December 31, 2012, the Balanced Fund, Growth Fund, International Fund, High Yield Bond Fund and Global Women's Equality Fund had unrealized foreign currency gains of $1,910; $93; $623; $7,168 and $534, respectively. The Global Environmental Markets Fund had an unrealized foreign currency loss $202.

Options Transactions The Funds may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities. The Funds generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon the exercise of the option.

Options are valued daily based upon the last sale price of the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding call or put options are noted in the Schedules of Investments. Contracts subject to call or put, expiration date,

December 31, 2012

exercise price, premium received and market value are detailed in the notes to the Schedules of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Realized gains and losses are reported in the Statements of Operations.

There are risks associated with transactions in options on securities. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases above the exercise price and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security continues to decrease after the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction before the exercise date if a liquid secondary market does not exist.

Written option activity for the period ended December 31, 2012 is as follows:

	Outstanding at 12/31/11	Written	Closed	Expired	Exercised	Outstanding at 12/31/12
Balanced Fund
Call Options
Number of contracts	3,205	3,750	(2,638)	(2,000)	(317)	2,000
Premiums received	$386,453	$1,904,127	$(1,369,853)	$(173,938)	$(36,019)	$710,770
Put Options
Number of contracts	2,100	—	(1,200)	(400)	(500)	—
Premiums received	$394,415	$—	$(180,662)	$(95,644)	$(118,109)	$—
Growth Fund
Call Options
Number of contracts	—	10	(10)	—	—	—
Premiums received	$—	$41,844	$(41,844)	$—	$—	$—
Put Options
Number of contracts	—	21	(10)	—	—	11
Premiums received	$—	$61,286	$(30,644)	$—	$—	$30,642
High Yield Bond Fund
Put Options
Number of contracts	1,000	—	(1,000)	—	—	—
Premiums received	$176,198	$—	$(176,198)	$—	$—	$—

December 31, 2012

Notes to Financial Statements, continued

The Balanced Fund, the High Yield Bond Fund, and the Women's Equity Fund held equity option contracts as of December 31, 2012. The fair value of such contracts (not accounted for as hedging instruments under FASB Statement of Financial Accounting Standards No. 133 ("FASB 133") and whose primary underlying risk exposure is equity risk at December 31, 2012 was as follows:

	Purchased Equity Options Asset Derivatives Fair Value[1]	Written Equity Options Liability Derivatives Fair Value[2]
Balanced Fund	$—	$1,252,000
Growth	—	26,015

1Statement of Assets and Liabilities location: Investments, at value.

2Statement of Assets and Liabilities location: Options written, at value.

The effect of equity options on the statement of operations for the period ended December 31, 2012 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income[2]
Written Options
Balanced Fund	$548,768	$(386,523)
Growth Fund	57,989	4,627
High Yield Bond Fund	164,198	(91,198)

1Statement of Operations location: Purchased options—Net realized gain (loss) on Investments; Written options—Net realized gain (loss) on Options contracts written.

2Statement of Operations location: Purchased options—Change in unrealized appreciation (depreciation) on Investments; Written options—Change in unrealized appreciation (depreciation) on Option contracts written.

Repurchase Agreements The Funds may enter into repurchase agreements with institutions that the Adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The collateral is held by a third party, which the Funds may not recall. A Fund bears the risk of loss in the event the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

December 31, 2012

Restricted and Illiquid Securities The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 ("the Act") which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Board of Trustees. At December 31, 2012, the Balanced Fund held $11,275,098 or 0.62% of net assets and the High Yield Bond Fund held $173,137,285 or 35.90% of net assets in securities exempt from registration under Rule 144A of the Act.

At December 31, 2012, the Balanced Fund held $4,360,364 of illiquid securities representing 0.24% of net assets; the International Fund held $25,557 of illiquid securities representing 0.06% of net assets; and the High Yield Bond Fund held $14,904,766 of illiquid securities, representing 3.09% of net assets. The Fund will classify as "illiquid" all securities that may no longer be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such security for the purpose of calculating the Fund's net asset value. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Fund may experience difficulty in closing out positions at prevailing market prices.

Additional information on illiquid securities held at December 31, 2012, is as follows:

Security	Acquisition Date Range	Cost	Market Value
Balanced Fund
America Movil SAB de CV, 9.000%, 01/15/16	11/20/06-02/08/07	$4,847,456	$4,360,364
International Fund
Chaoda Modern Agriculture (Holdings), Ltd.	03/22/11-07/19/11	$377,812	$25,557
High Yield Bond Fund
Alliance HealthCare Services, Inc., 8.000%, 12/01/16	11/30/09-07/29/10	$4,883,786	$4,561,275
America Movil SAB de CV, 9.000%, 01/15/16	10/05/07-02/12/09	1,968,619	2,096,329

December 31, 2012

Notes to Financial Statements, continued

Security	Acquisition Date Range	Cost	Market Value
High Yield Bond Fund, continued
Axtel SAB de CV, 144A, 9.000%, 09/22/19	03/16/10	$2,053,827	$1,110,000
FPL Energy National Wind Portfolio LLC, 144A, 6.125%, 03/25/19	02/16/05-06/28/05	384,686	330,448
Human Touch LLC/Interactive Health Finance, 144A, 15.000%, 03/30/14	03/19/04-01/20/05	617,022	0
Interactive Health (Warrant)	03/19/04-01/20/05	0	0
Inversiones Alsacia SA, 144A, 8.000%, 08/18/18	02/06/12-07/09/12	2,185,375	2,225,569
Maxcom Telecomunicaciones SAB de CV, 11.000%, 12/15/14	12/13/06-01/07/10	5,857,407	4,080,000
Ormat Funding Corp., 8.250%, 12/30/20	02/06/04-01/06/05	507,898	471,145

NOTE D—Tax Information

For financial reporting purposes, the capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and tax treatment related to investments in REITs, ETFs and PFICs.

For the year ended December 31, 2012, the Funds recorded the following reclassifications:

Fund	Undistributed net investment income	Accumulated net realized gain (loss)	Paid in capital
Balanced	$(801,620)	$801,620	$—
Growth	(92,952)	92,952	—
Small Cap	(83)	83	—
International	(12,782)	12,782	—
High Yield Bond	134,774	(134,774)	—
Global Women's Equality	(16,717)	16,717	—
Global Environmental Markets	(2,479)	2,479	—

Net assets were not affected by these reclassifications.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. In addition to permanent differences previously noted, temporary differences may arise from recognition of certain items of income, expense, gain or loss in different periods for

December 31, 2012

financial reporting and tax purposes. Such differences will reverse at some time in the future. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. For tax purposes, short-term capital gains are considered ordinary income.

The tax character of distributions paid during 2012 and 2011 was as follows:

	Distributions paid in 2012		Distributions paid in 2011
Fund	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Balanced	$29,205,788	$—	$24,786,448	$—
Growth	250,000	—	—	—
Small Cap	487,747	39,283	1,127,876	243,441
International	892,428	—	609,451	57,410
High Yield Bond	35,472,663	4,076,815	33,638,396	7,231,486
Global Women's Equality	454,048	—	421,862	—
Global Environmental Markets	865,487	—	—	871,127

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term capital gains	Other temporary differences	Net unrealized appreciation (depreciation)
Balanced	$1,666,137	$—	$(1,040,300)	$285,407,584
Growth	124,790	—	(2,507,832)	26,472,677
Small Cap	146,625	123,317	—	396,764
International	33,779	—	(5,521,839)	3,715,884
High Yield Bond	622,090	—	(1,509,737)	12,025,777
Global Women's Equality	28,270	—	(2,769,959)	2,282,724
Global Environmental Markets	—	—	(1,431,711)	7,894,766

During the period from November 1, 2012 through December 31, 2012, the Balanced Fund and the High Yield Bond Fund incurred capital losses in the amounts of $1,040,300 and $1,509,737; respectively. In addition, the Global Environmental Markets Fund incurred a qualified late-year ordinary loss of

December 31, 2012

Notes to Financial Statements, continued

$54,473. Each of these losses are treated for Federal income tax purposes as if they occurred on January 1, 2013. Accordingly, during 2012, the Funds may have made distributions, as required by Internal Revenue Code Regulations, in excess of amounts recognized for financial reporting purposes.

The RIC Modernization Act of 2010 (the "Act") was signed into law on December 22, 2010. Under the Act, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, losses incurred post-enactment will be required to be utilized prior to the losses incurred in pre-enactment years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses, rather than being considered as all short-term as under previous law.

In 2012, the Funds utilized prior carryforward losses and carried forward remaining losses as follows:

	Capital Loss Carryforwards	Expires	No Expiration		Total Carryforward
Fund	Utilized in 2012	in 2017	ST	LT	Loss Remaining
Balanced	$50,065,341	$—	$—	$—	$—
Growth	6,162,543	2,507,832	—	—	2,507,832
Small Cap	—	—	—	—	—
International	—	—	1,570,458	3,951,381	5,521,839
High Yield Bond	—	—	—	—	—
Global Women's Equality	—	1,657,238	1,112,721	—	2,769,959
Global Environmental Markets	—	—	1,072,666	304,572	1,377,238

Uncertain Tax Position Management has analyzed the Funds' tax positions taken for all open tax years which remain subject to examination by the Funds' major tax jurisdictions (years 2008 through 2011). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. Management has concluded that, as of and during the period ended December 31, 2012, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.

December 31, 2012

NOTE E—Custodian Bank and Custodian Fees

The custodian fees charged are reduced, pursuant to expense offset arrangements with each Fund, by an earnings credit which is based upon the average cash balances maintained at the Funds' custodian. If the Funds did not have such offset arrangements, they could have invested such amounts in income-producing assets. Custody credits for each of the Funds for the period ended December 31, 2012, reported as Fees paid indirectly in the Statements of Operations, were as follows:

Fund	Custody Credits
Balanced	$382
Growth	24
Small Cap	8
High Yield Bond	1,372
Global Environmental Markets	8

NOTE F—Other

Recent Accounting Pronouncements In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements related to derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact, if any, of the update's adoption on the financial statements of the Funds.

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Pax World Funds Series Trust I:

We have audited the accompanying statements of assets and liabilities of Pax World Balanced Fund, Pax World Growth Fund, Pax World Small Cap Fund, Pax World International Fund, Pax World High Yield Bond Fund, Pax World Global Women's Equality Fund, and Pax World Global Environmental Markets Fund (formerly, "Pax World Global Green Fund") (collectively, the "Funds") (seven of the eleven funds constituting the Pax World Funds Series Trust I), including the schedules of investments, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pax World Balanced Fund, Pax World Growth Fund, Pax World Small Cap Fund, Pax World International Fund, Pax World High Yield Bond Fund, Pax World Global Women's Equality Fund, and Pax World Global Environmental Markets Fund of Pax World Funds Series Trust I at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 22, 2013

December 31, 2012

Notes to Financial Statements, continued

Proxy Voting (Unaudited)

You may obtain a description of the Funds' policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 800.767.1729 or on the SEC's website at www.sec.gov.

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at 800.767.1729 or visiting Pax World's website at www.paxworld.com and will be available without charge by visiting the SEC's website at www.sec.gov.

Quarterly Portfolio Holdings Disclosure (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Qs are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Information contained in each Fund's Form N-Qs may also be obtained by visiting Pax World's website at www.paxworld.com or telephoning Pax World (toll-free) at 800.767.1729.

Federal Tax Information (Unaudited)

The percentages of ordinary income distributed by each of the Funds that is Qualified Dividend Income (QDI) and that qualifies for corporate Dividends Received Deduction (DRD) are as follows:

	QDI %	DRD %
Balanced	75.57%	52.41%
Growth	100.00%	100.00%
Small Cap	100.00%	100.00%
International	100.00%	0.00%
High Yield Bond	1.14%	1.05%
Global Women's Equality	100.00%	72.22%
Global Environmental Markets	100.00%	36.73%

December 31, 2012

Notes to Financial Statements, continued

Management of the Funds (Unaudited)

The business of the Trust is managed under the direction of the Trust's Board of Trustees. The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and the Trust. The Trust's Board of Trustees oversees the Adviser and decides upon matters of general policy. The Board of Trustees meets at least four (4) times per year, and reviews the performance and operations of the Funds. The Adviser, either directly or through others selected by the Adviser, furnishes daily investment advisory services.

Officers/Trustees

The following table reflects the name and age, position(s) held with the Trust, the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held, and the number of portfolios overseen in the Pax World Fund Family of those persons who were the trustees and/or officers of the Funds on December 31, 2012. The trustees and officers set forth in the first table below (Interested Trustees and Officers) are considered interested persons under the 1940 Act by virtue of their position or affiliation with the Adviser. The trustees in the second table (Disinterested Trustees) are not considered interested persons and have no affiliation with the Adviser. The business address of each trustee and officer is 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.

None of the officers or trustees of the Funds are related to one another by blood, marriage or adoption. The aggregate remuneration paid by each Fund during the period covered by the report to (i) all Trustees and all members of any advisory board for regular compensation; (ii) each Trustee and each member of an advisory board for special compensation; (iii) all officers; and (iv) each person of whom any officer or Trustee of the Fund is an affiliated person is as follows: Pax World Balanced Fund, $120,483; Pax World Growth Fund, $19,506; Pax World International Fund, $14,489; Pax World Small Cap Fund, $12,922; Pax World High Yield Bond Fund, $40,508; Pax World Global Women's Equality Fund, $14,061; and Pax World Global Environmental Markets Fund, $14,742.

December 31, 2012

Interested Trustees and Officers

Name and Age	Position(s) Held with the Trust; Term of Office[1], and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee or Officer	Number of Portfolios overseen
Laurence A. Shadek (63)	Trustee (since 2006)	Chairman of the Board of the Adviser (1996-present); Executive Vice-President of Wellington Shields & Co. LLC or its predecessor (1986-present); Executive Vice President of Pax World Money Market Fund (1998-2008); Chairman of the Board of Directors of the Pax World Balanced Fund (1996-2006), Pax World Growth Fund (1997-2006), and Pax World High Yield Bond Fund (1999-2006); member of the Board of Trustees of Franklin & Marshall College (1998-present).	13
Joseph Keefe (59)	Trustee, Chief Executive Officer (since 2006)	Chief Executive Officer (2005-present) and President (2006-present) of the Adviser; President of Pax World Money Market Fund (2006-2008); Senior Vice President of the Pax World Balanced, Pax World Growth, and Pax World High Yield Bond Fund (2005-2006); President of New Circle Communications LLC (2000-2005); Chair of Board, Women Thrive Worldwide (2009-present); Co-Chair of The Carbon Coalition (2003-present); member of the Boards of Directors of Americans for Campaign Reform (2003-present), On Belay (2006-2011) and the Social Investment Forum (2000-2006).	13
John Boese (49)	Chief Compliance Officer (since 2006)

Chief Compliance Officer of the Adviser (2006-present); Chief Compliance Officer for Pax World Funds Trust II (2008-present); Vice President and Chief Regulatory Officer of the Boston Stock Exchange, Boston, MA (2000-2006).

N/A
Maureen Conley (50)	Secretary (since 2006)	Senior Vice President of Shareholder Services/Operations (2005-present) and Manager of Shareholder Services (2000-2005) for the Adviser; Secretary Pax World Funds Trust II (2008-present).	N/A
Alicia K. DuBois (53)	Treasurer (since 2006)

Chief Financial Officer for the Adviser (2006-present); Treasurer for Pax World Funds Trust II (2008-present); Assistant Treasurer for both Jefferson Pilot Investment Advisory Corp. and Jefferson Pilot Variable Fund, Inc. (2001-2006); and Assistant Vice President at Lincoln Financial Group (formerly Jefferson-Pilot Corp.) (2005-2006).

N/A
Scott LaBreche (40)	Assistant Treasurer (since 2010)

Assistant Treasurer for Pax World Funds Trust II (2010-present); Director, Portfolio Analysis & Reporting for the Adviser (2009-present), Fund Administration Manager & Portfolio Analyst for the Adviser (2007-2009), Securities Fund Analyst, Lincoln Financial Group (formerly Jefferson Pilot Financial) (2000-2007).

N/A

December 31, 2012

Disinterested Trustees

Name and Age	Position(s) Held with the Trust; Term of Office[1], and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee or Officer	Number of Portfolios overseen
Adrian P. Anderson (58)[2]	Trustee (since 2007)	Chief Executive Officer of North Point Advisors, LLC (2004-present); Senior Consultant of Gray and Co. (1999-2004).	13
Carl H. Doerge, Jr. (74)[2]	Chairman of the Board of Trustees; Trustee (since 2006)	Private investor (1995-present); member of the Board of Trustees and Police Commissioner of the Village of Upper Brookville, NY (1998-present); member of the Board of Directors (1998-present) and Chairman of the Investment Committee (1999-present) of St. Johnland Nursing Home in Kings Park, NY.	13
Cynthia Hargadon (57)[3]	Trustee (since 2006)	Senior Consultant of North Point Advisors, LLC (2003-2006, 2010-present); Managing Director of CRA Rogers Casey (2006-2010).	13
Louis F. Laucirica (71)[2]	Trustee (since 2006)	Associate Dean and Director of Undergraduate Studies of Stevens Institute of Technology, Howe School (1999-2010).	13
John L. Liechty (58)[3]	Trustee (since 2010)	Principal, Integrated Investment Solutions (2009-present); Principal, Integrated Financial Planning (2010-present); President and CEO, MMA Praxis Mutual Funds (1997-2008).	13
Nancy S. Taylor (57)[3]	Trustee (since 2006)	Senior Minister, Old South Church in Boston, MA (2005-present); Trustee, Andover Newton Theological School (2002-present); Chair of the Board of Trustees of Andover Newton Theological School; Board of Managers, Old South Meeting House (2005-present); Director, Ecclesia Ministries, a ministry to Boston's homeless population (2003-present).	13
1Trustees of the Funds hold office until a successor is chosen and qualifies. Officers of the Funds are appointed by the Board of Trustees and hold office until a successor is chosen and qualifies.

2Designates a member of the Audit Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Audit Committee meets on at least a quarterly basis.

3Designates a member of the Nomination, Compensation & Compliance Committee. The Nomination, Compensation & Compliance Committee is responsible for considering and recommending Board candidates, reviewing and recommending Board compensation, and overseeing regulatory and fiduciary compliance matters. The Nomination, Compensation & Compliance Committee meets on at least a quarterly basis.

December 31, 2012

The Statement of Additional Information includes additional information about the trustees and is available upon request without charge by calling 800.767.1729 between the hours of 9:00 a.m. and 6:00 p.m. Eastern time or by visiting our website at www.paxworld.com.

December 31, 2012

Account Options and Services

At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.

Types of Accounts

Regular Accounts: Individual, business and trust accounts are available for all Pax World Funds.

Traditional IRA Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.

Roth IRA Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.

SIMPLE IRA This is an easy-to maintain retirement plan designed for small businesses.

SEP IRA This is an employer funded retirement plan popular with small businesses and self-employed persons.

Education Savings Account & Uniform Gift to Minors Account (UGMA) These plans provide excellent ways to save for a child's education.

Services

Automatic Investment Plan You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. Automatic investment plans do not assure a profit and do not protect against loss in declining markets.

Online Account Access Utilizing a unique ID number and PIN, you can access your Pax World account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.

www.paxworld.com Learn all about Pax World through our web site! You can check Fund performance, read about our portfolio managers, view Connection—our quarterly newsletter, and see how Pax World voted on various proxies for the companies in our portfolios.

Please note that the information contained herein does not constitute tax advice. Always consult your tax advisor before making any tax-related investment decisions.

This annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds' investment objectives, risks and charges and expenses carefully before investing. The Funds' prospectus contains this and other information about the Funds and may be obtained by calling 800.767.1729, emailing info@paxworld.com or visiting www.paxworld.com. The performance data quoted herein represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. In addition, current performance may be lower or higher than the performance data quoted herein. For more recent month-end performance information, please call 800.767.1729 or visit www.paxworld.com.

Distributor: ALPS Distributors, Inc. member of FINRA (2/13).

THIS PAGE INTENTIONALLY LEFT BLANK

30 Penhallow Street, Suite 400
Portsmouth NH 03801

800.767.1729
www.paxworld.com

PAX003016

Item 2.                                 Code of Ethics.

As of December 31, 2012, the Registrant has adopted a “code of ethics,” as such term is defined in paragraph (b) of this Item 2, that applies to all officers of the Registrant, including Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or by a third party.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.                                 Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Carl H. Doerge, Jr. and Adrian Anderson, who each serve on the Board’s Audit Committee, qualify as “audit committee financial experts,” as such term is defined in paragraph (b) of this Item 3. The Board also has determined that Messrs. Doerge and Anderson are “independent,” as such term is interpreted by subparagraph (a)(2) of this Item 3. The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 of the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Item 4.                                 Principal Accountant Fees and Services.

(a)           Audit Fees.     The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $270,000 and $270,000 for the fiscal years ended December 31, 2012 and 2011, respectively.

(b)           Audit-Related Fees.     The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0 for the fiscal years ended December 31, 2012 and 2011, respectively.

(c)           Tax Fees.     The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $110,106 and $110,106 for the fiscal years ended December 31, 2012 and 2011, respectively. Fees disclosed under this category are for professional services related to review and execution of federal, state and excise tax returns and advice concerning tax compliance and planning.

(d)           All Other Fees.     The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, are $0 and $0 for the fiscal years ended December 31, 2012 and 2011, respectively.

(e)           (1)    To the extent required by applicable regulations, the Audit Committee approves in advance all audit and non-audit services rendered to the Registrant by the independent registered public accounting firm and all non-audit services to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2)     With respect to the services described in paragraphs (b) through (d) of this Item, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of

Regulation S-X and no amount was required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, or to the Registrant’s investment adviser, or to any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant totaled $0 and $0, for the fiscal years ended December 31, 2012 and 2011, respectively.

(h)           Not applicable.

Item 5.                                 Audit Committee of Listed Registrants.

Not applicable.

Item 6.                                 Schedule of Investments.

A complete series of schedules of investments is included as part of the report to shareholders filed under Item 1.

Item 7.                                 Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                 Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.                                 Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11.                          Controls and Procedures.

(a)           It is the conclusion of the Registrant’s principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “Disclosure Controls”) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b)           There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.                          Exhibits.

(a)                    (1)                                The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2)                                 Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached.

(3)                                 Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)                                 Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pax World Funds Series Trust I

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President

Date	February 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President (Principal Executive Officer)

Date	February 22, 2013

By (Signature and Title)	/s/ Alicia K. DuBois
Alicia K. DuBois, Treasurer (Principal Financial Officer)

Date	February 22, 2013

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